As filed with the Securities and Exchange Commission on May 1, 2002. Registration No. 333-69508

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

Kansas City Life Variable Life Separate Account (Exact name of trust)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of depositor)
3520 Broadway
Kansas City, Missouri 64111-2565
(Complete address of depositor's principal
executive offices)

C. John Malacarne
Kansas City Life Insurance Company
3520 Broadway Kansas City, Missouri 64111-2565
(Name and complete address of agent for service)

Copy to: W. Thomas Conner, Esq.
                Sutherland Asbill & Brennan LLP
                1275 Pennsylvania Avenue, N.W.
                Washington, D.C. 20004-2415

It is proposed that this filing will become effective as soon as practicable after the effective date.

___immediately upon filing pursuant to paragraph (b) of Rule 485
_X_on May 1, 2002 pursurant to paragraph (b) of Rule 485
___60 days after filing pursuant to paragraph (a)(i) of Rule 485
___on (date) pursuant to paragraph (a)(i) of Rule 485
___this post-effective amendment designates a new effective date for a previously filed post effective amendment

Title of Securities Being Registered: Flexible Premium Variable Joint Survivorship Life Insurance Contracts.

PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
Kansas City Life Insurance Company

           Home Office:                            Correspondence to:
           3520 Broadway                         Variable Administration
 Kansas City, Missouri 64111-2565                    P.O. Box 219364
     Telephone (816) 753-7000               Kansas City, Missouri 64121-9364
                                                Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definition section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract. The Contract also provides you the opportunity to allocate Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account (“Variable Account”) or to the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund (“Funds”) as follows:

MFS®VARIABLE INSURANCE TRUSTSM	MANAGER

MFS Emerging Growth Series	MFS Investment Management®
MFS Research Series
MFS Total Return Series
MFS Utilities Series
MFS Global Governments Series
MFS Bond Series

AMERICAN CENTURY VARIABLE PORTFOLIOS	MANAGER

American Century VP Capital Appreciation	American Century Investment Management, Inc.
American Century VP Income & Growth
American Century VP International
American Century VP Value

FEDERATED INSURANCE SERIES	MANAGER

Federated American Leaders Fund II	Federated Investment Management Company
Federated High Income Bond Fund II	Federated Investment Management Company Federated
Prime Money Fund II	Federated Investment Management Company
Federated International Small Company Fund II	Federated Global Investment Management Corp.

DREYFUS VARIABLE INVESTMENT FUND	MANAGER

Appreciation Portfolio(Initial Class)	The Dreyfus Corporation
Small Cap Portfolio(Initial Class)

DREYFUS STOCK INDEX FUND(Initial Class)	MANAGER

The Dreyfus Corporation
Sub-Investment Adviser: Mellon Equity Associates

THE DREYFUS SOCIALLY	MANAGER
RESPONSIBLE GROWTH FUND, INC. (INITIAL CLASS)

The Dreyfus Corporation Sub-Investment Adviser: NCM
Capital Management Group, Inc.

J.P. MORGAN SERIES TRUST II	MANAGER

JPMorgan U.S. Disciplined Equity Portfolio	JP Morgan Investment Management Inc.
JPMorgan Small Company Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE	MANAGER
PRODUCTS TRUST

Templeton International Securities Fund (Class 2)	Templeton Investment Counsel, Inc.
Franklin Small Cap Fund (Class 2)	Franklin Advisers, Inc.
Franklin Real Estate Fund (Class 2)	Franklin Advisers, Inc.
Templeton Developing Markets Securities Fund (Class 2)	Templeton Asset Management Ltd.

CALAMOS ADVISORS TRUST	MANAGER

Calamos Convertible Portfolio	Calamos Asset Management, Inc.

A.I.M VARIABLE INSURANCE FUNDS	MANAGER

AIM V.I. Dent Demographic Trends Fund	A I M Advisors, Inc.
AIM V.I. New Technology Fund
AIM V.I. Value Fund

SELIGMAN PORTFOLIOS, INC.	MANAGER

Seligman Capital Portfolio(Class 2)	J. & W. Seligman & Co. Incorporated
Seligman Communications and Information Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

  Option A: a level Death Benefit;
  Option B: a Death Benefit that fluctuates with the value of the Contract; and
  Option L: provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Premium requirements.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks, including the loss of Premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Date of this Prospectus is May 1, 2002

  EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT..33

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount	The amount of insurance coverage under the Contract which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date	The date we apply the initial Premium to your Contract. We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit	A Death Benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death Benefit options available which affect the calculation of the Death Benefit. Three coverage options (A, B or L) are available.

Death Proceeds	The amount of proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period	A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premium. This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option	An optional benefit, available only at issue of the Contract. If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office	P.O. Box 219364, Kansas City, Missouri 64121-9364.

Insureds	The two persons whose lives we insure under the Contract.

Lapse	Termination of the Contract because there is not enough value in the Contract when the Grace Period ends.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction	The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance. We describe calculation of the Net Investment Factor on page 30.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date	The date as of which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the Premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium .

Valuation Day	Each day the New York Stock Exchange is open for business.

Valuation Period	The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day. Close of business is at 3 p.m. Central Standard Time.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request	A written notice or written request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provides an overview of the Contract. Please read it along with the detailed information which follows in this Prospectus and the Contract.

        Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract’s long-term investment potential. It may not be advantageous to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See “ILLUSTRATIONS,” on page 38 and “Specialized Uses of the Contract,” on page 37.)

        The Contract. The Contract is a flexible premium survivorship variable universal life insurance contract. As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the Premiums paid.

The Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate Premiums. There is no guaranteed minimum value. However, there is a Guaranteed Minimum Death Benefit Option. Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract’s investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement. (See “Guaranteed Minimum Death Benefit Option,” page 32.) If this option in not in effect and the value is not enough to pay charges due, then the Contract will lapse without value after a Grace Period. (See ” Premiums to Prevent Lapse,” page 22.) We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements. (See “Guaranteed Payment Period and Guaranteed Monthly Premium” page 21). If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See “TAX CONSIDERATIONS,” page 48.) The Contract also permits loans and partial surrenders, within limits.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

        Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract", page 20.)

        Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and do not show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract Values will be different from those illustrated.

The illustrations show Contract Values based on both current charges and guaranteed charges. (See “ILLUSTRATIONS,” page 37.)

        Contract Tax Compliance.We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Due to the lack of guidance, however, there is uncertainty in this regard, particularly if you pay the full amount of Premiums permitted under the Contract. Under certain circumstances, federal tax law views a Contract as a “modified endowment contract.” Violation of the definition of life insurance and/or designation as a “modified endowment contract” will affect the tax advantages offered. We will monitor Contracts and will notify you on a timely basis if, based on our interpretation, your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. (See ”TAX CONSIDERATIONS,” page 48, for further discussion of the tax status of a Contract and the tax consequences.)

         Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at P.O. Box 219364, Kansas City, MO 64121-9364, 1-800-616-3670.

For information concerning compensation paid for the sale of Contracts, see “Sale of the Contracts,” page 49.

DIAGRAM OF CONTRACT

PREMIUMS

  You select a payment plan (Planned Premium), but you are not required to pay Premiums according to the plan. You can vary the amount and frequency and can skip Planned Premiums. (See page 20 for rules and limits.)

  The Contract’s minimum initial Premium and Planned Premium depend on the Insureds’ Age, sex, risk class, Specified Amount and any optional benefits and/or riders selected.

  You may pay Unscheduled Premiums, within limits. (See page 20.)

  Under certain circumstances, which include taking excessive Contract loans, you may have to pay extra Premiums to prevent lapse. (See page 22.)

DEDUCTIONS FROM PREMIUMS

  We deduct a Premium TaxCharge of 2.25% of all Premiums to cover any state and local premium taxes.(See page 26.)

  We deduct a Sales Charge of 6.00% of all Premiums to cover sales and administrative expenses.

ALLOCATION OF PREMIUMS

  You direct the allocation of Premiums among the Subaccounts of the Variable Account and/or the Fixed Account. We apply Premiums to your Contract after deducting the Sales Charge and Premium Tax Charge. (See page 23 for rules and limits on Premium allocations.)

  Each Subaccount invests in a corresponding portfolio of the Funds. While this Contract is in force, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.

  We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. (See page 23 for rules and limits on transfers from the Fixed Account.)

DEDUCTIONS FROM CONTRACT VALUE

  There is a Monthly Deduction for cost of insurance, monthly expense charges, and charges for any optional benefits and/or riders.

  The monthly expense charge is $7.50 per month.

  The Monthly Per Thousand of Specified Amount Charge varies by age and number of years the contract is in force but will not exceed $0.35 per thousand of face amount. (See chart and explanation on page 26.)

  There is no charge for the Guaranteed Minimum Death Benefit Option for the first 10 Contract Years. Beginning in the 11th Contract year, the monthly Guaranteed Minimum Death Benefit Option charge is: Current- $0.01 Per Thousand of Specified Amount; Guaranteed-$0.03 Per Thousand of Specified Amount. This charge only applies if you elect this option.

  Cost of insurance charges apply each month for all Contract Years. (See page 26.)

  The partial surrender fee is the lesser of: (a) 2% of the amount surrendered; or (b) $25.

  See page 46 for a description of charges for any additional benefits or riders.

  A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.

DEDUCTIONS FROM ASSETS

  There is a daily charge from the Subaccounts for mortality and expense risks. This charge is 0.625% on a current basis and a guaranteed basis. (See page 28.) We do not deduct this charge from the Fixed Account Value.

  Management fees and other expenses are deducted from the assets of each Portfolio before the calculation of Subaccount Values. (See page 28.) The following tables should assist you in understanding the fund expenses that you will bear. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. For a more complete description of the various expenses see the prospectuses for the underlying Funds that accompany this Prospectus.

CONTRACT VALUE

  Contract Value is equal to Premiums less Premium expense charges, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 29.)

  It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 23.)

  It can be transferred among the Subaccounts and Fixed Account. We apply a transfer processing fee of $25.00 if you make more than 6 transfers in a Contract Year. (See page 23 for rules and limits.)

  It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.

  We may credit a “bonus” to the Contract Value on each Monthly Anniversary Day beginning on the first Monthly Anniversary Date after the Contract Date. The bonus applies to Contracts with a Total Sum Insured of $5,000,000 or above and equals an annual rate of 0.125% of the Variable Account Value. This bonus is not guaranteed.

CASH BENEFITS

  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See page 35 for rules and limits.) Loans may have adverse tax consequences.

  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. Partial surrenders may have adverse tax consequences.

  You may surrender the Contract in full at any time for its Cash Surrender Value. A surrender charge based on the issue ages, risk class, policy size and sex of each Insured and the Specified Amount will apply during the first 10 Contract years. (See page 36.) The surrender charge factor will never exceed $50 per thousand of the Specified Amount. Surrenders may have adverse tax consequences.

  Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

  Payment options are available. (See page 36.)

DEATH BENEFITS

  Death Benefits generally pass income tax free to the Beneficiary.

  They are available as a lump sum or under a variety of payment options.

  The minimum initial Total Sum Insured is $200,000 which may be made up of a combination of Specified Amount and Additional Insurance Amount. The Specified Amount must be at least $100,000. We may allow these minimum limits to be reduced. (See page 19.)

  There are three Coverage Options available (See page 31):
  Option A - at least equal to the Total Sum Insured;
  Option B – at least equal to the Total Sum Insured plus Contract Value; and
  Option L – at least equal to the sum of the Total Sum Insured and an amount equal to the Contract Value multiplied by the applicable Option L Death Benefit percentage less the Total Sum Insured.

  The Guaranteed Minimum Death Benefit Option is available at issue (restrictions may apply). If elected, the Guaranteed Minimum Death Benefit Option Premium requirement must be met to keep the option in effect. (See page 32.)

  There is flexibility to change the Coverage Option and Specified Amount. (See page 31 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

  There are optional benefits and/or riders that may be available. (See page 47.)

  We deduct any Loan Balance from the amount payable.

TABLE OF FUND EXPENSES

The portfolios in the Funds pay management (or investment advisory) fees and other expenses. The following tables helps you understand the costs and expenses you will bear, directly or indirectly. The table shows Fund expenses for the year ended December 31, 2001, as a percentage of each Fund’s average net assets.

                                                     MFS     MFS Research  MFS Total     MFS        MFS     MFS Bond
                                                   Emerging     Series     Return     Utilities  Strategic   Series
                                                    Growth                   Series    Series      Income
                                                    Series                                         Series
MFS® Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)          0.75%        0.75%       0.75%      0.75%      0.75%      0.60%
Other Expenses 1/                                   0.12%        0.15%       0.14%      0.18%      0.37%      0.40%
Total Annual Fund Expenses 1/                       0.87%        0.90%       0.89%      0.93%      1.12%      1.00%
Expense Reimbursement 2/                             _NA_        _NA_         _NA_      _NA_      (0.20%)    (0.25%)
Net Annual Fund Expenses 1/                         0.87%        0.90%       0.89%      0.93%      0.92%      0.75%

                                                               Am Cent VP     Am Cent VP      Am Cent VP    Am Cent VP
                                                                 Capital    Income & Growth  International    Value
                                                              Appreciation
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                        1.00%          0.70%           1.26%        0.99%
Other Expenses 3/                                                 0.00%          0.00%           0.00%        0.00%
Total Annual Fund Expenses3/                                      1.00%          0.70%           1.26%        0.99%

                                                                Federated    Federated High   Federated      Federated
                                                                American       Income Bond   Prime Money   International
                                                             Leaders Fund II     Fund II       Fund II     Small Company
                                                                                                              Fund II
Federated Insurance Series Annual Expenses (as a percentage
of average net assets)
Management Fees (Investment Advisory Fees)                        0.75%           0.60%          0.50%         1.25%
Rule 12b-1 Fees 4/                                                 NA               NA            NA           0.25%
Shareholder Services Fee 4/                                       0.25%           0.25%          0.25%         0.25%
Other Expenses                                                    0.12%          0.16%           0.16%        3.79%5/
Total Annual Fund Expenses 4/                                     1.12%           1.01%          0.91%         5.54%
Waiver of Fund Expenses 4/                                       (0.25%)         (0.25%)        (0.25%)       (3.89%)
Net Annual Fund Expenses 4/                                       0.87%           0.76%          0.66%         1.65%

                                                               Dreyfus         Dreyfus Small
                                                             Appreciation      Cap Portfolio
                                                             Portfolio -         - Initial
                                                            Initial Shares        Shares
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%              0.75%
Other Expenses                                                  0.03%              0.04%
Total Annual Fund Expenses                                      0.78%              0.79%

                                                                      Dreyfus Stock
                                                                       Index Fund -
                                                                         Initial
                                                                          Shares
Dreyfus Stock Index Fund Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.25%
Other Expenses                                                            0.01%
Net Annual Fund Expenses                                                  0.26%

                                                                       The Dreyfus
                                                                        Socially
                                                                       Responsible
                                                                      Growth Fund,
                                                                     Inc. - Initial
                                                                         Shares
The Dreyfus Socially Responsible Growth Fund, Inc. Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.75%
Other Expenses                                                            0.03%
Net Annual Fund Expenses                                                  0.78%

                                                                 JPMorgan U.S.      JPMorgan Small Company
                                                              Disciplined Equity          Portfolio
                                                                   Portfolio
J.P.   Morgan   Series  Trust  II  Annual   Expenses  (as  a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.35%                  0.60%
Other Expenses                                                       0.50%                  0.55%
Total Annual Fund Expenses                                           0.85%                  1.15%

                                                            Templeton    Franklin     Franklin Real      Templeton
                                                             Foreign     Small Cap       Estate          Developing
                                                           Securities   Fund (Class       Fund             Markets
                                                           Fund (Class    2) 6/7/    (Class 2) 7/8/   Securities Fund
                                                             2) 6/7/                                    (Class 2) 7/
Franklin Templeton Variable Insurance Products Trust
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                    0.69%        0.53%          0.56%            1.25%
Rule 12b-1 Fees                                               0.25%        0.25%          0.25%            0.25%
Other Expenses                                                0.22%        0.31%          0.03%            0.32%
Total Annual Fund Expenses                                    1.16%        1.09%          0.84%            1.82%
Management Fee Reduction                                     (0.01%)      (0.08%)          N/A              N/A
Net Annual Fund Operating Expense                             1.15%        1.01%          0.84%            1.82%

                                                                           Calamos
                                                                         Convertible
                                                                          Portfolio
Calamos Advisors Trust Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                  0.75%
Other Expenses                                                              0.53%
Total Annual Fund Expenses                                                  1.28%
Expense Reimbursement                                                      (0.28)%
Net Annual Fund Expenses9/                                                  1.00%

                                                       AIM V.I. Dent      AIM V.I. New    AIM V.I. Premier
                                                     Demographic Fund      Technology       Equity  Fund
                                                     (Series I Shares)    Fund (Series    (Series I Shares)
                                                                           I Shares)
AIM Variable Insurance Funds Annual Expenses (as
a percentage of average net assets)
Management Fees (Investment Advisory Fees)                 0.85%             1.00%              0.60%
Other Expenses                                             0.59%             0.49%              0.25%
Total Annual Fund Expenses                                 1.44%             1.49%              0.85%
Waiver of Fund Expenses                                   (0.14)%            (0.19)%             N/A%
Net Annual Fund Expenses                                   1.30%10/           1.30%10/          0.85%

                                                           Seligman Capital     Seligman Communications
                                                              Portfolio        and Information Portfolio
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.40%                    0.75%
Rule 12b-1 Fees                                                 0.24%                    0.25%
Other Expenses                                                  0.30%                    0.18%
Total Annual Fund Expenses                                      0.94%                    1.18%
Waiver of Fund Expenses                                        (0.10)%11/                 N/A11/
Net Annual Fund Expenses                                       0.84%11/                 1.18%11/

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as for the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see “CHARGES AND DEDUCTIONS” on page 21 of this Prospectus and the prospectuses for the underlying Funds that accompany it.

1/	Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
           0.86% for Emerging Growth Series   0.92% for Utilities Series

           0.89% for Research Series          0.90% for Strategic Income Series

           0.88% for Total Return Series      0.75% for Bond Series
2/	MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
           0.15% for Strategic Income Series      0.15% for Bond Series
These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
3/	The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of .70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% $1 billion.
4/	The Fund did not pay or accrue the shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2002. Accordingly, while the shareholder service fee is reflected as a deduction in the fee table, the fee is offset by the "Waiver of Fund Expenses."
5/	The Adviser voluntarily reimbursed certain operating expenses of the Fund. The total other expenses paid by the Fund (after the voluntary reimbursement) was 1.55% for the fiscal year ended December 31, 2001.
6/	For Templeton Foreign Securities Fund and Franklin Small Cap Fund, the managers had agreed in advance to make estimated reductions of 0.01% and 0.08%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual fund operating expenses are estimated to be 1.16% and 1.09%, respectively
7/	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.
8/	The Fund administration fee is paid indirectly through the management fee.
9/	Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2003.
10/	The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
11/	Effective November 16, 2001, the manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of each Portfolio to the extent they exceed 0.40% per annum of average daily net assets. Previously, the manager reimbursed "Other Expenses" that exceed 0.20% per annum of average daily net assets.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all States.

MFS® Variable Insurance TrustSM

         MFS Emerging Growth Series (Manager: MFS Investment Management®). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Research Series (Manager: MFS Investment Management®). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

         MFS Total Return Series (Manager: MFS Investment Management®). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

         MFS Utilities Series (Manager: MFS Investment Management®). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

         MFS Strategic Income Series, formerly known as, MFS Global Governments Series (Manager: MFS Investment Management®). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

         MFS Bond Series (Manager: MFS Investment Management®). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

American Century Variable Portfolios

         American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP Income & Growth (Manager: American Century Investment Management, Inc.). American Century VP Income & Growth seeks dividend growth, current income, and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

         American Century VP International (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

         American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

Federated Insurance Series

         Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

         Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

         Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

         Small Cap Portfolio (Manager: The Dreyfus Corporation). The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with the total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible stocks, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates).

         The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S & P 500® in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation; Sub-Investment Adviser: NCM Capital Management Group, Inc.).

         The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards, and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

         JPMorgan U.S. Disciplined Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invest at least 80% of the value of its Assets in large-and medium capitalization U.S. Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Franklin Templeton Variable Insurance Products Trust

         Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the equity securities of companies located outside the United States, including those in emerging markets.

         Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase.

         Franklin Real Estate Securities Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector.

         Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market equity securities.

Calamos Advisors Trust

         Calamos Convertible Portfolio (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc., formerly known as AIM V.I. Value Fund). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future Premiums or both. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  deregister it under that Act if registration is no longer required; or
  combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

PURCHASING A CONTRACT

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when you will be paying Premiums under a pre-authorized payment or combined billing arrangement. (See “Premiums,” page 19.)

We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination. The available issue Ages are 20 through 85. Age is determined on the Contract Date based on each Insured’s Age last birthday. The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000. Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named in the application. While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the last surviving Insured’s death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See “Tax Considerations,” page 48.)

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

Determination of Contract Date

In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA. For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules as described below.

Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium With Application.
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Combined Billing (CB)-No Premium With Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received. However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge a Monthly Deduction from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

        Free Look Right to Cancel Contract. You may cancel your Contract for a refund during your “free look” period. The free look period expires 10 days after you receive your Contract. If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your Kansas City Life agent. The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation. We will refund Premiums paid within seven days after we receive the returned Contract.

PREMIUMS

Premiums

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we establish a Planned Premium set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may pay additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct Premium expense charges from all Premiums prior to allocating them to your Contract. (See “Charges and Deductions, page 26.)

        Minimum Premium Amounts. The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See “Planned Premiums,” page 21.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium Payment after the initial Premium Payment must be at least $25.

        Maximum Premium Information. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval. If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit. (See “TAX CONSIDERATIONS,” page 48.)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test” as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See “TAX CONSIDERATIONS,” page 48.)

We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See “Premium Allocations and Crediting,” page 23.)

        General Premium Information. You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See “Contract Loans,” page 35.)

        Planned Premiums. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See, “Premiums to Prevent Lapse,” page 22, and “Guaranteed Minimum Death Benefit Option,“page 27.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

         Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Increases in the Additional Insurance Amount," page 34.)

        Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement. For this guarantee to apply, the total Premiums must be at least equal to the sum of:

  the amount of accumulated Guaranteed Monthly Premiums in effect; and
  additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for three years after the Contract Date. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders. If you make a change to your Contract, we will:

  re-calculate the Guaranteed Monthly Premium;
  notify you of the new Guaranteed Monthly Premium; and
  amend your Contract to reflect the change.

Premiums to Prevent Lapse

Your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period.

Under the Guaranteed Payment Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:

  there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
  the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

  the amount to guarantee the Contract won’t lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
  enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

        After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

Under the Guaranteed Minimum Death Benefit Option. If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement. If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option. The Guaranteed Minimum Death Benefit Option does not guarantee riders and any riders will terminate if the Cash Surrender Value of your Contract becomes negative. (See “Guaranteed Minimum Death Benefit Option,” page 32.)

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

        For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option. On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

        For Contracts That Do Have the Guaranteed Minimum Death Benefit Option. We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement. If you have met the requirement, then we guarantee that the Contract will not lapse. If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement. (See “Guaranteed Minimum Death Benefit Option”, page 32.)

        Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due. (See Amount of Death Proceeds, page 31.) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate. (See “Reinstatement of Contract,” page 49 )

ALLOCATION AND TRANSFERS

Premium Allocations and Crediting
In the Contract application, you select how we will allocate Premiums (less Premium Expense Charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations,” page 51.) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See “Determining the Contract Value,” page 29.)

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won’t credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we allow only one transfer to one or more subaccounts each Contract Year from the Fixed Account;
  the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
  we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the transfer processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone, facsimile or electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations,” page 51.)

An excessive number of transfers, including short-term “market timing” transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We can not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

  we have completed the designated number of transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the portfolio rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a change in allocation at that time; or
  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “ Transfer Privilege ”, page 23.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:

  amounts allocated or transferred to the Fixed Account; plus interest credited; less
  amounts deducted, transferred or surrendered. (See "FIXED ACCOUNT VALUE," page 30)

Delay of Payment

We have the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charges

         Sales Charge. We deduct a 6.00% Sales Charge from each Premium. This charge reimburses us for administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Sales Charge.

        Premium Tax Charge. We deduct a 2.25% Premium Tax Charge from each Premium. This charge reimburses us for state and local Premium taxes. We apply Premiums to your Contract net of the Premium Tax Charge. State premium tax rates vary from state to state and currently range between 0.50% and 3.5%. We may be subject to a retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Processing Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

        Monthly Deduction. We will make a Monthly Deduction to collect various charges under your Contract. We will make these Monthly Deduction on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date. (See “Applying for a Contract,” page 19.) The Monthly Deduction consists of:

  monthly expense charges;
  cost of insurance charges; and
  any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

         Monthly Expense Charge

  The monthly expense charge is $7.50 in all Contract Years, plus
  A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest insured. (See chart below)
                              Current

--------------------------------------------------------------------
                                Years 1-10
--------------------------------------------------------------------
 Youngest Insured     Monthly Per       Youngest       Monthly Per
     Issue Age        Thousand of    Insured Issue     Thousand of
                   Specified Amount       Age       Specified Amount
------------------ ---------------- --------------- ----------------
       20-29             $0.07           50-59            $0.18
------------------ ---------------- --------------- ----------------
       30-39             $0.09           60-69            $0.28
------------------ ---------------- --------------- ----------------
       40-49             $0.14            70+             $0.35
------------------ ---------------- --------------- ----------------
                            Years 11+ $0.00
--------------------------------------------------------------------

        The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

Cost of Insurance Charge

This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day. The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds’ Age, sex, number of completed Contract Years, Total Sum Insured, and risk class. We currently place each Insured in one of the following classes, based on underwriting:

  Standard Tobacco User;
  Standard Nontobacco User;
  Preferred Nontobacco User; and
  Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge). For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued. Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application. When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

        Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge is $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge is based on the Specified Amount and we will deduct it monthly.

         Cost of Additional Benefits Provided by Riders. These charges are part of the Monthly Deduction and vary by the benefit. (See "OPTIONAL RIDERS", page 47.)

        Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the costs of insurance rates do not vary by sex.)

We also offer Contracts that do not distinguish between males and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that do not distinguish between males and females.

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone, facsimile or electronic mail request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Surrender Charge

During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A). The surrender charge factor will vary by each insureds individual age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount. We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

  Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
  if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will prorate the surrender charges between Contract Years. However, after the end of the 10th Contract Year, there will be no surrender charge.

Partial Surrender Fee

We will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the amount you request to be surrendered, and the charge will be considered part of the partial surrender amount.

Fund Expenses

The Fund deducts investment advisory fees and other expenses. The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the Premium Expense Charge and the Monthly Deduction from Contract Value for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which Premiums will be collected from the associated individuals;
  association's capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class, and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal Deferred Acquisition taxes incurred as a result of the operations of the Subaccounts. We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See “Premiums to Prevent Lapse,” page 26 ) (See “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 27 and “Grace Period”, page 27 ) However, we also offer an optional Guaranteed Minimum Death Benefit Option which guarantees the Death Benefit provided certain requirements are met. (See “Guaranteed Minimum Death Benefit Option,” page 32)

Bonus on Contract Value in the Variable Account

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. We pay these bonus amounts out of savings we derive from the higher values of the contract. We do not guarantee that we will pay the bonus.

Determining the Contract Value

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

  performance of the selected Subaccounts;
  interest credited on amounts allocated to the Fixed Account;
  interest credited on amounts in the Loan Account;
  charges;
  transfers;
  partial surrenders; and
  loans and loan repayments.

        Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, credited your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount’s Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units credited to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount Accumulation Units credited to a Contract will decrease when:

  we take the allocated portion of the Monthly Deduction from the Subaccount;
  you make a loan;
  you transfer an amount from the Subaccount; or
  you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

        Accumulation Unit Values. A Subaccount’s Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current valuation period.

        Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

         Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract will be equal to:

  the Fixed Account Value on the preceding Valuation Day; plus all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus any amounts transferred to the Fixed Account since the preceding Valuation Day(including amounts transferred in connection with Contract loans); plus interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less the amount of any transfers from the Fixed Account to the subaccounts since the preceding Valuation Day; less the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

         Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

  amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. (See “Premiums to Prevent Lapse,” page 22.) The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance. (See “Surrendering the Contract for Cash Surrender Value,” page 36.).

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured. We may also require proof of the death of the Insured who died first and may require return of the Contract. We will pay Death Proceeds in a lump sum.(see “Payment of Proceeds,” page 46) or, if you prefer, under a payment option (See “Payment Options,” page 37). We will pay Death Proceeds to the Beneficiary. (See “Selecting and Changing the Beneficiary,” page 46.)

Amount of Death Proceeds

The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:

  the greater of the Death Benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured’s death) or the Corridor Death Benefit; plus an amount equal to any benefits provided by any optional benefits or riders; plus any Premiums received after the date of death; minus
  any Loan Balance on that date; minus
  any past due Monthly Deduction if the death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See “Limits on Rights to Contest the Contract” and “Misstatement of Age or Sex,” page 45.)

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum Death Benefit. If all or part of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured’s death to the date of payment.

Total Sum Insured, Specified Amount, Additional Insurance Amount

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued. The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured. The minimum Total Sum Insured is $200,000. Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000. The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below. The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount. Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse. (See “Guaranteed Minimum Death Benefit Option,” page 32.)

Coverage Options

When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the Death Benefit:

  Option A: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
  Option B: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
  Option L: Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below. However, Coverage Option L is only available at issue. If a coverage option is not specified at the time of application, we will contact your representative to find out which Coverage Option the contractholder has selected.

We will increase Death Benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death. We will also refund any cost of insurance charge deducted for the period beyond the date of death. We will reduce the Death Benefits by any Loan Balance.

Corridor Death Benefit

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.

Guaranteed Minimum Death Benefit Option

An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued. If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract’s investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. Your Contract shows the Guaranteed Minimum Death Benefit Option Premium. You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.

"Cumulative Premiums that you have paid" means the amount that is equal to:

  the sum of all Premiums paid; less
  the sum of all partial surrenders; with
  (a) and (b) each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

“Cumulative Guaranteed Minimum Death Benefit Option Premiums” is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums. Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day we mail the notice that the option is in default and inform you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option. The Premium amount required to prevent default of the option is equal to:

  the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less the cumulative paid Premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that the you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders. On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect. The Premium required to keep the Additional Insurance Amount is equal to the amount which would provide a Cash Surrender Value equal to three Monthly Deduction. If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the additional insurance amount and other optional benefit riders.

We do not charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue. The Guaranteed Minimum Death Benefit Option is not available for:

  Coverage Option B Contracts;
  Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
  Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

  upon your request;
  if you change the Coverage Option to B; or
  if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option. Re-activation requires:

  Written Notice to restore the option;
  evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges. We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

Effect of Combinations of Specified Amount and Additional Insurance Amount

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

  the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
  the Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the agent may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;
  the monthly per thousand charges are only charged on the Specified Amount not on the Additional Insurance Amount, therefore contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.
  the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount. On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue. The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time. In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available. However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

CHANGES IN DEATH BENEFIT

Effect of Investment Performance on Death Benefit

If investment performance is favorable, the amount of the Death Proceeds may increase. The impact of investment performance will vary depending upon which Coverage Option applies:

  Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all. (See the illustrations beginning on page 37 to see how and when investment performance may begin to affect the Death Proceeds);
  Option B provides a Death Benefit that varies directly with the investment performance of the Contract Value;
  Option L provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

Changes in Coverage Option

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option L, it may be changed to Option A. The Total Sum Insured will not change. The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.

If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability. This change will decrease the Total Sum Insured. The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.

If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Changes in the Coverage Option may have tax consequences. You should consult a tax adviser before changing the Coverage Option.

Increases in the Additional Insurance Amount

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request. The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

        Scheduled Increases. Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase range from 0-25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount

        Unscheduled Increases. You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue. We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period. The following requirements apply for an unscheduled increase:

  you must submit an application for the increase;
  we may require satisfactory evidence of insurability;
  any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
  the Insureds’ attained Age must be less than the current maximum issue Age for the Contracts, as we determine from time to time;
  a change in Planned Premiums may be advisable;
  the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
  if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option. (See “Guaranteed Minimum Death Benefit Option,” page 32.) Any increase in the Additional Insurance Amount will not effect the surrender charge or the Guaranteed Monthly Premium. Increases in the Additional Insurance Amount may have tax consequences. You should consult a tax adviser before increasing the Additional Insurance Amount.

Decreases in Total Sum Insured

You may request a decrease in the Total Sum Insured. When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining. Then we will reduce the Specified Amount. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See “Partial Surrenders,” page 36.)

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000. You must provide Written Notice of your request to decrease your Total Sum Insured. The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges. A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium.(See “Surrender Charge,” page 32.)

A decrease in the Total Sum Insured may have adverse tax consequences. You should consult a tax adviser before decreasing the Total Sum Insured.

CASH BENEFITS

Contract Loans

You may borrow from your Contract (prior to the death of the last Insured to die) at any time by submitting a Written Request. You may also make loans by telephone, facsimile or electronic mail if you have provided proper authorization to do so. (See “Telephone, Facsimile and Electronic Mail Authorizations,” page 51.) The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date we approve your Written Request. We will generally send loan proceeds to you within seven calendar days. (See “Payment of Proceeds,” page 46.)

        Interest. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Loan Balance.

        Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract’s Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan. On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

        Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser before taking out a preferred loan.

        Loan Repayment. You may repay all or part of your Loan Balance at any time while at least one Insured is living and the Contract is in force. We have the right to require that each loan repayment be at least $50. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Sales Charges and Premium Tax Charges do not apply to loan repayments, unlike Unscheduled Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

        Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. (See “TAX CONSIDERATIONS,” page 48, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a Contract lapses with loans outstanding.) In particular, if your Contract is a “modified endowment contract,” loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible. We will deduct any Loan Balance from any Death Proceeds. (See “Amount of Death Proceeds,” page 31.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value. We will send you notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination. (See “Premiums to Prevent Lapse,” page 22.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See “Surrender Charge,” page 32)We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See “Payment of Proceeds,” page 46.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See “Payment Options,” page 37.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to reinstate it later. Surrenders may have adverse tax consequences. (See “Tax Considerations,” page 48.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a Written Request, and we will assess a partial surrender fee. (See “Partial Surrender Fee,” page 28.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered. Each partial surrender must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value, less $300.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. (See “Minimum Guaranteed and Current Interest Rates,” page 25) Partial surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 48.)

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount. We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time you make the partial surrender. If the partial surrender amount (including the partial surrender fee) is less than the excess of the Death Benefit over the Total Sum Insured, we will not reduce the Total Sum Insured. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request. Generally we will make payment within seven calendar days. (See "PAYMENT OF PROCEEDS," page 46.)

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable. Payment options are available for use with various types of proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities which do not vary with the investment performance of a separate account.

You may apply proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

        Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

        Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

        Option 3: Installments For a Specified Period. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

        Option 4: Life Income. We will pay an income during the payee’s lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the proceeds applied.

        Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

        Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

        Choice of Options You may choose an option by written notice during the Insured’s lifetime. If a payment option is not in effect at the Insured’s death, the beneficiary may make a choice.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

Specialized Uses of the Contract

Because the Contract provides for an accumulation of Contract Value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if you do not pay sufficient Premiums, the Contract may lapse or may not accumulate sufficient value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” page 48.)

ILLUSTRATIONS

We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering both Insureds of a given age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The tables also show Planned Premiums accumulated at 5% interest compounded annually.

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contract could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Assumptions

The hypothetical investment rates of return are illustrative only. Do not assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate Premiums equally among the Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:

  there are no Contract loans;
  you pay an annual Premium at the beginning of each Contract Year. Values will be different if you pay the Premiums with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after-tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.97% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 2002 for some of the Portfolios. At this time, we do not anticipate any changes in the expense reimbursement arrangements. However these arrangements may be terminated at any time In the absence of the reimbursement arrangements for some of the Portfolios the average annual expense ratio would be higher. For information on the Portfolios’ expenses, see the Fee Table in this Prospectus and the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the values calculated using current charges shown in the illustrations reflect the current daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.625%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of –1.59%, 4.38% and 10.34%, respectively on a current basis. The values calculated using guaranteed charges shown in the illustrations reflect the guaranteed daily charge to the Variable Account for assuming mortality and expense risks, which is also equivalent to an annual charge of 0.625%. After deduction of Portfolio expenses and the guaranteed mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of –1.59%, 4.38% and 10.34%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charges and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge guaranteed maximum charges that are higher than our current cost of insurance charges. The current cost of insurance charges and, alternatively, the guaranteed cost of insurance charges are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Loan Balance or charges for optional benefits and/or riders.

The illustrations are based on our sex distinct rates for nontobacco users. Upon request, we will furnish you with a comparable illustration based upon the proposed Insureds’ specific circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

$10,000 ANNUAL PREMIUM
$1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

------------------------------------------------------------------------------------------------------------------------
                                 0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                   Investment Return          Investment Return              Investment Return
--------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of    Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract  Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year      Interest per Year           Value                         Value                         Value
--------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
    1        10500           7,867          0   1,000,000     8,376       0   1,000,000     8,887        0     1,000,000
    2        21525           15,604     3,499   1,000,000    17,114   5,009   1,000,000     18,686     6,581   1,000,000
    3        33101           23,211    12,219   1,000,000    26,227  15,235   1,000,000     29,492     18,500  1,000,000
    4        45256           30,691    20,951   1,000,000    35,731  25,991   1,000,000     41,407     31,667  1,000,000
    5        58019           38,043    29,694   1,000,000    45,642  37,294   1,000,000     54,544     46,196  1,000,000
    6        71420           45,268    38,311   1,000,000    55,977  49,020   1,000,000     69,030     62,073  1,000,000
    7        85491           52,366    46,800   1,000,000    66,751  61,185   1,000,000     85,001     79,436  1,000,000
    8       100266           59,336    55,162   1,000,000    77,982  73,807   1,000,000    102,608     98,434  1,000,000
    9       115779           66,179    63,396   1,000,000    89,687  86,904   1,000,000    122,019    119,237  1,000,000
    10      132068           72,893    71,501   1,000,000   101,884 100,493   1,000,000    143,419    142,027  1,000,000
    11      149171           80,547    80,547   1,000,000   115,698 115,698   1,000,000    168,149    168,149  1,000,000
    12      167130           88,053    88,053   1,000,000   130,091 130,091   1,000,000    195,414    195,414  1,000,000
    13      185987           95,409    95,409   1,000,000   145,085 145,085   1,000,000    225,472    225,472  1,000,000
    14      205786          102,612   102,612   1,000,000   160,702 160,702   1,000,000    258,611    258,611  1,000,000
    15      226575          109,658   109,658   1,000,000   176,963 176,963   1,000,000    295,135    295,135  1,048,650
    20      347193          142,568   142,568   1,000,000   268,976 268,976   1,000,000    541,513    541,513  1,591,464
    25      501136          171,494   171,494   1,000,000   381,812 381,812   1,000,000    940,495    940,495  2,297,730
    30      697610          196,399   196,399   1,000,000   520,434 520,434   1,065,386  1,586,418  1,586,418  3,247,571
-------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$10,000 ANNUAL PREMIUM
$1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

------------------------------------------------------------------------------------------------------------------------
                                 0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                   Investment Return          Investment Return              Investment Return
--------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of    Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract  Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year      Interest per Year           Value                         Value                         Value
--------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
    1           10500         4,774       0    1,000,000    5,183       0     1,000,000   5,594       0      1,000,000
    2           21525         9,466       0    1,000,000   10,587       0     1,000,000  11,761       0      1,000,000
    3           33101        14,077     3,085  1,000,000   16,220     5,228   1,000,000  18,558     7,565    1,000,000
    4           45256        18,607     8,867  1,000,000   22,091    12,351   1,000,000  26,049     16,309   1,000,000
    5           58019        23,055    14,707  1,000,000   28,210    19,861   1,000,000  34,304     25,956   1,000,000
    6           71420        27,421    20,464  1,000,000   34,584    27,627   1,000,000  43,401     36,444   1,000,000
    7           85491        31,704    26,138  1,000,000   41,222    35,657   1,000,000  53,423     47,858   1,000,000
    8           100266       35,902    31,728  1,000,000   48,135    43,961   1,000,000  64,466     60,291   1,000,000
    9           115779       40,014    37,232  1,000,000   55,331    52,548   1,000,000  76,630     73,848   1,000,000
    10          132068       44,039    42,648  1,000,000   62,819    61,428   1,000,000  90,031     88,640   1,000,000
    11          149171       47,974    47,974  1,000,000   70,609    70,609   1,000,000  104,792   104,792   1,000,000
    12          167130       51,816    51,816  1,000,000   78,710    78,710   1,000,000  121,050   121,050   1,000,000
    13          185987       55,560    55,560  1,000,000   87,130    87,130   1,000,000  138,957   138,957   1,000,000
    14          205786       59,204    59,204  1,000,000   95,879    95,879   1,000,000  158,679   158,679   1,000,000
    15          226575       62,741    62,741  1,000,000   104,963   104,963  1,000,000  180,398   180,398   1,000,000
    20          347193       78,485    78,485  1,000,000   155,590   155,590  1,000,000  326,751   326,751   1,000,000
    25          501136       89,561    89,561  1,000,000   214,936   214,936  1,000,000  562,238   562,238   1,373,607
    30          697610       91,935    91,935  1,000,000   281,536   281,536  1,000,000  935,166   935,166   1,914,387
------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$10,000 ANNUAL PREMIUM
$1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
    1           10500       7,867        0     1,007,867   8,376       0     1,008,376     8,886       0      1,008,886
    2           21525      15,604      3,499   1,015,604  17,114     5,009   1,017,114    18,686     6,581    1,018,686
    3           33101      23,211     12,219   1,023,211  26,226    15,234   1,026,226    29,491     18,499   1,029,491
    4           45256      30,690     20,950   1,030,690  35,730    25,990   1,035,730    41,405     31,665   1,041,405
    5           58019      38,040     29,692   1,038,040  45,639    37,291   1,045,639    54,541     46,192   1,054,541
    6           71420      45,264     38,307   1,045,264  55,971    49,014   1,055,971    69,023     62,066   1,069,023
    7           85491      52,359     46,793   1,052,359  66,741    61,176   1,066,741    84,989     79,423   1,084,989
    8           100266     59,325     55,150   1,059,325  77,966    73,792   1,077,966    102,587    98,413   1,102,587
    9           115779     66,161     63,378   1,066,161  89,662    86,879   1,089,662    121,984   119,202   1,121,984
    10          132068     72,867     71,475   1,072,867  101,847   100,455  1,101,847    143,363   141,972   1,143,363
    11          149171     80,510     80,510   1,080,510  115,643   115,643  1,115,643    168,064   168,064   1,168,064
    12          167130     88,002     88,002   1,088,002  130,011   130,011  1,130,011    195,286   195,286   1,195,286
    13          185987     95,339     95,339   1,095,339  144,971   144,971  1,144,970    225,284   225,284   1,225,284
    14          205786     102,517    102,517  1,102,517  160,541   160,541  1,160,541    258,339   258,339   1,258,339
    15          226575     109,531    109,531  1,109,531  176,742   176,742  1,176,742    294,757   294,757   1,294,757
    20          347193     142,148    142,148  1,142,148  268,106   268,106  1,268,106    540,681   540,681   1,589,022
    25          501136     170,437    170,437  1,170,437  379,178   379,178  1,379,178    939,145   939,145   2,294,433
    30          697610     194,193    194,193  1,194,193  514,073   514,073  1,514,073  1,584,230 1,584,230   3,243,092
------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$10,000 ANNUAL PREMIUM
$1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

------------------------------------------------------------------------------------------------------------------------
                                 0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                   Investment Return          Investment Return              Investment Return
--------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of    Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract  Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year      Interest per Year           Value                         Value                         Value
--------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
1           10500            4,774       0       1,004,774   5,183       0     1,005,183   5,594       0      1,005,594
2           21525            9,466       0       1,009,466  10,586       0     1,010,586   11,761      0      1,011,761
3           33101           14,077     3,085     1,014,077  16,219     5,227   1,016,219   18,557    7,565    1,018,557
4           45256           18,606     8,866     1,018,606  22,090     12,350  1,022,090   26,047   16,308    1,026,047
5           58019           23,054     14,705    1,023,054  28,207     19,859  1,028,207   34,301   25,953    1,034,301
6           71420           27,418     20,461    1,027,418  34,580     27,623  1,034,580   43,396   36,439    1,043,396
7           85491           31,699     26,133    1,031,699  41,216     35,650  1,041,216   53,414   47,849    1,053,414
8           100266          35,894     31,720    1,035,894  48,124     43,950  1,048,124   64,450   60,276    1,064,450
9           115779          40,002     37,220    1,040,002  55,314     52,531  1,055,314   76,606   73,823    1,076,606
10          132068          44,022     42,630    1,044,022  62,793     61,402  1,062,793   89,993   88,601    1,089,993
11          149171          47,949     47,949    1,047,949  70,571     70,571  1,070,571  104,733   104,733   1,104,733
12          167130          51,781     51,781    1,051,781  78,655     78,655  1,078,655  120,962   120,962   1,120,962
13          185987          55,513     55,513    1,055,513  87,053     87,053  1,087,053  138,828   138,828   1,138,828
14          205786          59,141     59,141    1,059,141  95,771     95,771  1,095,771  158,493   158,493   1,158,493
15          226575          62,657     62,657    1,062,657  104,815   104,815  1,104,815  180,134   180,134   1,180,134
20          347193          78,194     78,194    1,078,194  154,973   154,973  1,154,973  325,392   325,392   1,325,392
25          501136          88,693     88,693    1,088,693  212,716   212,716  1,212,716  557,939   557,939   1,557,939
30          697610          89,645     89,645    1,089,645  274,296   274,296  1,274,296  926,897   926,897   1,926,897
------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

        Incontestability. After the Contract has been in force during the Insureds’ lifetimes for two years from the Contract Date (or less if required by state law), we may not contest the Contract, except if the Contract lapses after the end of a Grace Period.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetimes for two years following the effective date of the increase (or less if required by state law) unless the contract lapses.

If a Contract lapses and it is reinstated, we cannot contest the reinstated Contract after the Contract has been in force during the Insureds’ lifetimes for two years from the date of the reinstatement application (or less if required by state law).

        Suicide Exclusion. If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the Contract will terminate on the date of such suicide and the amount payable by us (in place of any other benefits) will be equal to the Contract Value less any Loan Balance. If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (or less if required by state law), the amount of the Additional Insurance Amount associated with the increase will terminate and the amount payable by us associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

        Misstatement of Age or Sex. If, while the Contract is in force and either or both the Insureds are alive, it is determined that the Age or sex of either Insured as stated in the Contract is not correct, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually. The two amounts are:

  the cost of insurance deductions that have been made; and
  the cost of insurance deductions that should have been made.

If, after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

         Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

  make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
  assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
  reflect a change in the operation of the Variable Account; or
  provide additional Variable Account and/or Fixed Account options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate amendment to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds

We will usually pay proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Proceeds as of the date of the Insured’s death. But, we determine the amount of all other proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

  the New York Stock Exchange is closed for other than a regular holiday or weekend;
  trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
  the SEC, by order, permits postponement of payment to protect Kansas City Life’s Contract Owners.

If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state

        Generations Legacy Account. We will pay Death Proceeds through Kansas City Life’s Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or Beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. We pay interest on Death Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Proceeds through the Generations Legacy Account when the proceeds are paid to an individual.

Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change the Beneficiary in accordance with the terms of the Contract. If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary’s consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds. If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

Simultaneous Death of Beneficiary and the Last Surviving Insured

We will pay death proceeds as though the beneficiary died before the death of the last surviving Insured if:

  the beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
  we have not paid the proceeds to the beneficiary within this 15-day period.

Change of Ownership

You may change the ownership of the contract by giving written notice or written request. The change will be effective on the date your request was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change. A change of ownership may have tax consequences.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

Reinstatement of Contract

If your Contract lapses, you may reinstate it within two years (or such longer period if required by state law) after lapse. This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

Optional Riders

The following optional riders are available and may be added to your Contract. We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Contract Split Option Rider
Issue Ages: 20-75
This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual contracts, one on the life of each Insured. This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
1) the divorce of the two Insureds; or
2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

You must also meet specific other conditions in order to qualify. When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)

The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.

This rider will terminate at the earlier of the death of the first Insured to die or the older Insured’s age 80. The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See “Guaranteed Minimum Death Benefit Option,” page 32.)

The tax consequences of a contract split are uncertain. (See “Tax Treatment of Contract Benefits,” page 48). A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange. If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion. In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts. Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider
Issue Ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured’s age 100 and while this rider is in force. Coverage amounts may differ between the two Insureds, but the maximum coverage equals to Total Sum Insured and the minimum non-zero coverage equals $10,000. You may increase (subject to insurability) or decrease the coverage under this rider. You may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

Joint Survivorship Four- Year Term Life Insurance Rider
Issue Ages: 20-85
This rider provides renewable one-year level term insurance and expires at the end of the fourth contract year. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. This rider is available at issue only.

The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See “Guaranteed Minimum Death Benefit Option,” page 32.)

Additional rules and limits apply to these optional riders. Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premiums and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we have the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

         In General. We believe that the Death Benefit under a Contract should be excludable from the gross income of the Beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

        Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of Premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

  All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.
  Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary. If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner.

This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

        Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans that are outstanding after the first 10 are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

        Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

        Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. If a Contract is surrendered or lapses with a Contract loan outstanding, the outstanding Loan Balance will be treated as distributed to the Owner and taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

        Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.

         Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured's 100th year.

        Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

        Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Contract Split Option. The Contract split option rider permits a Contract to be split into two individual Contracts. It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts. A tax advisor should be consulted before exercising the Contract Split Option.

        New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Contract for a split dollar insurance plan.

        Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the Federal corporate alternative minimum tax, if the owner is subject to that tax.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge) that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

The Contracts will be offered to the public on a continuous basis, and we do not plan to discontinue the offering of the Contracts. However, we have the right to do so. Applications for Contracts are solicited by agents appointed by us who are licensed by applicable state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. (“Sunset Financial”), one of our wholly-owned subsidiaries. They are registered with the National Association of Securities Dealers, Inc. (“NASD”) and with the states in which they do business. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

Sunset Financial, incorporated on October 18, 1968, acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement dated September 27, 1995 between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial’s principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9364.

Sunset Financial may pay registered representatives commissions on a Contract they sell based on the Premiums paid. The maximum first year commission that may be paid is 70% of a portion of the Premium payment. The actual amount paid to the registered representatives will vary with the sales agreement they have with Sunset Financial. In certain circumstances Sunset Financial may pay additional compensation, other allowances, bonuses or overrides. The amount paid to the registered representative will also depend on the policy year of the contract. Typically higher compensation is paid in the first year, with a reduced amount paid in subsequent years. Compensation may also be paid in the form of non-cash compensation subject to applicable regulatory requirements.

Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial’s operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When Contracts are sold through other broker-dealers that have entered into selling agreements with us, the commission which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life’s representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. We will compensate the broker-dealers as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the policy owners or the Variable Account.

Telephone, Facsimile, Electronic Mail and Internet Authorizations

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal Business Address *	Principal Occupation During Past Five

Joseph R. Bixby	Director, Kansas City Life; Chairman of the Board since 1972. Director of Sunset Life and Old American Insurance Company, subsidiaries of Kansas City Life. Chairman of the Board of Sunset Life and Old American since October, 1999.
R. Philip Bixby	Director, Kansas City Life; President and CEO since April, 1998; Vice Chairman of the Board since January, 2000; Elected Senior Vice President, Operations in 1990; Executive Vice President in 1996 and President and CEO in April, 1998. Primarily responsible for the operation of the Company. Director of Sunset Life and Old American, subsidiaries of Kansas City Life. President of Sunset Life, subsidiary of Kansas City Life, since June, 1999.
Walter E. Bixby	Director, Kansas City Life; Director and President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.
William A. Schalekamp	Director, Kansas City Life since April 22, 2002; Vice President, Chief Compliance Officer and Associated General Counsel.
Bruce W. Gordon	Director, Senior Vice President, Marketing, since January, 2002; responsible for Marketing, Marketing Administration, Communications and Public Relations. Executive Vice President and Director of Sunset Life, a subsidiary of Kansas City Life.
Tracy W. Knapp	Director, Senior Vice President and Chief Financial Officer since January 2002. Responsible for investment of Kansas City Life's funds, accounting and taxes.
Charles R. Duffy Jr.	Vice President, Insurance Administration, Senior Vice President, Operations since 1996; responsible for Computer Information Systems, Customer Services, Claims, Agency Administration, New Business and Underwriting. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.
Robert C. Miller	Senior Vice President, Administrative Services, since 1991. Responsible for Human Resources and Home Office building and maintenance.
Webb R. Gilmore	Director, Kansas City Life since 1990; CEO of Gilmore and Bell, P.C. Tracy W. Knapp Senior Vice President and Chief Financial Officer since February 1, 2002. Responsible for investment of Kansas City Life's funds, accounting and taxes.
Nancy Bixby Hudson	Director, Kansas City Life since 1996; Investor.
Warren J. Hunzicker, M.D.	Director, Kansas City Life since 1989.
Daryl D. Jensen	Director, Kansas City Life; Vice Chairman of the Board and Retired President, Sunset Life Insurance Company of America, a subsidiary of Kansas City Life, since 1975.
Michael J. Ross	Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.
Elizabeth T. Solberg	Director, Kansas City Life since 1997; Regional President and Senior Partner, Fleishman-Hilliard, Inc. since 1984.
Larry Winn Jr.	Director, Kansas City Life since 1985; Retired as the Kansas Third District Representative to the U.S. Congress.
John K. Koetting	Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.
Mark A. Milton	Senior Vice President and Actuary since January, 2001; Elected Vice President and Associate Actuary in 1989. Responsible for Actuarial, State Compliance and Group. Director of Sunset Life, a subsidiary of Kansas City Life.
William R. Blessing	Director, Kansas City Life since March 2001; Vice President , Development and Strategy, Spint PCS
Cecil R. Miller	Director, Kansas City Life since March 2001; Retired partner of KPMG LLP

*The principal business address of all the persons listed above is
3520 Broadway, Kansas City, Missouri 64111-2565.

State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

Experts

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2001 and 2000, and for the years then ended, and the statement of net assets of Kansas City Life Variable Life Separate Account as of December 31, 2001 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, except for those individual series operating for portions of such period as disclosed in the financial statements, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP, independent auditors, has audited the following reports included in this prospectus:

  consolidated statements of income, stockholders' equity and cash flows of Kansas City Life for the year ended December 31, 1999;
  statements of operations and changes in net assets of the Variable Account for the year ended December 31, 1999.

These Independent Auditor's reports are also included herein and are provided in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Company Holidays

We are closed on the following holidays: New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life’s financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following financial statements for the Variable Account are also included in the Prospectus:

  statement of net assets as of December 31, 2001; and
  related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 2001.

FINANCIAL SECTION

To Our Stockholders

        Management prepared the following consolidated financial statements and all other financial information included in this Annual Report and is responsible for its integrity, consistency and objectivity. In preparing these statements, management necessarily made certain estimates and judgments and selected accounting principles in conformity with generally accepted accounting principles in the United States appropriate in the circumstances.
        The Company maintains a system of internal accounting controls and procedures to provide reasonable assurance, at an appropriate cost, that its assets are protected and that its financial transactions are properly authorized and recorded. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis.
        The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required, not less than annually, with the independent auditors, management and the internal auditors. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.
        The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon.

/s/Tracy W. Knapp
Tracy W. Knapp
Senior Vice President, Finance

Contents:

MANAGEMENT'S DISCUSSION
and analysis of financial condition and results of operations

Operating Results

        Net income per share rose 11 percent in 2000 but then declined 39 percent in 2001 to $2.49 a share. Operating revenues, which exclude the volatility of realized investment gains and losses, were level last year but declined 2 percent this year. Operating profit margins averaged 9.5 percent over the last three years while return on equity averaged 7.31 percent during the same period.

        These results are best analyzed by reviewing each of the Company's operating segments. However, corporate-wide factors, including investment and operating expense performance, are discussed first.

        Net investment income declined 2 percent after remaining unchanged in 2000. The investment portfolio's book value, net of borrowings, rose 2 percent this year as its net yield declined 22 basis points. The investments' book value declined 1 percent last year as its net yield rose slightly. Interest margins for the interest sensitive products were maintained this year but narrowed slightly last year. Ninety percent of this year's new investments were securities and 7 percent were mortgages. Last year mortgages comprised 15 percent of new investments. Net realized investment losses equaled $15.7 million in 2001 and $3.9 million in 2000, compared to a $2.9 million realized gain in 1999. The increased losses the past two years reflected the downturn in the economy and general volatility in the financial markets. The table to the right reflects the gross realized gains and losses incurred the past three years.

        The securities portfolio, which represents 73.2 percent of the Company's investments, is broadly diversified in terms of the number of issues, industries and sectors represented. The percentage of investment grade securities in the portfolio increased slightly over the past two years to 92 percent currently. Delinquencies and defaults represent 0.7 percent of the portfolio. Various measures have been taken to manage the portfolio's credit and interest rate risks as discussed in the Market and Interest Rate Risk Analysis Section later in this Discussion. Kansas City Life reviews its securities' values on an ongoing basis. Several factors are analyzed in evaluating securities including an analysis of the company, its industry, valuation levels and subsequent developments. Based upon these inputs, the Company wrote down the value of several securities whose impairment in value was considered to be other than temporary.

        The mortgage portfolio, which represents 14.9 percent of total investments, is primarily comprised of commercial loans on industrial warehouses and office buildings. The loans are generally dispersed geographically, but no loans have been placed in the Northeast and one-third of the properties are located in California. None of these mortgages has been restructured nor has there been any delinquent loans or loans in foreclosure over the past two years. The portfolio's estimated fair value exceeds its carrying value by $8.8 million.

        Real estate investments represent 3.3 percent of the investment portfolio. They consist principally of office buildings, shopping center joint ventures and industrial warehouses that are both completed and in the development stage. These properties' carrying value is below their estimated fair value. Real estate sales generated $2.0 million in net gains this year and $4.3 million last year.

                                 2001     2000       1999
                                       (Thousands)
Gross gains resulting from:
  Sales of securities         $  17,971    7,526    9,482
  Securities called                 359    2,104      745
  Mortgage reserve release            -    2,970    1,500
  Sales of real estate and
    joint ventures                2,559    4,395    3,928

     Total gross gains           20,889   16,995   15,655

Gross losses resulting from:
  Sales of securities           (16,132) (13,545)  (8,904)
  Write-downs of securities     (18,054)  (7,628)  (1,754)
  Securities called              (2,548)    (403)  (2,157)
  Sales of real estate and
     joint ventures                (511)     (80)    (244)

     Total gross losses         (37,245) (21,656) (13,059)

Related deferred policy
  acquisition costs                 608      790      264
Net realized gains (losses)   $ (15,748)  (3,871)   2,860

        This year's operating expenses were significantly impacted by litigation against the Company. Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action suit regarding its sales practices. The Company increased its litigation provision for a potential settlement in this suit by $16.3 million late in the year based upon information then available. The practices in question occurred considerably before Sunset's operations were merged into Kansas City Life during 1999.

        Home office operating expenses, excluding the above increase in legal reserves and related legal fees, declined 1 percent this year and 3 percent last year. This pattern continues the Company's long-standing commitment to improving efficiency and controlling its operating costs.

        The Company's effective income tax rate declined slightly from 29.7 percent in 1999 to 28.4 percent for 2000. The rate dropped considerably to 5.1 percent for the current year due to two occurrences. Pretax earnings declined for the year while tax credits arising from investments in affordable housing properties remained unchanged. Additionally, $4.3 million in income tax allowances were released as IRS audits were completed, thus lowering taxes.

        The following describes the financial performance of each of the Company's four reportable operating segments: the Parent Company, divided between its individual and group insurance operations, and each of its life insurance affiliates. Refer also to the Segment Information Note to the Consolidated Financial Statements.

Kansas City Life Insurance Company - Individual Insurance

        Interest sensitive products contribute approximately half of the Parent Company's individual direct insurance premiums, variable products generate approximately one-third of the total and traditional products 15 percent. Universal life and annuity products provide 85 percent of total premiums. These products are marketed through a nationwide general agency distribution system. The average policy size has risen the past several years as variable products have become increasingly important to the mix of business. This segment, which includes the banking and brokerage operations, accounts for approximately three-fourths of consolidated sales and net income, and 42 percent of consolidated insurance revenues.

        Variable products have increasingly dominated the segment's sales mix over the past few years. However, the lagging stock market made interest sensitive products more appealing to the consumer this year. Sales, in terms of new annualized premiums, declined 7 percent this year after rising 1 percent last year. Variable sales rose 11 percent in 2000 but this growth largely was offset by declining interest sensitive sales. This year the reverse occurred. Variable sales declined by a third as interest sensitive sales, principally annuities, nearly doubled. Variable sales constituted half of the segment's sales this year, while interest sensitive sales accounted for 40 percent.

        Current year insurance revenues, including renewal receipts, were 3 percent below those of two years ago. Contract charges, associated with the interest sensitive and variable businesses, were level over this period. Two factors restrained growth. First, surrender charges declined, reflecting reduced surrender activity as discussed below. Second, policy charges on variable products were adversely impacted by declining accumulated values due to the depressed stock market. Life premiums decreased 12 percent over the period, reflecting the decline of traditional life business.

        Policy surrender rates on universal life business improved in 2001 after holding steady the previous two years. Surrender rates in the flexible annuity line deteriorated last year but improved considerably this year as market interest rates fell. Surrender rates rose in the variable line the past two years reflecting the difficult stock market. Changes in surrender rates have little bottom line impact in the year they occur, but they directly affect the Company's future earning power.

        Net income declined 29 percent this year after rising 3 percent a year ago. Net margins averaged 11.9 percent in 1999 and 2000 before dropping to 9.3 percent this year. Much of the decline in earnings and margins this year reflects increased realized investment losses in the segment, which rose from $300,000 last year to $14.1 million this year. These losses were cushioned somewhat by the release of tax allowances as mentioned previously. Also, both 1999 and 2000 benefited by $4.0 million from unlocking, or changing, deferred acquisition cost assumptions to reflect the emergence of actual profit margins, which were better than assumed. However, unlocking these assumptions benefited pretax earnings just $0.6 million this year.

Kansas City Life Insurance Company - Group Insurance

        Kansas City Life markets group life, dental and disability coverages as well as claim administration services. Dental coverage provides two-thirds of the segment's revenues. Group products are marketed through the Company's sales force and appointed group agents. The group market is sizable and offers a significant avenue for growth. However, this market is extremely competitive, so achieving profitable sales growth is challenging. Kansas City Life has taken significant steps the past several years in an effort to increase the segment's profitability. First, the stop loss line was discontinued in late 1999. Second, the long-term disability line was reinsured late that year as well. The Company continues to offer long-term disability coverage, but 80 percent of the business is reinsured. Third, all existing life waiver of premium business was reinsured this year. The group segment provides one-eighth of consolidated sales and nearly one-fourth of the Company's insurance revenues.

        Group sales rose 28 percent this year largely due to the addition of a significant block of dental business that caused dental sales to rise 37 percent. The dental line accounted for 83 percent of group sales. The segment's sales declined 8 percent last year due to the discontinuation of the stop loss line as noted above. Excluding stop loss, group sales rose 4 percent in 2000, again largely due to dental.

        Group's insurance revenues rose 2 percent this year and 5 percent a year ago. However, excluding the stop loss and long-term disability lines of business, revenues rose 7 percent and 12 percent in 2001 and 2000, respectively, due largely to growth in the dental line.

        The segment's earnings trend mirrored its claims ratio experience. Group's overall claims ratio a year ago was its best in five years as virtually every product line's experience improved. Thus earnings rebounded from 1999's loss to an $831,000 profit for 2000. However, the segment recorded a $692,000 loss this year as claims ratios deteriorated, principally in the dental line of business.

Sunset Life Insurance Company of America

        Sunset markets proprietary interest sensitive products, both universal life and flexible annuities, and term insurance as well as Kansas City Life's variable products to individuals through a personal producing general agency sales force. Sunset's operations were integrated into the corporate headquarters during 1999 in order to improve the affiliate's efficiency. Sunset generates 4 percent of consolidated sales, as well as 9 percent of corporate insurance revenues.

        Sunset experienced double-digit sales declines the past two years. This decline was partially due to transitioning to new marketing management in late 1999 and the challenges this entails. Kansas City Life's Chief Marketing Officer was added to Sunset's management team this year in order to lend his marketing expertise to the affiliate. The new marketing initiative being implemented during the coming year at Kansas City Life will include Sunset as well.

        Insurance revenues declined over the past two years, reflecting the sales results noted above and substantial surrender rates in the flexible annuity line of business over the past several years. However, surrender activity in the line improved considerably this year as market interest rates fell and policy conservation efforts were heightened.

        Net income was level last year but fell to a $1.5 million net loss this year due to the increase in the litigation allowance noted earlier and legal costs related to the lawsuit. However, Sunset recorded a sizable benefit to earnings from the unlocking of deferred acquisition cost assumptions arising from the reinsurance of 80 percent of its life insurance business. Excluding costs related to the lawsuit, and net of the one-time unlocking benefit, net income rose 4 percent to $9.2 million.

SELECTED FINANCIAL DATA
(Thousands, except per share data)

                                         2001           2000        1999       1998       1997

Revenues:
  Insurance                        $   251,140        253,619      255,595    259,559     244,695

  Investment income, net               202,374        207,135      207,682    202,402     197,345
  Other                                 13,923         16,024       13,956     14,671       9,998
    Operating revenues                 467,437        476,778      477,233    476,632     452,038
  Realized investment gains (losses)   (15,748)        (3,871)       2,860     11,426      14,505
    Total revenues                 $   451,689        472,907      480,093    488,058     466,543

Net income                         $    29,922         49,083       45,045     48,512      44,861

Per common share:
  Net income, basic and diluted    $      2.49           4.08         3.66       3.92        3.63

  Cash dividends                   $      1.08           1.00          .96        .90         .88

  Stockholders' equity             $     47.04          44.28        40.86      46.58       42.84

Assets                             $ 3,764,589      3,646,261    3,621,284  3,577,414   3,439,452
Net return on invested assets             7.34%        7.56         7.52       7.34        7.56
Life insurance in force            $26,644,910     26,938,904   26,747,316 26,641,664  26,595,709

The above is not covered by the Reports of Independent Auditors.
Per share data has been adjusted for a two-for-one stock split in June 1999.

Old American Insurance Company

        Old American sells final expense policies to the senior market through a Planned Production Agency distribution channel. This marketing concept offers exclusive sales territories, sales lead financing and proprietary products to the sales agents and has generated a core of dedicated agents. However, Old American faces two principal challenges: to grow this agency force and to compete effectively in an intensely competitive marketplace. The Company strengthened its underwriting efforts four years ago. This improved earnings, but also dampened sales growth over this period. Old American generates 7 percent of consolidated sales and one-fourth of consolidated insurance revenues and net income.

        Sales declined slightly over the past two years and total insurance revenues declined 2 percent over this period. While the recruitment and development of new agencies continues to be a significant challenge, this year the recruitment of new agents reached its highest level in five years.

        Old American's net income rose by more than half over the past two years. Improved mortality experience, increased operating efficiency and realized investment gains contributed to the rising earnings.

Market and Interest Rate Risk Analysis

        Kansas City Life holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their ability to earn a competitive return and the return affects their fair value. The majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus the primary market risks affecting the Company are interest rate and credit risks.

        Coupon and dividend income represents the greatest portion of an investment's total return for most fixed income instruments. As interest rates fall, the coupon and dividend streams of older, higher-paying investments become relatively more valuable than newer, lower-yielding opportunities. Therefore the market value of the older, high-paying investments increases. The opposite effect occurs when interest rates rise. The fair market price of such investments is inversely related to market interest rates.

        Interest rates fell during 2001, causing Kansas City Life's investment portfolio to increase in value. Early this year the Federal Reserve Open Market Committee began lowering short-term interest rates to stimulate the economy, which in turn helped the valuations of short-term bonds. However, long-term interest rates (10 years and beyond) remained high, finishing the year at levels almost identical to those prevailing at the beginning of the year. Last year end, the book value of the securities exceeded its market value by $71.0 million. With the decline in short-term rates, book value exceeded market value by $38.4 million at year's end.

        Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help predict changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $90.7 million loss of market value for the $2.2 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $88.1 million increase in market value. This relationship is generally termed duration, a mathematical measurement of the sensitivity of investment cash flow to small changes in market rates. Convexity, a term that applies to the skew in the securities' value changes for similar changes, both positive and negative, in interest rates, decreased slightly from last year and is now relatively flat. This is due to an increased concentration in mortgage-backed securities.

        Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may cease, extending the maturity of a mortgage pool by many years. This represents a further interest rate risk to investors.

        The table on the next page details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds, and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company if all options embedded in the portfolio are economically exercised, based on spot interest rates prevailing on December 31, 2001. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

        The majority of the Company's investments are exposed to varying degrees of credit risk--the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

        Over the past three years, credit defaults in the marketplace have increased significantly. The increase in the default rate may be attributed to several factors, including the economic slowdown experienced by the U.S. economy the past two years, the increased use of leverage by corporate issuers, fraud, and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor. Such loss can be mitigated by timely sales of affected securities or by active involvement in a restructuring process, which preserves the value of the underlying entity. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

        The Company mitigates this risk by diversifying the investment portfolio across a broad range of issuers, investment sectors and security types, by limiting the amount that it invests in any particular entity and by investing substantial amounts of the portfolio in instruments carrying a security lien against tangible asset collateral. Pledged collateral that retains its value increases bondholder recovery amounts in the case of bankruptcy or restructuring. With the exception of certain GSE's, there is no exposure to any single issuer in an amount greater than 0.7 percent of assets on a book value basis. Further, no single issuer represents more than 0.5 percent of assets unless that issuer collateralizes its securities with liens against tangible property.

        Kansas City Life currently owns $117.0 million of foreign bonds. Since these are denominated in U.S. dollars, there is no direct exposure to foreign currency risk. There is an indirect exposure to exchange markets to the extent that the issuers of these securities can obtain dollars to fully fund their obligations. There is no material foreign exposure in the Company's mortgage or real estate holdings.

        As interest rates rise, policyholders become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. Due to its strong cash flow, the Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Extreme sudden market volatility, however, poses the greatest risk and a number of steps are taken to quantify and mitigate this risk.

EXPECTED CASH FLOWS
(Millions)

                                                                                        There-  Total     Fair
                                           2002     2003    2004     2005       2006    after  Principal  Value

Corporate bonds currently callable       $    2       6        1        8          9       45      71     70
  Average interest rate                   12.53% 10.54     9.77     7.61      11.84     6.98    8.06
Mortgage-backed securities and CMO's        166      43       37       29         22      133     430    422
  Average interest rate                    6.99%  7.04     6.93     6.89       6.83     6.83    6.92
All other securities                        140     157       70      122         64      996   1 549  1 521
  Average interest rate                    5.12%  7.07     8.05     8.25       7.51     7.32    7.30
     Securities                             308     206      108      159         95    1 174   2 050  2 013

Average interest rate                      6.18%  7.17     7.69     7.97       7.78     7.26    7.25

Commercial mortgages                         77      32       23       28         32      251     443    435
  Average interest rate                    8.42%  8.08     7.70     7.84       7.90     7.84    7.87
     Total                                $ 385     238      131      187        127    1 425   2 493  2 448
       Average interest rate               6.63%  7.29     7.69     7.95       7.81     7.39    7.36

The table shows expected cash flows from principal repayments of bonds in the form of maturities, calls, sinking funds and prepayments as well as principal repayments of commercial mortgages.

        Although the Company has rarely used derivatives due to a number of factors, including pricing, liquidity, and the net value to the Company’s business position, corporate policy would permit the purchase or sale of certain derivatives contracts, mainly in the form of caps, floors, swaps or options. Such contracts would work mainly as volatility insurance, to provide value in periods of extreme interest rate movement. Thus their value is largely a function of the likelihood of a rapid, dramatic market change. Kansas City Life conducts numerous probability-based computer simulations to test the effects on profitability of these market shifts, and to determine the value of derivatives hedging. As a policy, the Company does not trade such instruments for speculative purposes, and only enters into derivatives contracts to hedge a specific, identifiable risk for a specific period of time under specific conditions.

Changes in Accounting Standards

        FAS No. 141, "Business Combinations," and FAS No. 142, "Goodwill and Other Intangible Assets," will be adopted by the Company on January 1, 2002, and are not anticipated to have a significant impact on Kansas City Life's reported results. These Standards impact companies' accounting for business combinations and for the purchased goodwill and other intangible assets that arise from those combinations or are acquired otherwise. The purchase method of accounting is mandated and positive goodwill is no longer amortized annually. Instead it is tested for impairment annually and written off only to the extent it is determined to be impaired. Unallocated negative goodwill is to be recognized as an extraordinary gain.

Critical Accounting Policies

        The calculation of life insurance policy reserves is dependent upon estimates of future mortality experience. These estimates require judgments based upon the Company's past experience. If the actual mortality experience in a period varies from that assumed, the cushioning impact of the reserves released in relation to the death claims incurred will vary and may negatively impact the period's earnings. Much of the volatility in the Company's earnings over time is normally due to changes in mortality experience.

        Policy acquisition costs, principally agent commissions and other selling, selection and issue costs, are capitalized as incurred and amortized against earnings over the expected future profits of the business. Profit expectations are based upon estimates of future interest spreads, mortality margins, operating expenses and surrender experience. These estimates involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions should be revised as to the profit expectations for the business, the assumptions are unlocked, or changed, with the impact of the change flowing through the current period's earnings.

        The review process to determine other than temporary declines in the value of the investment portfolio has been discussed previously.

Liquidity and Capital Resources

        Kansas City Life generated strong cash flows over the past three years. Funds provided by operations averaged $54.8 million annually and the Company funded $2.4 billion in new investments over the same period. Assets and liabilities' maturities and yields are matched and cash flow testing is performed to ensure funds will be available as needed to meet future policyholder obligations.

        The above excludes net proceeds from the variable line of business since these proceeds are largely partitioned into separate accounts and are not held in the Company's general investments. These separate accounts equaled $305.3 million this year end.

        Funds were borrowed over the three years but these were primarily in support of investment strategies. The Company maintains a number of short-term credit lines with the capacity to borrow additional capital for liquidity purposes. The Company also has agreements with banks to borrow additional funds under reverse repurchase agreements. Kansas City Life has additional borrowing capacity through its membership affiliation with the Federal Home Loan Bank. At year's end, outstanding balances under this agreement totaled $95.0 million, an amount that funds a portfolio of mortgage-backed securities. The Company currently has the capacity to add $84.7 million in borrowings with no additional capital commitment.

        Kansas City Life's statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid in 2002 without prior approval of the Missouri Director of Insurance is $42.1 million.

        Stockholder equity per share, or book value, equaled $47.04 this year end, a 6 percent increase for the year. Book value, excluding the volatile effects of unrealized investment gains and losses, equaled $49.04 a share, 2 percent above a year ago. This January the Board of Directors extended the stock repurchase program through 2002 to potentially purchase up to one million of the Company's shares on the open market. This would represent 8 percent of the shares outstanding. No shares were purchased under this program this year.

CONSOLIDATED INCOME STATEMENT
(Thousands, except per share data and parenthetical comments)

                                                     2001        2000       1999

REVENUES
Insurance revenues:
  Premiums:
    Life insurance                            $     97,959      99,195     104,086
    Accident and health                             45,811      44,641      42,636
  Contract charges                                 107,370     109,783     108,873
Investment revenues:
  Investment income, net                           202,374     207,135     207,682
  Realized investment gains (losses), net          (15,748)     (3,871)      2,860
Other                                               13,923      16,024      13,956

      TOTAL REVENUES                               451,689     472,907     480,093

BENEFITS AND EXPENSES
Policyholder benefits                              275 645     276 840     281 172
Amortization of deferred acquisition costs          27,765      26 828      31 261
Insurance operating expenses                       116,739     100,735     103,597

TOTAL BENEFITS AND EXPENSES                        420,149     404,403     416,030

Income before Federal income taxes                  31,540      68,504      64,063

Federal income taxes:
  Current                                            9,116      15,633      21,172
  Deferred                                          (7,498)      3,788      (2,154)

                                                     1,618      19,421      19,018

NET INCOME                                    $     29,922      49,083      45,045

Basic and diluted earnings per share:

  Net income                                         $2.49        4.08        3.66

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED BALANCE SHEET

                                                                                  2001         2000
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $2,098,175,000;
     $1,998,319,000 - 2000)                                                $    2,062,193    1,934,157
    Held to maturity, at amortized cost (fair value $80,463,000)                        -       80,572
  Equity securities available for sale, at fair value
     (cost $70,159,000; $100,866,000 - 2000)                                       67,759       94,269
  Mortgage loans, net                                                             433,095      396,731
  Real estate, net                                                                 61,777       44,443
  Real estate joint ventures                                                       33,320       34,185
  Policy loans                                                                    112,995      116,024
  Short-term investments                                                          127,984       54,171
  Other investments                                                                10,999            -

    TOTAL INVESTMENTS                                                           2,910,122    2,754,552
Cash                                                                                4,365       13,391
Accrued investment income                                                          37,457       41,028
Receivables, net                                                                    4,532        3,688
Property and equipment, net                                                        19,013       20,701
Deferred acquisition costs                                                        243,606      244,960
Value of purchased insurance in force                                              80,361       87,833
Reinsurance recoverables                                                          141,141      135,378
Deferred income taxes                                                               7,591        8,870
Other assets                                                                       11,118       10,712
Separate account assets                                                           305,283      325,148
                                                                           $    3,764,589    3,646,261
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                           $      772,224      775,381
  Accident and health                                                              43,725       45,905
Accumulated contract values                                                     1,640,081    1,619,887
Policy and contract claims                                                         34,969       34,083
Other policyholders' funds:
  Dividend and coupon accumulations                                                61,579       61,354
  Other                                                                            68,309       88,195
Notes payable                                                                      96,779       41,520
Current income taxes payable                                                       11,652        6,383
Other liabilities                                                                 164,304      116,151
Separate account liabilities                                                      305,283      325,148
     TOTAL LIABILITIES                                                          3,198,905    3,114,007
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                         23,121       23,121
  Paid in capital                                                                  21,744       20,109
  Retained earnings                                                               668,255      651,324
  Accumulated other comprehensive loss, net of tax                                (38,806)     (55,280)
  Less treasury stock, at cost (6,470,052 shares; 6,475,203 shares - 2000)       (108,630)    (107,020)
     TOTAL STOCKHOLDERS' EQUITY                                                   565,684      532,254
                                                                           $    3,764,589    3,646,261

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                 2001      2000      1999

COMMON STOCK, beginning and end of year                 $       23,121    23,121     23,121

PAID IN CAPITAL:
  Beginning of year                                             20,109    18,498     17,633
  Excess of proceeds over cost of treasury stock sold            1,635     1 611        865

  End of year                                                   21,744    20,109     18,498

RETAINED EARNINGS:
  Beginning of year                                            651,324   614,278    581,074
  Net income                                                    29,922    49,083     45,045
  Other comprehensive income (loss):
    Unrealized gains (losses) on securities                     19,679     9,581   (104,921)
    Decrease (increase) in unfunded pension liability           (3,205)   (5 766)       360
  Comprehensive income (loss)                                   46,396    52,898    (59,516)
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income                     (16,474)   (3,815)   104,561
  Stockholder dividends of $1.08 per share
    ($1.00 - 2000 and $.96 - 1999)                             (12,991)  (12,037)   (11,841)

  End of year                                                  668,255   651,324    614,278

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Beginning of year                                            (55,280)  (59,095)    45,466
  Other comprehensive income (loss)                             16,474     3,815   (104,561)

  End of year                                                  (38,806)  (55,280)   (59,095)

TREASURY STOCK, at cost:
  Beginning of year                                           (107,020) (102,997)   (89,361)
  Cost of 71,054 shares acquired
    (174,550 shares - 2000 and 349,087 shares - 1999)           (2,692)   (5,600)   (14,094)
  Cost of 76,205 shares sold
    (111,085 shares - 2000 and 32,243 shares - 1999)             1,082     1 577        458

  End of year                                                 (108,630) (107,020)  (102,997)

  TOTAL STOCKHOLDERS' EQUITY                            $      565,684   532,254    493,805

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                             2001             2000             1999

OPERATING ACTIVITIES
Net income                                           $       29,922          49,083            45,045
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium, net                     601           4,867             2,061
    Depreciation                                              5,181           6,093             5,265
    Policy acquisition costs capitalized                    (27,916)        (35,775)          (39,553)
    Amortization of deferred acquisition costs               27,765          26,828            31,261
    Amortization of the value of purchased
     insurance in force                                       7,472           7,803             8,695
    Realized investment (gains) losses                       15,748           3,871            (2,860)
    Changes in assets and liabilities:
     Future policy benefits                                  (1,337)         (8,270)           12,375
     Accumulated contract values                              1,986          (8,246)          (10,182)
     Other policy liabilities                                (4,784)            351            (1,983)
     Income taxes payable and deferred                         (950)          8,147           (14,748)
    Other, net                                               (4,236)         11,668            13,099
    NET CASH PROVIDED                                        49,452          66,420            48,475
INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale                      (884,654)       (415,189)         (654,943)
  Fixed maturities held to maturity                               -          (3,304)           (3,354)
  Equity securities available for sale                       (5,116)        (22,134)          (43,130)
Sale of available for sale securities                       678,423         393,934           428,943
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale                     187,673         115,557           173,990
    Fixed maturities held to maturity                             -          24,539            10,913
    Equity securities available for sale                     16,088          19,251               486
Purchases of other investments                             (187,270)       (138,947)          (36,300)
Sales, maturities and principal
  paydowns of other investments                              51,215          53,990            59,655
Disposition of group insurance blocks, net cash paid         (4,000)              -            (5,162)
    NET CASH PROVIDED (USED)                               (147,641)         27,697           (68,902)
FINANCING ACTIVITIES
Proceeds from borrowings                                    102,589          58,445            95,850
Repayment of borrowings                                     (47,330)        (86,425)          (26,350)
Policyholder contract deposits                              148,930         137,901           148,993
Withdrawals of policyholder contract deposits              (130,722)       (198,474)         (181,367)
Change in other deposits                                     28,662             (79)           13,505
Cash dividends to stockholders                              (12,991)        (12,037)          (11,841)
Disposition (acquisition) of treasury stock, net                 25          (2,412)          (12,771)
    NET CASH PROVIDED (USED)                                 89,163        (103,081)           26,019
Increase (decrease) in cash                                  (9,026)         (8,964)            5,592
Cash at beginning of year                                    13,391          22,355            16,763
         CASH AT END OF YEAR                         $        4,365          13,391            22,355

See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. The Company's new business activities have been concentrated in interest sensitive and variable products in recent years.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits and
Accumulated Contract Values
Traditional life insurance reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to 5.25 percent. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Accident and health reserves represent estimates of payments to be made on reported insurance claims as well as claims incurred but not yet reported. These estimates are based upon past claims experience, claim trends and industry experience.

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheet. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity was as follows.

                                  2001      2000       1999

Gross liability at
  beginning of year                $ 9,983    10,744    11,726
Less reinsurance recoverable         4,678     5,523     5,486
Net liability at beginning of year   5,305     5,221     6,240

Incurred benefits related to:
  Current year                      32,528    30,232    29,330
  Prior years                          307      (241)     (850)
Total incurred benefits             32,835    29,991    28,480

Paid benefits related to:
  Current year                      26,315    24,497    23,617
  Prior years                        5,822     5,410     5,882
Total paid benefits                 32,137    29,907    29,499

Net liability at end of year         6,003     5,305     5,221
Plus reinsurance recoverable         2,772     4,678     5,523
Gross liability at end of year  $    8,775     9,983    10,744

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.00 percent to 7.25 percent (4.00 percent to 6.75 percent - 2000 and 3.85 percent to 6.50 percent - 1999).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or estimated gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $7,796,000 ($8,523,000 - 2000 and $9,313,000 - 1999) for accrual of interest and reduced $15,268,000 ($16,326,000 - 2000 and $18,008,000 - 1999) for amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $70,738,000 and $113,209,000, respectively. The value of purchased insurance in force is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 9 percent of the asset’s current carrying amount in each of the next five years.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 11 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific securities’ values are written down to expected realizable values through earnings as a realized investment loss if the security’s impairment in value is considered to be other than temporary.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for probable impairment losses is based upon the loan’s market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Real estate is carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company’s equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company’s capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,027,241 shares (12,033,725 shares - 2000 and 12,316,220 shares - 1999). The number of shares outstanding at year end was 12,026,628 (12,021,477 - 2000).

Statutory Information and
Stockholder Dividends Restrictions
The Company’s earnings, unassigned surplus (retained earnings) and capital and surplus (equity), on the statutory basis used to report to regulatory authorities, follow.

                                2001      2000     1999

Net gain from operations    $  42,097    45,730    41,902
Net income                     23,476    42,265    42,012
Unassigned surplus
    at December 31            329,972   311,804   281,254
Capital and surplus
    at December 31            266,208   248,014   219,875

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of capital and surplus at the end of the preceding year. The maximum dividend payable in 2002 without prior approval is $42,097,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The National Association of Insurance Commissioners’ comprehensive new guidelines to statutory accounting principles and practices for the life insurance industry took effect January 1, 2001, and caused the Company’s capital and surplus to decrease $1.7 million.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $18,000,000 ($18,000,000 - 2000 and $21,000,000 - 1999).

Comprehensive Income (Loss)
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities, as shown at the right.

                          Unrealized    Unfunded
                          Gain (Loss)   Pension
                         on Securities  Liability   Total

2001:
Unrealized holding gains
  arising during the year    $  13,972              13,972
Less:  Realized losses included
            in net income      (18,404)            (18,404)
Net unrealized gains            32,376              32,376
Increase in unfunded
  pension liability                  -    (4,931)   (4,931)
Effect on deferred
  acquisition costs             (2,113)             (2,113)
Deferred income taxes          (10,584)    1,726    (8,858)
Other comprehensive
  income (loss)              $  19,679    (3,205)   16,474

2000:
Unrealized holding gains
  arising during the year    $   9,422               9,422
Less:  Realized losses included
            in net income       (6,467)             (6,467)
Net unrealized gains            15,889              15,889
Increase in unfunded
  pension liability                  -    (8,871)   (8,871)
Effect on deferred
  acquisition costs             (1,145)             (1,145)
Deferred income taxes           (5,163)    3,105    (2,058)
Other comprehensive
  income (loss)               $  9,581    (5,766)    3,815

1999:
Unrealized holding losses
  arising during the year    $(172,801)           (172,801)
Less:  Realized losses included
            in net income       (2,527)             (2,527)
Net unrealized losses         (170,274)           (170,274)
Decrease in unfunded
  pension liability                  -       554       554
Effect on deferred
  acquisition costs               8,858               8,858
Deferred income taxes            56,495     (194)    56,301
Other comprehensive
  income (loss)              $ (104,921)     360   (104,561)

The accumulated balances related to each component of accumulated other comprehensive income follow.

                                        Increase  in
                            Unrealized     Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability  Total

December 31, 1999           $ (53,379)    (5,716)   (59,095)
Other comprehensive
   income (loss) for 2000       9,581     (5,766)     3,815

December 31, 2000             (43,798)   (11,482)   (55,280)
Other comprehensive
   income (loss) for 2001      19,679     (3,205)    16,474

December 31, 2001           $ (24,119)   (14,687)   (38,806)

REINSURANCE

                                 2001      2000      1999

Life insurance in force (in millions):
    Direct                    $  24,019   24,120    23,616
    Ceded                        (7,144)  (6,514)   (5,483)
    Assumed                       2,626    2,818     3,131

        Net                   $  19,501   20,424    21,264

Premiums:
Life insurance:
    Direct                    $ 128,746  120,908   127,805
    Ceded                       (35,721) (27,818)  (29,255)
    Assumed                       4,934    6,105     5,536

        Net                   $  97,959   99,195   104,086

 Accident and health:
    Direct                    $  51,238   54,769    56,723
    Ceded                        (5,427) (10,128)  (14,087)

        Net                   $  45,811   44,641    42,636

Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $44,200,000 ($49,883,000 - 2000 and $49,687,000 - 1999).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $94.3 million as of this year end. The reserve for future policy benefits ceded under this agreement was $41,785,000 ($44,331,000 - 2000). The second agreement ceded $10.4 million of home health care reserves in 1998.

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year end, the block had $2.6 billion of life insurance in force ($2.8 billion - 2000). The block generated life insurance premiums of $4,628,000 ($5,544,000 - 2000). The Company ceded its group long-term disability reserves, totaling $5.2 million in 1999 and also $5.6 million of group life waiver of premium reserves in 2001.

Sunset Life entered into a yearly renewable term reinsurance agreement, effective January 1, 2002, whereby it ceded 80 percent of its retained mortality risk on traditional and universal life policies. The insurance in force ceded under this agreement approximates $3.1 billion.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers’ solvency is reviewed annually.

PROPERTY AND EQUIPMENT

                                       2001       2000

Land                               $     766        766
Home office complex                   20,252     21,444
Furniture and equipment               35,110     34,741

                                      56,128     56,951
Less accumulated depreciation        (37,115)   (36,250)

                                   $  19,013     20,701

Property and equipment are stated at cost and depreciated using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          2001      2000

Federal Home Loan Bank loans with
  various maturities and a weighted
  average variable interest rate,
  currently 2.43 percent, secured
  by mortgage-backed securities
  totaling $111,581,000                $  95,000   41,520

Overnight federal funds, with a
  daily maturity, an interest rate
  of 1.85 percent, secured by
  specified securities                     1,049        -

Real estate loan due December 2010,
  with an interest rate of 7.50 percent,
  secured by the property                    730        -

                                       $  96,779   41,520

As a member of the Federal Home Loan Bank with a capital investment of $8,983,000, the Company has the ability to borrow up to twenty times its capital investment, or $179,656,000, from the bank when collateralized. The Company earned a 4.54 percent average rate on the capital investment in the bank for 2001.

The Company has unsecured revolving credit loan agreements with banks providing a $60,000,000 line of credit with a variable interest rate, currently 2.00 percent.

With the exception of the real estate loan, all borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $3,975,000 ($2,146,000 - 2000 and $1,135,000 - 1999).

FAIR VALUE OF
FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                         2001                 2000

                Carrying      Fair      Carrying    Fair
                 Amount      Value      Amount     Value

Investments:
  Securities available
    for sale    $2,129,952  2,129,952  2,028,426  2,028,426
  Securities held
    to maturity          -          -     80,572     80,463
  Mortgage loans   433,095    441,887    396,731    409,000
Liabilities:
  Individual and
    group annuities$677,597   662,116    668,233    652,898
  Supplementary
    contracts without
    life contingencies18,917   18,917     20,761     20,761

The following Investments Note provides further details regarding the investments above.

INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                              2001        2000       1999

Investment income:
    Fixed maturities      $  147,610    156,117     157,766
    Equity securities          7,533      9,678       9,378
    Mortgage loans            33,343     29,478      27,608
    Real estate               10,735     10,563       9,907
    Policy loans               7,818      7,852       7,959
    Short-term                 4,649      3,025       3,639
    Other                      5,883      3,914       3,709
                             217,571    220,627     219,966
Less investment expenses     (15,197)   (13,492)    (12,284)

                          $  202,374    207,135     207,682

Realized gains (losses):
    Fixed maturities      $  (15,956)   (12,614)     (2,714)
    Equity securities         (2,448)       517         126
    Mortgage loans               -        2,970       1,500
    Real estate                2,048      4,316       3,684
    Other                        608        940         264

                          $  (15,748)    (3,871)      2,860

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                              2001        2000       1999

Available for sale:
  End of year             $  (38,382)   (70,758)    (86,647)
  Effect on deferred
    acquisition costs          1,268      3,381       4,526
  Deferred income taxes       12,995     23,579      28,742

                          $  (24,119)   (43,798)    (53,379)
  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $   17,129      9,697     (99,595)
      Equity securities        2,550       (116)     (5,326)

                          $   19,679      9,581    (104,921)
Held to maturity:
  End of year             $        -       (109)        (36)

  Increase (decrease) in
    net unrealized gains
    during the year       $      109        (73)     (8,047)

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                     Amortized      Unrealized        Fair
                        Cost     Gains     Losses     Value

Available for sale:
Bonds:
  U.S. government  $    47,991    2,935      161     50,765
  Public utility       290,670    4,765   10,051    285,384
  Corporate          1,198,505   18,564   55,078  1,161,991
  Mortgage-backed      532,978   11,308    8,677    535,609
  Other                 22,847      440       86     23,201
Redeemable
   preferred stocks      5,184       63        4      5,243

Fixed maturities     2,098,175   38,075   74,057  2,062,193
Equity securities       70,159      778    3,178     67,759

                   $ 2,168,334   38,853   77,235  2,129,952

The amortized cost and fair value of investments in securities at last year end follow.

                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value

Available for sale:
Bonds:
  U.S. government  $    45,050    1,539      221     46,368
  Public utility       290,415    2,143   10,726    281,832
  Corporate          1,233,304   11,359   72,392  1,172,271
  Mortgage-backed      381,224    5,138    2,051    384,311
  Other                 47,581    1,109       60     48,630
Redeemable
   preferred stocks        745        8        8        745

Fixed maturities     1,998,319   21,296   85,458  1,934,157
Equity securities      100,866    2,141    8,738     94,269

                     2,099,185   23,437   94,196  2,028,426

Bonds held to maturity:
Public utility          12,474      817       18     13,273
Corporate               62,947    1,123    2,308     61,762
Other                    5,151      277        -      5,428

                        80,572    2,217    2,326     80,463

                   $ 2,179,757   25,654   96,522  2,108,889

The Company holds one non-income producing fixed maturity with a par value of $9,600,000.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                      Amortized         Fair
                                        Cost            Value

Available for sale:
Due in one year or less             $    52,617      52,401
Due after one year through five years   337,641     346,570
Due after five years through ten years  321,438     315,641
Due after ten years                     853,501     811,972
Mortgage-backed bonds                   532,978     535,609

                                    $ 2,098,175   2,062,193

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 2001      2000      1999

Proceeds                      $ 678,423   393,934   428,943
Gross realized gains             17,971     7,292     9,482
Gross realized losses            16,132    13,541    10,371

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.

Mortgage Loans
All mortgage loans are income producing, as they were last year. Mortgage loans are carried net of a valuation reserve of $4,030,000, unchanged from the previous year.

The mortgage portfolio is diversified geographically and by property type as follows.

                               2001                      2000

                     Carrying      Fair       Carrying     Fair
                      Amount      Value        Amount      Value

Geographic region:
  East north central $  34,011      33,169      28,139    28,612
  Mountain              75,771      77,646      79,430    81,995
  Pacific              153,791     156,678     137,559   141,781
  West south central    66,811      69,535      58,847    61,521
  West north central    75,667      77,580      71,921    73,799
  Other                 31,074      31,309      24,865    25,322
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                     $ 433,095     441,887     396,731   409,000
Property type:
  Industrial         $ 281,786     285,614     258,195   265,770
  Retail                15,566      16,422      18,699    19,436
  Office               121,056     124,458     107,534   111,024
  Other                 18,717      19,423      16,333    16,800
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                      $433,095     441,887     396,731   409,000

The Company has commitments which expire in 2002 to originate mortgage loans of $6,460,000.

No mortgage loans were foreclosed upon and transferred to real estate investments during the year (none - 2000 and 1999).

One mortgage loan was acquired in the sale of real estate during the year for $875,000 (none - 2000 and 1999).

Real Estate
Detail concerning the Company's real estate investments follows.

                                         2001        2000

Penntower office building, at cost:
    Land                              $   1,106      1,106
    Building                             18,741     18,649
    Less accumulated depreciation       (12,027)   (11,477)
Foreclosed real estate, at lower of
    cost or net realizable value          1,900      2,090
Other investment properties, at cost:
    Land                                 15,449     11,050
    Buildings                            51,965     37,958
    Less accumulated depreciation       (15,357)   (14,933)

                                      $  61,777     44,443

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance, if necessary, to reflect net realizable value. No such allowance was needed at year end 2001 ($625,000 - 2000).

The Company held non-income producing real estate equaling $9,735,000 ($5,236,000 - 2000).

PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan’s benefits are based on years of service and the employee’s compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee’s years of service and compensation and interest credits. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants’ expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees’ years of service and compensation as of December 31, 1997. The tables at the right outline the plans’ funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $162,000 ($143,000 - 2000 and 1999). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions is also offered. Contributions to these plans were $639,000 ($583,000 - 2000 and $609,000 - 1999).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions expensed to the plan were $1,459,000 ($1,425,000 - 2000 and $1,468,000 - 1999). The Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made no profit sharing contribution for 2001 ($1,098,000 - 2000 and none - 1999).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                   Pension Benefits           Other Benefits
                                                  2001           2000         2001         2000

Accumulated benefit obligation                 $ 103,655          98,273         -             -

Change in plan assets:
Fair value of plan assets at beginning of year $  87,441          85,240     1,436         1,403
Return on plan assets                              3,814           4,033        77            74
Company contributions                              2,605           4,000         -             -
Benefits paid                                     (6,164)         (5,832)      (56)          (41)

  Fair value of plan assets at end of year     $  87,696          87,441     1,457         1,436

Change in projected benefit obligation:
Benefit obligation at beginning of year        $ 102,089          98,351    16,326        16,942
Service cost                                       1,940           1,913       708           530
Interest cost                                      7,442           7,365     1,345         1,144
Net (gain) loss from past experience               2,365             395     1,762        (1,641)
Benefits paid                                     (6,164)         (5,935)     (582)         (649)

  Benefit obligation at end of year            $ 107,672         102,089    19,559        16,326

Plan underfunding                              $ (19,976)        (14,648)  (18,102)      (14,890)
Unrecognized net (gain) loss                      32,570          28,291       408        (1,020)
Unrecognized prior service cost                   (5,852)         (6,500)        -             -
Unrecognized net transition asset                   (105)           (311)        -             -

  Prepaid (accrued) benefit cost               $   6,637           6,832   (17,694)      (15,910)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                      $ (15,959)        (10,833)  (17,694)      (15,910)
Accumulated other comprehensive income            22,596          17,665         -             -

  Net amount recognized                        $   6,637           6,832   (17,694)      (15,910)

Weighted average assumptions:
Discount rate                                       7.25%          7.50      7.25          7.50
Expected return on plan assets                      8.50            8.75      5.50          5.50
Rate of compensation increase                       4.50            4.50         -             -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                           One Percentage Point
                                              Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components       $      446           (340)
Postretirement benefit obligation               3,599         (2,815)

The components of the net periodic benefits cost follow.

                                              Pension Benefits                   Other Benefits
                                        2001      2000       1999         2001      2000       1999

Service cost                         $ 1,940     1,912      2,760           708       530       626
Interest cost                          7,442     7,365      7,673         1,345     1,144     1,200
Expected return on plan assets        (7,252)   (7,211)    (9,067)          (79)      (78)      (88)
Amortization of:
  Unrecognized net (gain) loss         1,523     1,687      1,014           (24)      (20)       52
  Unrecognized prior service cost       (647)     (647)      (647)            -         -         -
  Unrecognized net transition asset     (206)     (206)      (206)            -         -         -
Net periodic benefits cost           $ 2,800     2,900      1,527         1,950     1,576     1,790

For measurement purposes, a 9.5 percent annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5 percent in 2010 and thereafter.

SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total

2001:
Revenues from external customers          $   109,700      57,389        25,101        72,873      265,063
Investment income, net                        151,800         510        33,343        16,721      202,374
Segment income (loss)                          22,991        (692)       (1,501)        9,124       29,922
Other significant noncash items:
  Increase in policy reserves                  50,675         469        17,692         5,855       74,691
  Amortization of deferred
    acquisition costs                          17,034           -           247        10,484       27,765
  Amortization of the value of
    purchased insurance in force                4,104           -             -         3,368        7,472
Interest expense                                3,254           -             -           782        4,036
Income tax expense (benefit)                    3,322        (296)       (3,672)        2,264        1,618

Segment assets                              2,775,280       6,993       547,145       435,171    3,764,589
Expenditures for other long-lived assets        2,004          65             -            30        2,099

2000:
Revenues from external customers          $   110,339      56,267         28,272       74,765      269,643
Investment income, net                        155,420         767         34,456       16,492      207,135
Segment income                                 32,403         831          8,868        6,981       49,083
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560        (389)        17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437           -          5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305           -              -        3,498        7,803
Interest expense                                2,177           -              1            5        2,183
Income tax expense                             12,172         356          3,751        3,142       19,421

Segment assets                              2,696,884      10,948        531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640          40              -           15        2,695

1999:
Revenues from external customers          $   113,399      53,311         26,750       76,091      269,551
Investment income, net                        158,017       1,083         33,617       14,965      207,682
Segment income (loss)                          31,408        (898)         8,893        5,642       45,045
Other significant noncash items:
  Increase in policy reserves                  60,072         681         16,411        8,042       85,206
  Amortization of deferred
    acquisition costs                          12,443           -          7,765       11,053       31,261
  Amortization of the value of
    purchased insurance in force                5,128           -              -        3,567        8,695
Interest expense                                1,148           -              -            -        1,148
Income tax expense (benefit)                   12,931        (385)         3,898        2,574       19,018

Segment assets                              2,679,521      16,107        528,708      396,948    3,621,284
Expenditures for other long-lived assets        3,742         214              3          298        4,257

Enterprise-Wide Disclosures

                                                        2001       2000       1999

Revenues from external customers by line of business:
  Variable life insurance and annuities             $  17,811     16,181     11,153
  Interest sensitive products                          89,559     93,602     97,720
  Traditional individual insurance products            91,330     92,078     97,616
  Group life and disability products                   52,440     51,758     49,106
  Group ASO services                                    4,949      4,509      4,205
  Other                                                 8,974     11,515      9,751
      Total                                         $ 265,063    269,643    269,551

Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company’s career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company’s revenue.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                   2001    2000    1999

Federal income tax rate              35%   35      35
Special tax credits                 (15)     (6)     (5)
Release excess income tax liability
  on years closed to IRS audit      (14)      -       -
Other permanent differences          (1)     (1)      -

Actual income tax rate                5%   28      30

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2001     2000

Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments  $   13,034   18,493
  Future policy benefits                 45,753   50,404
  Employee retirement benefits           16,826   14,579
  Other                                  10,695    7,670
Gross deferred tax assets                86,308   91,146

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           46,953   47,235
  Property and equipment, net             3,675    3,708
  Value of insurance in force            27,911   30,449
  Other                                     178      884
Gross deferred tax liabilities           78,717   82,276
  Net deferred tax asset             $    7,591    8,870

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management’s opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes were paid this year of $2,350,000 ($17,364,000 - 2000 and $17,884,000 - 1999).

Policyholders’ surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders’ surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders’ surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in shareholders’ surplus and can be distributed to stockholders without tax to the Company. Shareholders’ surplus equals $411,637,000 for Kansas City Life, $95,780,000 for Sunset Life and $76,740,000 for Old American.

The income tax expense (benefit) is recorded in various places in the Company's financial statements as detailed below.

                                       2001     2000     1999

Net income                         $   1,618   19,421   19,018
Stockholders' equity:
  Related to:
    Unrealized gains (losses), net    10,584    5,163  (56,495)
    Decrease (increase) in
      unfunded pension liability      (1,726)  (3,105)     194
Total income tax expense (benefit)
  included in financial statements $  10,476   21,479  (37,283)

QUARTERLY CONSOLIDATED
FINANCIAL DATA (unaudited)

                         First   Second    Third    Fourth

2001:
Total revenues      $   116,833  118,255  112,330  104,271

Net income                9,518   11,466    8,782      156

Per common share,
  basic and diluted         .79      .95      .73      .02

2000:
Total revenues      $   120,513  117,874  118,332  116,188

Net income               13,118   13,722   14,576    7,667

Per common share,
  basic and diluted        1.09     1.14     1.21      .64

CONTINGENT LIABILITIES

Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action lawsuit regarding its sales practices. In connection with a preliminary settlement of this matter, the Company increased its reserves $16.3 million in 2001 based upon information currently available. A final hearing is scheduled for February 28, 2002. Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of any settlement could differ materially from the amounts presently estimated. This estimate will continue to be updated as more specific information is developed. However, based on information available at this time and the uncertainties associated with any settlement, additional costs related to this item cannot be estimated with precision.

In addition to the above, the Company and certain of its subsidiaries are defendants in, or subject to, other claims or legal actions that arose in the ordinary course of business. Some of these lawsuits arose in jurisdictions that permit punitive damages disproportinate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any of these lawsuits or proceedings, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid in these suits, if any, would have no material effect on the Company's consolidated results of operations or financial position.

REPORTS OF
INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Kansas City, Missouri
January 25, 2002

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated statements of income, stockholders' equity, and cash flows of Kansas City Life Insurance Company and subsidiaries (the Company) for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of the operations and cash flows of Kansas City Life Insurance Company and subsidiaries for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Kansas City, Missouri
January 24, 2000

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
        Kansas City Life Insurance Company
        3520 Broadway
        Post Office Box 219139
        Kansas City, Missouri 64121-9139
        Telephone: (816) 753-7000
        Fax: (816) 753-4902
        Internet: http://www.kclife.com
        E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
        The annual meeting of stockholders will be held at
        9 a.m. Thursday, April 18, 2002, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
        Cheryl Keefer, Assistant Secretary
        Kansas City Life Insurance Company
        Post Office Box 219139
        Kansas City, Missouri 64121-9139

10-K REQUEST
        Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and
        Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
        As of February 11, 2002, Kansas City Life had approximately 670 security holders, including individual participants in security position listings.

STOCK AND DIVIDEND INFORMATION
        Stock Quotation Symbol
        Over-the-Counter--KCLI

                                    Bid           Dividend
                             High        Low         Paid

                                     (per share)
     2001:
     First quarter         $  40.25     34.38        $ .27
     Second quarter           39.63     34.84          .27
     Third quarter            39.80     34.50          .27
     Fourth quarter           37.46     35.05          .27
                                                     $1.08

     2000:
     First quarter         $  35.63     22.13        $ .25
     Second quarter           31.00     23.63          .25
     Third quarter            35.38     26.13          .25
     Fourth quarter           35.31     29.00          .25
                                                     $1.00

A quarterly dividend of $.27 per share was paid February 25, 2002.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

Kansas City Life Variable Life Separate Account
Schedule of Investments
December 31, 2001

                                                                                                       Market
Assets                                                                                                 Value       Cost
Investments:                                                                                            (in thousands)
     Federated Insurance Series
        American Leaders Fund II - 249,461 shares at a net asset value (NAV) of $19.25 per share     $ 4,802      4,971
        High Income Bond Fund II - 141,414 shares at a NAV of $7.72 per share                          1,092      1,324
        International Small Company Fund II - 10,864 shares at a NAV of $5.55 per share                   60         81
        Prime Money Fund II - 4,837,589  shares at a NAV of $1.00 per share                            4,838      4,838

     MFS Variable Insurance Trust
        Research Series - 369,677 shares at a NAV of $14.32 per share                                  5,294      6,614
        Emerging Growth Series - 500,341 shares at a NAV of $17.98 per share                           8,996     11,732
        Total Return Series - 162,945 shares at a NAV of $18.61 per share                              3,032      2,908
        Bond Series - 109,326 shares at a NAV of $11.52 per share                                      1,259      1,228
        Strategic Income Series - 18,644 shares at a NAV of $10.09 per share                             188        187
        Utilities Series - 332,512 shares at a NAV of $15.95 per share                                 5,303      6,695

     American Century Variable Portfolios
        VP Capital Appreciation - 231,691 shares at a NAV of $7.50 per share                           1,738      2,446
        VP International - 531,228 shares at a NAV of $6.59 per share                                  3,501      4,647
        VP Value - 172,371 shares at a NAV of $7.44 per share                                          1,282      1,157
        VP Income and Growth - 154,179 shares at a NAV of $6.46 per share                                996      1,109

     Dreyfus Variable Investment Fund
        Appreciation Portfolio - 139,160 shares at a NAV of $34.98 per share                           4,868      5,054
        Small Cap Portfolio - 195,941 shares at a NAV of $35.13 per share                              6,883      8,853
        Dreyfus Stock Index Fund - 584,355 shares at a NAV of $29.36 per share                        17,157     19,057
        The Dreyfus Socially Responsible Growth Fund, Inc. - 36,935 shares at a NAV of $26.67 per share  985      1,264

     J.P.  Morgan Series Trust II
        U.S. Disciplined Equity Portfolio - 73,172 shares at a NAV of $13.06 per share                   956      1,100
        Small Company Portfolio - 68,670 shares at a NAV of $13.22 per share                             908      1,003

     Franklin Templeton Variable Products Series Fund
        Franklin Real Estate Fund - 4,560 shares at a NAV of $17.99 per share                             82         78
        Franklin Small Cap Fund - 19,715 shares at a NAV of $17.85 per share                             352        386
        Templeton Developing Markets Securities Fund - 6,874 shares at a NAV of $4.76 per share           32         35
        Templeton Foreign Securities Fund - 65,107 shares at a NAV of $11.74 per share                   764      1,057

     Calamos: Advisors Trust
        Convertible Portfolio - 171,891 shares at a NAV of $11.29 per share                            1,941      2,039

     A I M Variable Insurance Funds
        V.I. Dent Demographic Trends Fund - 72,928 shares at a NAV of $5.59 per share                    408        514
        V.I. New Technology Fund - 54,776 shares at a NAV of $4.21 per share                             231        420
        V.I. Premier Equity Fund - 22,238 shares at a NAV of $23.35 per share                            519        551

     Seligman Portfolios, Inc.
        Communications and Information Portfolio - 35,921 shares at a NAV of $12.53 per share            450        555
        Capital Portfolio - 60,352 shares at a NAV of $12.34 per share                                   745      1,116

     Total Assets                                                                                    $ 79,662     93,019

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 2001

                                                         VUL             SVUL         Alliance
                                                    Number   Unit   Number  Unit   Number   Unit     Market
Net Assets                                         of Units  Value  of Units Value  of Units Value     Value
                                                                                                 (in thousands)
    Federated Insurance Series
       American Leaders Fund II                   210,775 $18.382 69,737 $12.852   3,390  $9.264      $4,802
       High Income Bond Fund II                    76,877  11.774 18,270   9.864     659   9.671       1,092
       International Small Company Fund II          9,944   5.718    593   5.739       4   7.940          60
       Prime Money Fund II                        261,286  12.540 105,801 11.951  29,382  10.131       4,838

    MFS Variable Insurance Trust
       Research Series                            285,329  15.995 63,351  11.370   1,131   8.592       5,294
       Emerging Growth Series                     451,209  17.159 95,972  12.651   4,804   8.221       8,996
       Total Return Series                        138,291  17.712 39,748  13.927   3,008   9.772       3,032
       Bond Series                                 66,704  13.330 25,504  12.768   4,294  10.396       1,259
       Strategic Income Series                     14,137  11.327    150  10.777   2,543  10.373         188
       Utilities Series                           233,712  18.426 66,341  14.038   8,212   8.017       5,303

    American Century Variable Portfolios
       VP Capital Appreciation                    138,273  11.449 13,049  11.158   1,095   8.236       1,738
       VP International                           210,700  14.766 33,627  11.234   1,382   8.545       3,501
       VP Value                                   137,214   7.745 25,514   7.801   1,993  10.391       1,282
       VP Income and Growth                        92,033   6.395 56,362   6.446   4,826   9.150         996

    Dreyfus Variable Investment Fund
       Appreciation Portfolio                     297,854  13.878 54,327  13.267   1,451   9.242       4,868
       Small Cap Portfolio                        416,722  14.077 77,807  12.435   5,229   9.526       6,883
       Dreyfus Stock Index Fund                  1,027,952 13.733 210,089 12.791  38,925   9.064      17,157
       The Dreyfus Socially Responsible Fund, Inc. 33,691  27.196  2,081  27.394   1,388   8.501         985

    J.P. Morgan Series Trust II
       Equity Portfolio                            46,207  14.243 20,400  14.346     541   8.950         956
       Small Company Portfolio                     52,605  13.628 13,411  13.728     734   9.257         908

    Franklin Templeton Variable Products Series Fund
       Franklin Real Estate Fund                    4,937  11.437  1,677  11.479     606  10.428          82
       Franklin Small Cap                          49,923   6.539  2,973   6.563     648   9.167         352
       Templeton Developing Markets Securities Fund 3,950   7.585     81   7.613     233   9.184          32
       Templeton Foreign Securities Fund           40,689  17.724  2,065  17.852     712   8.906         764

    Calamos: Advisors Trust
       Convertible Portfolio                      127,312  12.100 28,021  12.187   6,099   9.623       1,941

    A I M Variable Insurance Funds
       V. I. Dent Demographic Trends Fund          66,002   4.936 15,355   4.954     693   8.433         408
       V. I. New Technology Fund                   68,133   3.032  7,245   3.043     246   8.157         231
       V. I. Premier Equity Fund                   61,192   7.229  6,662   7.256   3,175   8.996         519

    Seligman Portfolios, Inc.
       Communications and Information Portfolio    62,335   6.360  4,265   6.383   2,957   8.938         450
       Capital Portfolio                           97,988   6.533 11,101   6.557   3,649   8.711         745

    Total Net Assets                                                                                $ 79,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 2001
(in thousands)

                                                    Federated Insurance Series
                                                            High    Int'l
                                                  American  Income   Small    Prime
                                                  Leaders   Bond   Company   Money
                                                  Fund II  Fund II Fund II  Fund II
Variable Universal Life:
  Investment Income:
    Income:
      Dividend Distributions                        $    55     95        -     121
      Capital Gains Distributions                     23      1        -       -
      Total Income                                     78     96        -     121
    Expenses:
      Mortality and Expense Fees                         35      9        1      33
      Contract Expense Charges                       455     98        6     698
      Total Expenses                                  490    107        7     731
         Investment Income (Loss)                    (412)   (11)      (7)   (610)
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                              (36)   (85)      (5)      -
      Unrealized Appreciation (Depreciation)        (209)     5      (16)      -
         Net Gain (Loss) on Investments              (245)   (80)     (21)      -

            Change in Net Assets from Operations  $  (657)   (91)     (28)   (610)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       1       -      45     42      6     149
         Capital Gains Distributions                     621     524      66      -      -     391
         Total Income                                    622     524     111     42      6     540
       Expenses:
         Mortality and Expense Fees                       42      70      20      7      1      42
         Contract Expense Charges                        586   1,047     293    115     24     670
         Total Expenses                                  628   1,117     313    122     25     712
            Investment Income (Loss)                      (6)   (593)   (202)   (80)   (19)   (172)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                           (213)   (572)     23      7      -    (184)
         Unrealized Appreciation (Depreciation)       (1,543) (3,433)   (128)    10      1  (1,641)
            Net Gain (Loss) on Investments            (1,756) (4,005)   (105)    17      1  (1,825)

               Change in Net Assets from Operations$  (1,762) (4,598)   (307)   (63)   (18) (1,997)

                                                American Century Variable Portfolios    Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap    Stock  Socially
                                                     Apprec   Int'l  Value  & Growth  Portfolio Portfolio Index  Responsible
Variable Universal Life:
 Investment Income:
   Income:
     Dividend Distributions                      $       -       3      5       4           35      24     153         1
     Capital Gains Distributions                       577     322      -       -            -     383      75         -
     Total Income                                      577     325      5       4           35     407     228         1
   Expenses:
     Mortality and Expense Fees                         15      30      6       5           37      50     121         8
     Contract Expense Charges                          237     404     93     111          461     602   1,943       140
     Total Expenses                                    252     434     99     116          498     652   2,064       148
       Investment Income (Loss)                        325    (109)   (94)   (112)        (463)   (245) (1,836)     (147)
 Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                             (232)   (207)    28     (21)         (26)   (369)   (367)      (65)
     Unrealized Appreciation (Depreciation)           (875) (1,301)    62     (23)        (418)   (367) (1,679)     (182)
       Net Gain (Loss) on Investments               (1,107) (1,508)    90     (44)        (444)   (736) (2,046)     (247)

          Change in Net Assets from Operations   $    (782) (1,617)    (4)   (156)        (907)   (981) (3,882)     (394)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                      J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                              Small                   Developing
                                                    Equity   Company    Real   Small   Markets    Foreign      Convertible
                                                   Portfolio Portfolio  Estate  Cap   Securities Securities     Portfolio
Variable Universal Life:
 Investment Income:
  Income:
    Dividend Distributions                       $        3        -      1       1         -         21          49
    Capital Gains Distributions                           -        -      -       -         -        161           -
    Total Income                                          3        -      1       1         -        182          49
  Expenses:
    Mortality and Expense Fees                            3        7      -       2         -          6          12
    Contract Expense Charges                             92      102      7      28         5         82         171
    Total Expenses                                       95      109      7      30         5         88         183
      Investment Income (Loss)                          (92)    (109)    (6)    (29)       (5)        94        (134)
 Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                (28)     (60)     -     (26)       (1)       (60)        (21)
    Unrealized Appreciation (Depreciation)              (39)     (24)     2      (7)       (2)      (243)        (83)
      Net Gain (Loss) on Investments                    (67)     (84)     2     (33)       (3)      (303)       (104)

         Change in Net Assets from Operations    $     (159)    (193)    (4)    (62)       (8)      (209)       (238)

                                                    A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio     Total
Variable Universal Life:
 Investment Income:
   Income:
     Dividend Distributions                        $      -        10         1       74        -           899
     Capital Gains Distributions                          -       108         8        -      253         3,513
     Total Income                                         -       118         9       74      253         4,412
   Expenses:
     Mortality and Expense Fees                           2         1         3        3        4           575
     Contract Expense Charges                            56        37        46       42       58         8,709
     Total Expenses                                      58        38        49       45       62         9,284
       Investment Income (Loss)                         (58)       80       (40)      29      191        (4,872)
 Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                               (32)      (34)       (6)     (33)     (41)       (2,666)
     Unrealized Appreciation (Depreciation)             (70)     (141)      (18)     (49)    (270)      (12,681)
       Net Gain (Loss) on Investments                  (102)     (175)      (24)     (82)    (311)      (15,347)

          Change in Net Assets from Operations     $   (160)      (95)      (64)     (53)    (120)      (20,219)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II   Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        12     18        -      41
         Capital Gains Distributions                         6      -        -       -
         Total Income                                       18     18        -      41
       Expenses:
         Mortality and Expense Fees                          6      1        -       7
         Contract Expense Charges                           64     24        1     385
         Total Expenses                                     70     25        1     392
            Investment Income (Loss)                       (52)    (7)      (1)   (351)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              (10)   (18)      (2)      -
         Unrealized Appreciation (Depreciation)            (49)     -        -       -
            Net Gain (Loss) on Investments                 (59)   (18)      (2)      -

               Change in Net Assets from Operations$      (111)   (25)      (3)   (351)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income Utilities
                                                     Series  Series  Series  Series Series Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       9     11      -      32
         Capital Gains Distributions                      97      89      10      -      -      80
         Total Income                                     97      89      19     11      -     112
       Expenses:
         Mortality and Expense Fees                        5       9       2      1      -       6
         Contract Expense Charges                         70     128      53     32      -     100
         Total Expenses                                   75     137      55     33      -     106
            Investment Income (Loss)                      22     (48)    (36)   (22)     -       6
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                            (45)   (208)      3      2      -     (46)
         Unrealized Appreciation (Depreciation)         (235)   (493)    (17)     4      -    (334)
            Net Gain (Loss) on Investments              (280)   (701)    (14)     6      -    (380)

               Change in Net Assets from Operations$    (258)   (749)    (50)   (16)     -    (374)

                                                  American Century Variable Portfolios    Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       -      -       3            6       4      32         -
       Capital Gains Distributions                        47      40      -       -            -      63      14         -
       Total Income                                       47      40      -       3            6      67      46         -
     Expenses:
       Mortality and Expense Fees                          1       3      1       2            5       6      18         -
       Contract Expense Charges                           25      59     16      16           57      70     402        15
       Total Expenses                                     26      62     17      18           62      76     420        15
         Investment Income (Loss)                         21     (22)   (17)    (15)         (56)     (9)   (374)      (15)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                              (31)    (47)     3      (8)         (13)    (93)   (139)       (6)
       Unrealized Appreciation (Depreciation)            (67)   (146)    12     (31)         (76)    (36)   (269)       (8)
         Net Gain (Loss) on Investments                  (98)   (193)    15     (39)         (89)   (129)   (408)      (14)

            Change in Net Assets from Operations   $     (77)   (215)    (2)    (54)        (145)   (138)   (782)      (29)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products    Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real   Small   Markets    Foreign     Convertible
                                                     Portfolio Portfolio Estate  Cap  Securities  Securities    Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        1        -      -       -         -          1          10
       Capital Gains Distributions                           -        -      -       -         -          6           -
       Total Income                                          1        -      -       -         -          7          10
     Expenses:
       Mortality and Expense Fees                            2        1      -       -         -          -           2
       Contract Expense Charges                             26       27      2       4         -          8          49
       Total Expenses                                       28       28      2       4         -          8          51
         Investment Income (Loss)                          (27)     (28)    (2)     (4)        -         (1)        (41)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 (6)     (16)     -      (7)        -         (2)         (4)
       Unrealized Appreciation (Depreciation)              (25)       7      1       1         -        (10)        (18)
         Net Gain (Loss) on Investments                    (31)      (9)     1      (6)        -        (12)        (22)

            Change in Net Assets from Operations    $      (58)     (37)    (1)    (10)        -        (13)        (63)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm    Capital
                                                      Trends  Technology Equity      Info    Portfolio      Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         1         -        5       -           186
       Capital Gains Distributions                          -        11         1        -      30           494
       Total Income                                         -        12         1        5      30           680
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            78
       Contract Expense Charges                            20         6         8        4      13         1,684
       Total Expenses                                      20         6         8        4      13         1,762
         Investment Income (Loss)                         (20)        6        (7)       1      17        (1,082)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                (1)       (7)      (10)     (14)    (11)         (736)
       Unrealized Appreciation (Depreciation)              (2)      (15)       (2)       4     (28)       (1,832)
         Net Gain (Loss) on Investments                    (3)      (22)      (12)     (10)    (39)       (2,568)

            Change in Net Assets from Operations     $    (23)      (16)      (19)      (9)    (22)       (3,650)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond  Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Alliance Variable Universal Life :
     Investment Income:
       Income:
         Dividend Distributions                    $         -      -        -       4
         Capital Gains Distributions                         -      -        -       -
         Total Income                                        -      -        -       4
     Expenses:
       Mortality and Expense Fees                            -      -        -       1
       Contract Expense Charges                              2      -        -      81
       Total Expenses                                        2      -        -      82
            Investment Income (Loss)                        (2)     -        -     (78)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -      -        -       -
       Unrealized Appreciation (Depreciation)                1      -        -       -
            Net Gain (Loss) on Investments                   1      -        -       -

            Increase (Decrease) in Net
                Assets from Operations             $        (1)     -        -     (78)

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    Change in Net Assets from Operations           $      (769)  (116)     (31) (1,039)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total         Strategic
                                                     ResearchGrowth  Return   Bond  Income Utilities
                                                     Series  Series  Series  Series Series Series
Alliance Variable Universal Life :
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       -      -      -       -
         Capital Gains Distributions                       -       -       -      -      -       -
         Total Income                                      -       -       -      -      -       -
     Expenses:
       Mortality and Expense Fees                          -       -       -      -      -       -
       Contract Expense Charges                            1       2       2      1      -       3
       Total Expenses                                      1       2       2      1      -       3
            Investment Income (Loss)                      (1)     (2)     (2)    (1)     -      (3)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                -       -       -      -      -      (1)
       Unrealized Appreciation (Depreciation)              1       3       -      -      -       -
            Net Gain (Loss) on Investments                 1       3       -      -      -      (1)

            Increase (Decrease) in Net
                Assets from Operations             $       -       1      (2)    (1)     -      (4)

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    Change in Net Assets from Operations           $  (2,020) (5,346)   (359)   (80)   (18) (2,375)

                                                  American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap     Stock   Socially
                                                     Apprec   Int'l  Value  & Growth   Portfolio Portfolio Index  Responsible
Alliance Variable Universal Life:
Investment Income:
   Income:
     Dividend Distributions                        $       -       -      -       -            -       -       1         -
     Capital Gains Distributions                           -       -      -       -            -       3       1         -
     Total Income                                          -       -      -       -            -       3       2         -
   Expenses:
     Mortality and Expense Fees                            -       -      -       -            -       -       -         -
     Contract Expense Charges                              -       1      2       -            1       4      10         1
     Total Expenses                                        -       1      2       -            1       4      10         1
         Investment Income (Loss)                          -      (1)    (2)      -           (1)     (1)     (8)       (1)
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                  -       -      -       -            -       -       1         -
     Unrealized Appreciation (Depreciation)                -       -      1       -            -       1      10         -
         Net Gain (Loss) on Investments                    -       -      1       -            -       1      11         -

         Increase (Decrease) in Net
             Assets from Operations               $        -      (1)    (1)      -           (1)      -       3        (1)

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations           $    (859) (1,833)    (7)   (210)      (1,053) (1,119) (4,661)     (424)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products    Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real  Small   Markets    Foreign      Convertible
                                                     Portfolio Portfolio  Estate Cap   Securities  Securities    Portfolio
Alliance Variable Universal Life:
Investment Income:
    Income:
      Dividend Distributions                        $        -        -      -       -         -          -           1
      Capital Gains Distributions                            -        -      -       -         -          -           -
     Total Income                                            -        -      -       -         -          -           1
    Expenses:
      Mortality and Expense Fees                             -        -      -       -         -          -           -
      Contract Expense Charges                               -        -      -       -         -          -           2
     Total Expenses                                          -        -      -       -         -          -           2
         Investment Income (Loss)                            -        -      -       -         -          -          (1)
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   -        -      -       -         -          -           -
      Unrealized Appreciation (Depreciation)                 -        1      -       1         -          -           2
         Net Gain (Loss) on Investments                      -        1      -       1         -          -           2

         Increase (Decrease) in Net
             Assets from Operations                 $        -        1      -       1         -          -           1

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations            $     (217)    (229)    (5)    (71)       (8)      (222)       (300)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Alliance Variable Universal Life:
Investment Income:
   Income:
     Dividend Distributions                          $      -         -         -        4       -            10
     Capital Gains Distributions                            -         1         1        1      10            17
     Total Income                                           -         1         1        5      10            27
   Expenses:
     Mortality and Expense Fees                             -         -         -        -       -             1
     Contract Expense Charges                               -         -         1        2       1           117
     Total Expenses                                         -         -         1        2       1           118
         Investment Income (Loss)                           -         1         -        3       9           (91)
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                   -         -         -        -      (1)           (1)
     Unrealized Appreciation (Depreciation)                 -        (1)        2       (1)     (9)           12
         Net Gain (Loss) on Investments                     -        (1)        2       (1)    (10)           11

         Increase (Decrease) in Net
             Assets from Operations                  $      -         -         2        2      (1)          (80)

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations             $   (183)     (111)      (81)     (60)   (143)       (23,949)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond  Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (412)   (11)      (7)   (610)
       Realized Gain (Loss)                                (36)   (85)      (5)      -
       Unrealized Appreciation (Depreciation)             (209)     5      (16)      -
         Change in Net Assets from Operations             (657)   (91)     (28)   (610)

     Deposits                                              861    171       18   7,598

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                         372     53        2     210
       Transfers (in) out                                   76     94      (23)  7,048
         Payments and Withdrawals                          448    147      (21)  7,258

     Net Assets:
       Net Increase                                       (244)   (67)      11    (270)
       Beginning of Year                                 4,119    973       45   3,546

         End of Year                               $     3,875    906       56   3,276

                                                                MFS Variable Insurance Trust

                                                               Emerging Total        Strategic
                                                       Research Growth  Return  Bond  Income  Utilities
                                                       Series   Series  Series Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $        (6)    (593)  (202)   (80)    (19)   (172)
       Realized Gain (Loss)                               (213)    (572)    23      7       -    (184)
       Unrealized Appreciation (Depreciation)           (1,543)  (3,433)  (128)    10       1  (1,641)
         Change in Net Assets from Operations           (1,762)  (4,598)  (307)   (63)    (18) (1,997)

     Deposits                                            1,318    2,584    607    189      42   1,341

     Payments and Withdrawals:
       Death Benefits                                        9        8      4      2       1      11
       Withdrawals                                         309      441    171     78       5     342
       Transfers (in) out                                 (301)    (397)  (390)  (280)    (26)   (479)
         Payments and Withdrawals                           17       52   (215)  (200)    (20)   (126)

     Net Assets:
       Net Increase                                       (461)  (2,066)   515    326      44    (530)
       Beginning of Year                                 5,025    9,809  1,934    562     116   4,837

         End of Year                               $     4,564    7,743  2,449    888     160   4,307

                                                  American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap    Stock    Socially
                                                     Apprec   Int'l  Value  & Growth   Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     325    (109)   (94)   (112)        (463)   (245) (1,836)     (147)
     Realized Gain (Loss)                               (232)   (207)    28     (21)         (26)   (369)   (367)      (65)
     Unrealized Appreciation (Depreciation)             (875) (1,301)    62     (23)        (418)   (367) (1,679)     (182)
       Change in Net Assets from Operations             (782) (1,617)    (4)   (156)        (907)   (981) (3,882)     (394)

   Deposits                                             573     963    248     254        1,037   1,299   4,471       297

   Payments and Withdrawals:
     Death Benefits                                        8       2      -       -            -       4       2         1
     Withdrawals                                         100     131      7      12          307     222   1,000        43
     Transfers (in) out                                 (179)   (191)  (375)    (75)         (72)   (324) (1,055)       (7)
       Payments and Withdrawals                          (71)    (58)  (368)    (63)         235     (98)    (53)       37

   Net Assets:
     Net Increase                                       (138)   (596)   612     161         (105)    416     642      (134)
     Beginning of Year                                 1,721   3,707    450     428        4,239   5,449  13,475     1,050

       End of Year                                 $   1,583   3,111  1,062     589        4,134   5,865  14,117       916

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets(continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products   Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real  Small   Markets    Foreign     Convertible
                                                     Portfolio Portfolio  Estate Cap   Securities Securities   Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (92)    (109)    (6)    (29)       (5)        94        (134)
     Realized Gain (Loss)                                  (28)     (60)     -     (26)       (1)       (60)        (21)
     Unrealized Appreciation (Depreciation)                (39)     (24)     2      (7)       (2)      (243)        (83)
       Change in Net Assets from Operations               (159)    (193)    (4)    (62)       (8)      (209)       (238)

    Deposits                                               221      179     18      94         9        144         369

    Payments and Withdrawals:
     Death Benefits                                          -        -      -       -         -          2           3
     Withdrawals                                            12       19      -      15         -         11          39
     Transfers (in) out                                   (141)      27    (35)   (150)      (11)       (91)       (572)
       Payments and Withdrawals                           (129)      46    (35)   (135)      (11)       (78)       (530)

    Net Assets:
     Net Increase                                          191      (60)    49     167        12         13         661
     Beginning of Year                                     467      777      8     159        18        708         879

       End of Year                                  $      658      717     57     326        30        721       1,540

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier             Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (58)       80       (40)      29     191         (4,872)
     Realized Gain (Loss)                                 (32)      (34)       (6)     (33)    (41)        (2,666)
     Unrealized Appreciation (Depreciation)               (70)     (141)      (18)     (49)   (270)       (12,681)
       Change in Net Assets from Operations              (160)      (95)      (64)     (53)   (120)       (20,219)

   Deposits                                               158        97       144      112     134         25,550

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             57
     Withdrawals                                            2        11        12        3       7          3,936
     Transfers (in) out                                  (145)     (162)     (260)    (214)   (410)           880
       Payments and Withdrawals                          (143)     (151)     (248)    (211)   (403)         4,873

   Net Assets:
     Net Increase                                         141       153       328      270     417            458
     Beginning of Year                                    185        54       114      127     223         65,204

       End of Year                                   $    326       207       442      397     640         65,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (52)    (7)      (1)   (351)
       Realized Gain (Loss)                                (10)   (18)      (2)      -
       Unrealized Appreciation (Depreciation)              (49)     -        -       -
         Change in Net Assets from Operations             (111)   (25)      (3)   (351)

     Deposits                                              164     79        4   1,476

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                          63     34        5      59
       Transfers (in) out                                  (25)     9       (3)    831
         Payments and Withdrawals                           38     43        2     890

     Net Assets:
       Net Increase                                         15     11       (1)    235
       Beginning of Year                                   881    169        5   1,029

         End of Year                                       896    180        4   1,264

                                                             MFS Variable Insurance Trust

                                                            Emerging Total         Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
 Survivorship Variable Universal Life:
      Change in Net Assets from Operations:
       Investment Income (Loss)                    $      22     (48)    (36)   (22)     -       6
       Realized Gain (Loss)                              (45)   (208)      3      2      -     (46)
       Unrealized Appreciation (Depreciation)           (235)   (493)    (17)     4      -    (334)
         Change in Net Assets from Operations           (258)   (749)    (50)   (16)     -    (374)

      Deposits                                            200     373     153     85      1     294

      Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                        81     117      35     54      -      26
       Transfers (in) out                                  9     122    (165)  (159)     -     (35)
         Payments and Withdrawals                         90     239    (130)  (105)     -      (9)

     Net Assets:
       Net Increase                                     (148)   (615)    233    174      1     (71)
       Beginning of Year                                 868   1,829     321    152      1   1,001

         End of Year                                     720   1,214     554    326      2     930

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock   Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                      $      21     (22)   (17)    (15)         (56)     (9)   (374)      (15)
     Realized Gain (Loss)                                (31)    (47)     3      (8)         (13)    (93)   (139)       (6)
     Unrealized Appreciation (Depreciation)              (67)   (146)    12     (31)         (76)    (36)   (269)       (8)
       Change in Net Assets from Operations              (77)   (215)    (2)    (54)        (145)   (138)   (782)      (29)

   Deposits                                               70     177     47      30          157     174   1,114        50

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           1      20     15       4           79     115     471         -
     Transfers (in) out                                  (10)     57   (154)     14           46     (98)    112        18
       Payments and Withdrawals                           (9)     77   (139)     18          125      17     583        18

   Net Assets:
     Net Increase                                          2    (115)   184     (42)        (113)     19    (251)        3
     Beginning of Year                                   144     493     15     405          834     949   2,938        54

       End of Year                                       146     378    199     363          721     968   2,687        57

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products   Calamos

                                                                 Small                  Developing
                                                       Equity   Company    Real  Small   Markets    Foreign     Convertible
                                                      Portfolio Portfolio  Estate Cap   Securities  Securities   Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (27)     (28)    (2)     (4)        -         (1)        (41)
     Realized Gain (Loss)                                   (6)     (16)     -      (7)        -         (2)         (4)
     Unrealized Appreciation (Depreciation)                (25)       7      1       1         -        (10)        (18)
       Change in Net Assets from Operations                (58)     (37)    (1)    (10)        -        (13)        (63)

    Deposits                                                85       84     10      12         -         23         177

    Payments and Withdrawals:
     Death Benefits                                          -        -      -       -         -          -           -
     Withdrawals                                             5        2      -      20         -          1           5
     Transfers (in) out                                    (16)     (29)   (10)     (7)        -          1        (128)
       Payments and Withdrawals                            (11)     (27)   (10)     13         -          2        (123)

    Net Assets:
     Net Increase                                           38       74     19     (11)        -          8         237
     Beginning of Year                                     255      110      -      31         -         29         105

       End of Year                                         293      184     19      20         -         37         342

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio        Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (20)        6        (7)       1      17         (1,082)
     Realized Gain (Loss)                                  (1)       (7)      (10)     (14)    (11)          (736)
     Unrealized Appreciation (Depreciation)                (2)      (15)       (2)       4     (28)        (1,832)
       Change in Net Assets from Operations               (23)      (16)      (19)      (9)    (22)        (3,650)

   Deposits                                                81        23        24       12      46          5,225

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -              -
     Withdrawals                                            -         -        14        8      29          1,263
     Transfers (in) out                                   (11)       (1)      (27)      (6)    (40)           295
       Payments and Withdrawals                           (11)       (1)      (13)       2     (11)         1,558

   Net Assets:
     Net Increase                                          69         8        18        1      35             17
     Beginning of Year                                      7        14        30       26      38         12,733

       End of Year                                         76        22        48       27      73         12,750

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Alliance Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $        (2)     -        -     (78)
       Realized Gain (Loss)                                  -      -        -       -
       Unrealized Appreciation (Depreciation)                1      -        -       -
         Change in Net Assets from Operations      $        (1)     -        -     (78)

Deposits                                                     6      1        -   1,286

Payments and Withdrawals:
     Death Benefits                                          -      -        -       -
     Withdrawals                                             1      -        -       2
     Transfers (in) out                                    (27)    (5)       -     908
       Payments and Withdrawals                            (26)    (5)       -     910

Net Assets:
     Net Increase                                           31      6        -     298
     Beginning of Year                                       -      -        -       -

       End of Year                                 $        31      6        -     298

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    End of Year                                    $     4,802  1,092       60   4,838

                                                             MFS Variable Insurance Trust

                                                             Emerging Total       Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Alliance Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (1)     (2)     (2)    (1)     -      (3)
       Realized Gain (Loss)                                -       -       -      -      -      (1)
       Unrealized Appreciation (Depreciation)              1       3       -      -      -       -
         Change in Net Assets from Operations      $       -       1      (2)    (1)     -      (4)

Deposits                                                   2      10       2      4      -      13

Payments and Withdrawals:
     Death Benefits                                        -       -       -      -      -       -
     Withdrawals                                           -       -       -      -      -       -
     Transfers (in) out                                   (8)    (28)    (29)   (42)   (26)    (57)
       Payments and Withdrawals                           (8)    (28)    (29)   (42)   (26)    (57)

Net Assets:
     Net Increase                                         10      39      29     45     26      66
     Beginning of Year                                     -       -       -      -      -       -

       End of Year                                 $      10      39      29     45     26      66

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    End of Year                                    $   5,294   8,996   3,032  1,259    188   5,303

                                                  American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                   Small
                                                     Capital   VP      VP   Income      Apprec.     Cap     Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Alliance Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $       -      (1)    (2)      -           (1)     (1)     (8)       (1)
     Realized Gain (Loss)                                  -       -      -       -            -       -       1         -
     Unrealized Appreciation (Depreciation)                -       -      1       -            -       1      10         -
       Change in Net Assets from Operations        $       -      (1)    (1)      -           (1)      -       3        (1)

   Deposits                                                1       5      9       -            3      10      41         1

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           -       -      -       -            -       -       -         -
     Transfers (in) out                                   (8)     (8)   (13)    (44)         (11)    (40)   (309)      (12)
       Payments and Withdrawals                           (8)     (8)   (13)    (44)         (11)    (40)   (309)      (12)

   Net Assets:
     Net Increase                                          9      12     21      44           13      50     353        12
     Beginning of Year                                     -       -      -       -            -       -       -         -

       End of Year                                 $       9      12     21      44           13      50     353        12

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                    $   1,738   3,501  1,282     996        4,868   6,883  17,157       985

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products   Calamos

                                                                 Small                  Developing
                                                       Equity   Company    Real  Small   Markets    Foreign     Convertible
                                                      Portfolio Portfolio  Estate Cap   Securities Securities    Portfolio
Alliance Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                      $        -        -      -       -         -          -          (1)
     Realized Gain (Loss)                                    -        -      -       -         -          -           -
     Unrealized Appreciation (Depreciation)                  -        1      -       1         -          -           2
       Change in Net Assets from Operations         $        -        1      -       1         -          -           1

Deposits                                                     2        1      1       1         1          1           9

Payments and Withdrawals:
    Death Benefits                                          -        -      -       -         -          -           -
    Withdrawals                                              -        -      -       -         -          -           -
    Transfers (in) out                                      (3)      (5)    (5)     (4)       (1)        (5)        (49)
     Payments and Withdrawals                               (3)      (5)    (5)     (4)       (1)        (5)        (49)

Net Assets:
    Net Increase                                            5        7      6       6         2          6          59
    Beginning of Year                                        -        -      -       -         -          -           -

     End of Year                                    $        5        7      6       6         2          6          59

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                     $      956      908     82     352        32        764       1,941

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio        Total
Alliance Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         1         -        3       9            (91)
     Realized Gain (Loss)                                   -         -         -        -      (1)            (1)
     Unrealized Appreciation (Depreciation)                 -        (1)        2       (1)     (9)            12
       Change in Net Assets from Operations          $      -         -         2        2      (1)           (80)

Deposits                                                    1         -         4        7       5          1,427

Payments and Withdrawals:
   Death Benefits                                           -         -         -        -       -              -
   Withdrawals                                              -         -         -        -       -              3
   Transfers (in) out                                      (5)       (2)      (23)     (17)    (28)            94
     Payments and Withdrawals                              (5)       (2)      (23)     (17)    (28)            97

Net Assets:
   Net Increase                                             6         2        29       26      32          1,250
   Beginning of Year                                        -         -         -        -       -              -

     End of Year                                     $      6         2        29       26      32          1,250

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                      $    408       231       519      450     745         79,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                          Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        34    112        -     162
         Capital Gains Distributions                       104      -        -       -
         Total Income                                      138    112        -     162
       Expenses:
         Mortality and Expense Fees                         35     10        -      25
         Contract Expense Charges                          425    101        1     934
         Total Expenses                                    460    111        1     959
            Investment Income (Loss)                      (322)     1       (1)   (797)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              (13)   (51)       -       -
         Unrealized Appreciation (Depreciation)             (5)  (166)      (4)      -
            Net Gain (Loss) on Investments                 (18)  (217)      (4)      -

               Change in Net Assets from Operations$      (340)  (216)      (5)   (797)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       2       -      41     26      3      36
         Capital Gains Distributions                     298     536      39      -      -     268
         Total Income                                    300     536      80     26      3     304
       Expenses:
         Mortality and Expense Fees                       44      92      15      5      1      35
         Contract Expense Charges                        508   1,065     215     76     13     475
         Total Expenses                                  552   1,157     230     81     14     510
            Investment Income (Loss)                    (252)   (621)   (150)   (55)   (11)   (206)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                             65     146       8     (3)    (1)     14
         Unrealized Appreciation (Depreciation)         (633) (2,746)    182     23      2     (73)
            Net Gain (Loss) on Investments              (568) (2,600)    190     20      1     (59)

               Change in Net Assets from Operations$    (820) (3,221)     40    (35)   (10)   (265)

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       3      4       1           27      19     124         9
       Capital Gains Distributions                        29      54      9       -           47   2,387     216         -
       Total Income                                       29      57     13       1           74   2,406     340         9
     Expenses:
       Mortality and Expense Fees                         12      30      3       3           36      42     116         8
       Contract Expense Charges                          143     331     43      57          422     482   1,896        97
       Total Expenses                                    155     361     46      60          458     524   2,012       105
         Investment Income (Loss)                       (126)   (304)   (33)    (59)        (384)  1,882  (1,672)      (96)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               34      55     (3)      -           53      56     214         3
       Unrealized Appreciation (Depreciation)             (5)   (750)    68     (45)        (150) (1,834) (1,768)     (125)
         Net Gain (Loss) on Investments                   29    (695)    65     (45)         (97) (1,778) (1,554)     (122)

            Change in Net Assets from Operations   $     (97)   (999)    32    (104)        (481)    104  (3,226)     (218)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations(continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities    Portfolio
Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        2        1       -        -          -         8           14
       Capital Gains Distributions                           7       13       -        -          -        53           16
       Total Income                                          9       14       -        -          -        61           30
     Expenses:
       Mortality and Expense Fees                            3        6       -        -          -         5            4
       Contract Expense Charges                             59       63       -        3          -        51           49
       Total Expenses                                       62       69       -        3          -        56           53
         Investment Income (Loss)                          (53)     (55)      -       (3)         -         5          (23)
    Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 (1)       -       -       (2)         -        (1)           1
       Unrealized Appreciation (Depreciation)              (49)     (87)      1      (23)        (1)      (58)         (10)
         Net Gain (Loss) on Investments                    (50)     (87)      1      (25)        (1)      (59)          (9)

            Change in Net Assets from Operations    $     (103)    (142)      1      (28)        (1)      (54)         (32)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            628
       Capital Gains Distributions                          -         -         5       16      14          4,111
       Total Income                                         -         -         5       16      14          4,739
     Expenses:
       Mortality and Expense Fees                          92         -         -        2      (1)           623
       Contract Expense Charges                             5         2         3        3       5          7,527
       Total Expenses                                      97         2         3        5       4          8,150
         Investment Income (Loss)                         (97)       (2)        2       11      10         (3,411)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               (22)       (3)       (1)       -     (14)           534
       Unrealized Appreciation (Depreciation)             (33)      (26)       (9)     (45)    (53)        (8,422)
         Net Gain (Loss) on Investments                   (55)      (29)      (10)     (45)    (67)        (7,888)

            Change in Net Assets from Operations     $   (152)      (31)       (8)     (34)    (57)       (11,299)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations(continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $         7     13        -      51
         Capital Gains Distributions                        20      -        -       -
         Total Income                                       27     13        -      51
       Expenses:
         Mortality and Expense Fees                          5      1        -       5
         Contract Expense Charges                          100     30        -   1,279
         Total Expenses                                    105     31        -   1,284
            Investment Loss                                (78)   (18)       -  (1,233)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               (4)    (4)       -       -
         Unrealized Appreciation (Depreciation)             12    (26)      (1)      -
            Net Gain (Loss) on Investments                   8    (30)      (1)      -

               Change in Net Assets from Operations$       (70)   (48)      (1) (1,233)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $      (410)  (264)      (6) (2,030)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       6      5      -       7
         Capital Gains Distributions                      50      97       5      -      -      55
         Total Income                                     50      97      11      5      -      62
       Expenses:
         Mortality and Expense Fees                        5      12       2      1      -       5
         Contract Expense Charges                        113     209      42     35      -     126
         Total Expenses                                  118     221      44     36      -     131
            Investment Loss                              (68)   (124)    (33)   (31)     -     (69)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                             28      65      (1)     -      -      14
         Unrealized Appreciation (Depreciation)         (133)   (550)     30      8      -     (37)
            Net Gain (Loss) on Investments              (105)   (485)     29      8      -     (23)

               Change in Net Assets from Operations$    (173)   (609)     (4)   (23)     -     (92)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $    (993) (3,830)     36    (58)   (10)   (357)

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       1      -       2            6       3      30         -
       Capital Gains Distributions                         1       8      1       -            9     418      47         -
       Total Income                                        1       9      1       2           15     421      77         -
     Expenses:
       Mortality and Expense Fees                          1       3      -       2            5       5      20         -
       Contract Expense Charges                           16      44      4      30          113      76     515        17
       Total Expenses                                     17      47      4      32          118      81     535        17
         Investment Loss                                 (16)    (38)    (3)    (30)        (103)    340    (458)      (17)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               18       -     (1)     (1)          21      25     148         -
       Unrealized Appreciation (Depreciation)            (20)   (113)     3     (33)         (43)   (351)   (471)       (5)
         Net Gain (Loss) on Investments                   (2)   (113)     2     (34)         (22)   (326)   (323)       (5)

            Change in Net Assets from Operations   $     (18)   (151)    (1)    (64)        (125)     14    (781)      (22)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $    (115) (1,150)    31    (168)        (606)    118  (4,007)     (240)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan       Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real *Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        2        -       -        -          -         -            2
       Capital Gains Distributions                           5        2       -        -          -         1            2
       Total Income                                          7        2       -        -          -         1            4
     Expenses:
       Mortality and Expense Fees                            1        1       -        -          -         -            -
       Contract Expense Charges                             52       15       -        2          -         4           10
       Total Expenses                                       53       16       -        2          -         4           10
         Investment Loss                                   (46)     (14)      -       (2)         -        (3)          (6)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)              (30)     (17)      -       (6)         -        (1)          (2)
         Net Gain (Loss) on Investments                    (30)     (17)      -       (6)         -        (1)          (2)

            Change in Net Assets from Operations    $      (76)     (31)      -       (8)         -        (4)          (8)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations            $     (179)    (173)      1      (36)        (1)      (58)         (40)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio      Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -           135
       Capital Gains Distributions                          -         -         1        3       2           727
       Total Income                                         -         -         1        3       2           862
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            74
       Contract Expense Charges                             -         1         1        1       2         2,837
       Total Expenses                                       -         1         1        1       2         2,911
         Investment Loss                                    -        (1)        -        2       -        (2,049)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -           308
       Unrealized Appreciation (Depreciation)              (1)       (7)       (4)     (15)    (11)       (1,824)
         Net Gain (Loss) on Investments                    (1)       (7)       (4)     (15)    (11)       (1,516)

            Change in Net Assets from Operations     $     (1)       (8)       (4)     (13)    (11)       (3,565)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations             $   (153)      (39)      (12)     (47)    (68)      (14,864)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (322)     1       (1)   (797)
       Realized Gain (Loss)                                (13)   (51)       -       -
       Unrealized Appreciation (Depreciation)               (5)  (166)      (4)      -
         Change in Net Assets from Operations             (340)  (216)      (5)   (797)

     Deposits                                            1,012    242        5  13,503

     Payments and Withdrawals:
       Death Benefits                                        5      4        -       -
       Withdrawals                                         217     45        3      65
       Transfers (in) out                                   (5)    43      (48) 12,405
         Payments and Withdrawals                          217     92      (45) 12,470

     Net Assets:
       Net Increase                                        455    (66)      45     236
       Beginning of Year                                 3,664  1,039        -   3,310

         End of Year                               $     4,119    973       45   3,546

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $    (252)   (621)   (150)   (55)   (11)   (206)
       Realized Gain (Loss)                             65     146       8     (3)    (1)     14
       Unrealized Appreciation (Depreciation)           (633) (2,746)    182     23      2     (73)
         Change in Net Assets from Operations           (820) (3,221)     40    (35)   (10)   (265)

     Deposits                                          1,309   2,441     493    149     25   1,114

     Payments and Withdrawals:
       Death Benefits                                     27      13      18      -      -      15
       Withdrawals                                       196     333      47     44      1      89
       Transfers (in) out                               (576) (2,496)     19    (22)   (50) (1,226)
         Payments and Withdrawals                       (353) (2,150)     84     22    (49) (1,122)

     Net Assets:
       Net Increase                                      842   1,370     449     92     64   1,971
       Beginning of Year                               4,183   8,439   1,485    470     52   2,866

         End of Year                               $   5,025   9,809   1,934    562    116   4,837

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                   Small
                                                     Capital   VP      VP   Income      Apprec.     Cap     Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $    (126)   (304)   (33)    (59)        (384)  1,882  (1,672)      (96)
     Realized Gain (Loss)                                 34      55     (3)      -           53      56     214         3
     Unrealized Appreciation (Depreciation)               (5)   (750)    68     (45)        (150) (1,834) (1,768)     (125)
       Change in Net Assets from Operations              (97)   (999)    32    (104)        (481)    104  (3,226)     (218)

   Deposits                                              340     849    112     157        1,071   1,240   4,766       229

   Payments and Withdrawals:
     Death Benefits                                        2       2      -       -           14      13      23         -
     Withdrawals                                          31     152      3       5          116     157     463         5
     Transfers (in) out                                 (731) (1,254)  (104)    (91)        (155)   (507) (1,154)     (565)
       Payments and Withdrawals                         (698) (1,100)  (101)    (86)         (25)   (337)   (668)     (560)

   Net Assets:
     Net Increase                                        941     950    245     139          615   1,681   2,208       571
     Beginning of Year                                   780   2,757    205     289        3,624   3,768  11,267       479

       End of Year                                 $   1,721   3,707    450     428        4,239   5,449  13,475     1,050

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan       Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities   Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (53)     (55)      -       (3)         -         5          (23)
     Realized Gain (Loss)                                   (1)       -       -       (2)         -        (1)           1
     Unrealized Appreciation (Depreciation)                (49)     (87)      1      (23)        (1)      (58)         (10)
       Change in Net Assets from Operations               (103)    (142)      1      (28)        (1)      (54)         (32)

    Deposits                                               169      144       -       28          3       120          113

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             6        3       -        8          -         2            9
     Transfers (in) out                                   (280)    (532)     (7)    (167)       (16)     (385)        (547)
       Payments and Withdrawals                           (274)    (529)     (7)    (159)       (16)     (383)        (538)

    Net Assets:
     Net Increase                                          340      531       8      159         18       449          619
     Beginning of Year                                     127      246       -        -          -       259          260

       End of Year                                  $      467      777       8      159         18       708          879

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio        Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (97)       (2)        2       11      10         (3,411)
     Realized Gain (Loss)                                 (22)       (3)       (1)       -     (14)           534
     Unrealized Appreciation (Depreciation)               (33)      (26)       (9)     (45)    (53)        (8,422)
       Change in Net Assets from Operations              (152)      (31)       (8)     (34)    (57)       (11,299)

   Deposits                                                59        17        17       23      53         29,803

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -            136
     Withdrawals                                            -         -         -        3       8          2,011
     Transfers (in) out                                  (278)      (68)     (105)    (141)   (235)           722
       Payments and Withdrawals                          (278)      (68)     (105)    (138)   (227)         2,869

   Net Assets:
     Net Increase                                         185        54       114      127     223         15,635
     Beginning of Year                                      -         -         -        -       -         49,569

       End of Year                                   $    185        54       114      127     223         65,204

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (78)   (18)       -  (1,233)
       Realized Gain (Loss)                                 (4)    (4)       -       -
       Unrealized Appreciation (Depreciation)               12    (26)      (1)      -
         Change in Net Assets from Operations              (70)   (48)      (1) (1,233)

     Deposits                                              297     92        1   4,493

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                          42     19        -       -
       Transfers (in) out                                 (136)    26       (5)  3,107
         Payments and Withdrawals                          (94)    45       (5)  3,107

     Net Assets:
       Net Increase                                        321     (1)       5     153
       Beginning of Year                                   560    170        -     876

         End of Year                                       881    169        5   1,029

Total Survivorship & Variable Universal Life -
    End of Year                                    $     5,000  1,142       50   4,575

                                                             MFS Variable Insurance Trust

                                                            Emerging Total         Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series    Series
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $     (68)   (124)    (33)   (31)     -     (69)
       Realized Gain (Loss)                               28      65      (1)     -      -      14
       Unrealized Appreciation (Depreciation)           (133)   (550)     30      8      -     (37)
         Change in Net Assets from Operations           (173)   (609)     (4)   (23)     -     (92)

     Deposits                                            333     611     118    111      -     375

     Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                       115     135      68      3      -     102
       Transfers (in) out                                (90)   (646)      7     91     (1)   (328)
         Payments and Withdrawals                         25    (511)     75     94     (1)   (226)

     Net Assets:
       Net Increase                                      135     513      39     (6)     1     509
       Beginning of Year                                 733   1,316     282    158      -     492

         End of Year                                     868   1,829     321    152      1   1,001

Total Survivorship & Variable Universal Life -
    End of Year                                    $   5,893  11,638   2,255    714    117   5,838

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (16)    (38)    (3)    (30)        (103)    340    (458)      (17)
     Realized Gain (Loss)                                 18       -     (1)     (1)          21      25     148         -
     Unrealized Appreciation (Depreciation)              (20)   (113)     3     (33)         (43)   (351)   (471)       (5)
       Change in Net Assets from Operations              (18)   (151)    (1)    (64)        (125)     14    (781)      (22)

   Deposits                                               44     108     10      89          346     206   1,418        51

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                          40      84      -      14           53     107     460         -
     Transfers (in) out                                  (96)   (377)     8    (273)          73    (297)    (54)      (12)
       Payments and Withdrawals                          (56)   (293)     8    (259)         126    (190)    406       (12)

   Net Assets:
     Net Increase                                         82     250      1     284           95     410     231        41
     Beginning of Year                                    62     243     14     121          739     539   2,707        13

       End of Year                                       144     493     15     405          834     949   2,938        54

Total Survivorship & Variable Universal Life -
    End of Year                                    $   1,865   4,200    465     833        5,073   6,398  16,413     1,104

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities  Securities  Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (46)     (14)      -       (2)         -        (3)          (6)
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                (30)     (17)      -       (6)         -        (1)          (2)
       Change in Net Assets from Operations                (76)     (31)      -       (8)         -        (4)          (8)

    Deposits                                               177       39       -        5          -        11           27

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                            22        -       -        -          -         -            3
     Transfers (in) out                                    (60)    (102)      -      (34)         -       (17)         (83)
       Payments and Withdrawals                            (38)    (102)      -      (34)         -       (17)         (80)

    Net Assets:
     Net Increase                                          139      110       -       31          -        24           99
     Beginning of Year                                     116        -       -        -          -         5            6

       End of Year                                         255      110       -       31          -        29          105

Total Survivorship & Variable Universal Life -
    End of Year                                     $      722      887       8      190         18       737          984

                                                     A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio       Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -        (1)        -        2       -        (2,049)
     Realized Gain (Loss)                                   -         -         -        -       -           308
     Unrealized Appreciation (Depreciation)                (1)       (7)       (4)     (15)    (11)       (1,824)
       Change in Net Assets from Operations                (1)       (8)       (4)     (13)    (11)       (3,565)

   Deposits                                                 -         2         4        2       5         8,975

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             -
     Withdrawals                                            -         -         -        -       -         1,267
     Transfers (in) out                                    (8)      (20)      (30)     (37)    (44)          562
       Payments and Withdrawals                            (8)      (20)      (30)     (37)    (44)        1,829

   Net Assets:
     Net Increase                                           7        14        30       26      38         3,581
     Beginning of Year                                      -         -         -        -       -         9,152

       End of Year                                          7        14        30       26      38        12,733

Total Survivorship & Variable Universal Life -
    End of Year                                      $    192        68       144      153     261        77,937

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        27     69        -      75
         Capital Gains Distributions                       270      6        -       -
         Total Income                                      297     75        -      75
       Expenses:
         Mortality and Expense Fees                         28      8        -      15
         Contract Expense Charges                          427    124        -     715
         Total Expenses                                    455    132        -     730
            Investment Income (Loss)                      (158)   (57)       -    (655)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               20     (3)       -       -
         Unrealized Appreciation (Depreciation)           (137)   (49)       -       -
            Net Gain (Loss) on Investments                (117)   (52)       -       -

               Change in Net Assets from Operations$      (275)  (109)       -    (655)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       6       -      24      9      2      22
         Capital Gains Distributions                      33       -      44      1      -     110
         Total Income                                     39       -      68     10      2     132
       Expenses:
         Mortality and Expense Fees                       30      43      12      4      -      19
         Contract Expense Charges                        432     589     221     72      8     293
         Total Expenses                                  462     632     233     76      8     312
            Investment Income (Loss)                    (423)   (632)   (165)   (66)    (6)   (180)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                            108     183      11     (1)     -      19
         Unrealized Appreciation (Depreciation)          620   3,205     (43)   (13)    (3)    470
            Net Gain (Loss) on Investments               728   3,388     (32)   (14)    (3)    489

               Change in Net Assets from Operations$     305   2,756    (197)   (80)    (9)    309

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund
                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       -      -       -           20       2      95         -
       Capital Gains Distributions                         -       -      -       -           13       -      83        16
       Total Income                                        -       -      -       -           33       2     178        16
     Expenses:
       Mortality and Expense Fees                          4      15      1       -           24      27      75         1
       Contract Expense Charges                           59     195      9       9          355     415   1,328        10
       Total Expenses                                     63     210     10       9          379     442   1,403        11
         Investment Income (Loss)                        (63)   (210)   (10)     (9)        (346)   (440) (1,225)        5
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                7      30      -       -           41       8     177         2
       Unrealized Appreciation (Depreciation)            255   1,002    (19)     14          218     604   1,223        40
         Net Gain (Loss) on Investments                  262   1,032    (19)     14          259     612   1,400        42

            Change in Net Assets from Operations   $     199     822    (29)      5          (87)    172     175        47

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products    Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible*
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        1        -       -        -          -         -            3
       Capital Gains Distributions                          18        4       -        -          -         -            -
       Total Income                                         19        4       -        -          -         -            3
     Expenses:
       Mortality and Expense Fees                            1        -       -        -          -         -            -
       Contract Expense Charges                              6        3       -        -          -         5            3
       Total Expenses                                        7        3       -        -          -         5            3
         Investment Income (Loss)                           12        1       -        -          -        (5)           -
    Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)                1       27       -        -          -        20           10
         Net Gain (Loss) on Investments                      1       27       -        -          -        20           10

            Change in Net Assets from Operations    $       13       28       -        -          -        15           10

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            355
       Capital Gains Distributions                          -         -         -        -       -            598
       Total Income                                         -         -         -        -       -            953
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            307
       Contract Expense Charges                             -         -         -        -       -          5,278
       Total Expenses                                       -         -         -        -       -          5,585
         Investment Income (Loss)                           -         -         -        -       -         (4,632)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -            602
       Unrealized Appreciation (Depreciation)               -         -         -        -       -          7,445
         Net Gain (Loss) on Investments                     -         -         -        -       -          8,047

            Change in Net Assets from Operations     $      -         -         -        -       -          3,415

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $         3      6        -      30
         Capital Gains Distributions                        25      -        -       -
         Total Income                                       28      6        -      30
       Expenses:
         Mortality and Expense Fees                          2      1        -       4
         Contract Expense Charges                           74     15        -   1,234
         Total Expenses                                     76     16        -   1,238
            Investment Loss                                (48)   (10)       -  (1,208)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               (1)     -        -       -
         Unrealized Appreciation (Depreciation)            (12)    (3)       -       -
            Net Gain (Loss) on Investments                 (13)    (3)       -       -

               Change in Net Assets from Operations$       (61)   (13)       -  (1,208)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $      (336)  (122)       -  (1,863)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       2       -       3      3      -       2
         Capital Gains Distributions                       4       -       7      -      -      13
         Total Income                                      6       -      10      3      -      15
       Expenses:
         Mortality and Expense Fees                        3       4       2      1      -       2
         Contract Expense Charges                         86     122      36     38      -      51
         Total Expenses                                   89     126      38     39      -      53
            Investment Loss                              (83)   (126)    (28)   (36)     -     (38)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              4      11       1      1      -       4
         Unrealized Appreciation (Depreciation)          109     457      (5)    (5)     -      68
            Net Gain (Loss) on Investments               113     468      (4)    (4)     -      72

               Change in Net Assets from Operations$      30     342     (32)   (40)     -      34

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $     335   3,098    (229)  (120)    (9)    343

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                    VP *                 Small
                                                     Capital   VP     VP *  Income      Apprec.    Cap      Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       1       -      -       -            4       -      23         -
       Capital Gains Distributions                         -       -      -       -            2       -      19         -
       Total Income                                        1       -      -       -            6       -      42         -
     Expenses:
       Mortality and Expense Fees                          -       1      -       -            3       2      12         -
       Contract Expense Charges                           11      34      3      11           89      68     369         -
       Total Expenses                                     11      35      3      11           92      70     381         -
         Investment Loss                                 (10)    (35)    (3)    (11)         (86)    (70)   (339)        -
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                -       1      1       -            5       4       9         -
       Unrealized Appreciation (Depreciation)             22      86     (2)      5           44      84     326         -
         Net Gain (Loss) on Investments                   22      87     (1)      5           49      88     335         -

            Change in Net Assets from Operations   $      12      52     (4)     (6)         (37)     18      (4)        -

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $     211     874    (33)     (1)        (124)    190     171        47

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible *
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        -        -       -        -          -         -            -
       Capital Gains Distributions                           2        -       -        -          -         -            -
       Total Income                                          2        -       -        -          -         -            -
     Expenses:
       Mortality and Expense Fees                            -        -       -        -          -         -            -
       Contract Expense Charges                             15        -       -        -          -         -            2
       Total Expenses                                       15        -       -        -          -         -            2
         Investment Loss                                   (13)       -       -        -          -         -           (2)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)                -        -       -        -          -         -            -
         Net Gain (Loss) on Investments                      -        -       -        -          -         -            -

            Change in Net Assets from Operations    $      (13)       -       -        -          -         -           (2)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations            $        -       28       -        -          -        15            8

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            77
       Capital Gains Distributions                          -         -         -        -       -            72
       Total Income                                         -         -         -        -       -           149
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            37
       Contract Expense Charges                             -         -         -        -       -         2,258
       Total Expenses                                       -         -         -        -       -         2,295
         Investment Loss                                    -         -         -        -       -        (2,146)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -            40
       Unrealized Appreciation (Depreciation)               -         -         -        -       -         1,174
         Net Gain (Loss) on Investments                     -         -         -        -       -         1,214

            Change in Net Assets from Operations     $      -         -         -        -       -          (932)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations             $      -         -         -        -       -         2,483

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (158)   (57)       -    (655)
       Realized Gain (Loss)                                 20     (3)       -       -
       Unrealized Appreciation (Depreciation)             (137)   (49)       -       -
         Change in Net Assets from Operations             (275)  (109)       -    (655)

     Deposits                                            1,156    373        -  10,447

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                         115    100        -     280
       Transfers (in) out                                 (594)   (18)       -   7,796
         Payments and Withdrawals                         (479)    82        -   8,076

     Net Assets:
       Net Increase                                      1,360    182        -   1,716
       Beginning of Year                                 2,304    857        -   1,594

         End of Year                               $     3,664  1,039        -   3,310

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $    (423)   (632)   (165)   (66)    (6)   (180)
       Realized Gain (Loss)                              108     183      11     (1)     -      19
       Unrealized Appreciation (Depreciation)            620   3,205     (43)   (13)    (3)    470
         Change in Net Assets from Operations            305   2,756    (197)   (80)    (9)    309

     Deposits                                          1,220   1,667     487    159     21     782

     Payments and Withdrawals:
       Death Benefits                                      -       2       3      -      -       1
       Withdrawals                                       216     331     106     22      -      55
       Transfers (in) out                                (10) (1,068)   (169)   (89)    (5)   (341)
         Payments and Withdrawals                        206    (735)    (60)   (67)    (5)   (285)

     Net Assets:
       Net Increase                                    1,319   5,158     350    146     17   1,376
       Beginning of Year                               2,864   3,281   1,135    324     35   1,490

         End of Year                               $   4,183   8,439   1,485    470     52   2,866

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (63)   (210)   (10)     (9)        (346)   (440) (1,225)        5
     Realized Gain (Loss)                                  7      30      -       -           41       8     177         2
     Unrealized Appreciation (Depreciation)              255   1,002    (19)     14          218     604   1,223        40
       Change in Net Assets from Operations              199     822    (29)      5          (87)    172     175        47

   Deposits                                              155     622     52      55        1,099   1,380   4,276        48

   Payments and Withdrawals:
     Death Benefits                                        -       2      -       -            -       -       2         -
     Withdrawals                                          33      42      -       -          104      88     206         2
     Transfers (in) out                                  (94)   (166)  (182)   (229)      (1,029)     63  (2,353)     (386)
       Payments and Withdrawals                          (61)   (122)  (182)   (229)        (925)    151  (2,145)     (384)

   Net Assets:
     Net Increase                                        415   1,566    205     289        1,937   1,401   6,596       479
     Beginning of Year                                   365   1,191      -       -        1,687   2,367   4,671         -

       End of Year                                 $     780   2,757    205     289        3,624   3,768  11,267       479

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible *
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $       12        1       -        -          -        (5)           -
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                  1       27       -        -          -        20          10
       Change in Net Assets from Operations                 13       28       -        -          -        15           10

    Deposits                                                31       21       -        -          -        28            8

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             -        -       -        -          -         -            -
     Transfers (in) out                                    (83)    (197)      -        -          -      (216)        (242)
       Payments and Withdrawals                            (83)    (197)      -        -          -      (216)        (242)

    Net Assets:
     Net Increase                                          127      246       -        -          -       259          260
     Beginning of Year                                       -        -       -        -          -         -            -

       End of Year                                  $      127      246       -        -          -       259          260

                                                     A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         -         -        -       -         (4,632)
     Realized Gain (Loss)                                   -         -         -        -       -            602
     Unrealized Appreciation (Depreciation)                 -         -         -        -       -          7,445
       Change in Net Assets from Operations                 -         -         -        -       -          3,415

   Deposits                                                 -         -         -        -       -         24,087

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             10
     Withdrawals                                            -         -         -        -       -          1,700
     Transfers (in) out                                     -         -         -        -       -            388
       Payments and Withdrawals                             -         -         -        -       -          2,098

   Net Assets:
     Net Increase                                           -         -         -        -       -         25,404
     Beginning of Year                                      -         -         -        -       -         24,165

       End of Year                                   $      -         -         -        -       -         49,569

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (48)   (10)       -  (1,208)
       Realized Gain (Loss)                                 (1)     -        -       -
       Unrealized Appreciation (Depreciation)              (12)    (3)       -       -
         Change in Net Assets from Operations              (61)   (13)       -  (1,208)

     Deposits                                              205     38        -   3,940

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                           -      -        -       -
       Transfers (in) out                                 (213)   (86)       -   2,325
         Payments and Withdrawals                         (213)   (86)       -   2,325

     Net Assets:
       Net Increase                                        357    111        -     407
       Beginning of Year                                   203     59        -     469

         End of Year                                       560    170        -     876

Total Survivorship & Variable Universal Life -
    End of Year                                    $     4,224  1,209        -   4,186

                                                             MFS Variable Insurance Trust

                                                             Emerging Total       Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $     (83)   (126)    (28)   (36)     -     (38)
       Realized Gain (Loss)                                4      11       1      1      -       4
       Unrealized Appreciation (Depreciation)            109     457      (5)    (5)     -      68
         Change in Net Assets from Operations             30     342     (32)   (40)     -      34

     Deposits                                            237     349      90    109      -     132

     Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                         1       -      11      -      -      12
       Transfers (in) out                               (135)   (268)    (52)   (37)     -    (213)
         Payments and Withdrawals                       (134)   (268)    (41)   (37)     -    (201)

     Net Assets:
       Net Increase                                      401     959      99    106      -     367
       Beginning of Year                                 332     357     183     52      -     125

         End of Year                                     733   1,316     282    158      -     492

Total Survivorship & Variable Universal Life -
    End of Year                                    $   4,916   9,755   1,767    628     52   3,358

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (10)    (35)    (3)    (11)         (86)    (70)   (339)        -
     Realized Gain (Loss)                                  -       1      1       -            5       4       9         -
     Unrealized Appreciation (Depreciation)               22      86     (2)      5           44      84     326         -
       Change in Net Assets from Operations               12      52     (4)     (6)         (37)     18      (4)        -

   Deposits                                               25      95      8      36          251     182     972         1

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           -       -      -       -            1       1       -         -
     Transfers (in) out                                    -     (24)   (10)    (91)        (231)    (50)   (666)      (12)
       Payments and Withdrawals                            -     (24)   (10)    (91)        (230)    (49)   (666)      (12)

   Net Assets:
     Net Increase                                         37     171     14     121          444     249   1,634        13
     Beginning of Year                                    25      72      -       -          295     290   1,073         -

       End of Year                                        62     243     14     121          739     539   2,707        13

Total Survivorship & Variable Universal Life -
    End of Year                                    $     842   3,000    219     410        4,363   4,307  13,974       492

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible*
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (13)       -       -        -          -         -           (2)
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                  -        -       -        -          -         -            -
       Change in Net Assets from Operations                (13)       -       -        -          -         -           (2)

    Deposits                                                50        -       -        -          -         1            8

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             -        -       -        -          -         -            -
     Transfers (in) out                                    (79)       -       -        -          -        (4)          -
       Payments and Withdrawals                            (79)       -       -        -          -        (4)          -

    Net Assets:
     Net Increase                                          116        -       -        -          -         5            6
     Beginning of Year                                       -        -       -        -          -         -            -

       End of Year                                         116        -       -        -          -         5            6

Total Survivorship & Variable Universal Life -
    End of Year                                     $      243      246       -        -          -       264          266

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         -         -        -       -        (2,146)
     Realized Gain (Loss)                                   -         -         -        -       -            40
     Unrealized Appreciation (Depreciation)                 -         -         -        -       -         1,174
       Change in Net Assets from Operations                 -         -         -        -       -          (932)

   Deposits                                                 -         -         -        -       -         6,729

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             -
     Withdrawals                                            -         -         -        -       -            26
     Transfers (in) out                                     -         -         -        -       -           154
       Payments and Withdrawals                             -         -         -        -       -           180

   Net Assets:
     Net Increase                                           -         -         -        -       -         5,617
     Beginning of Year                                      -         -         -        -       -         3,535

       End of Year                                          -         -         -        -       -         9,152

Total Survivorship & Variable Universal Life -
    End of Year                                      $      -         -         -        -       -        58,721

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.    Organization and Significant Accounting Policies

   Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life, Century II Survivorship Variable Universal Life, Century II Heritage Survivorship Variable Universal Life, and Century II Alliance Variable Universal Life is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts of nine series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors.
High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").
International Small Company Fund II	Long-term growth of capital by investing in equity securities of smaller foreign companies.
Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.
MFS Variable Insurance Trust
Research Series	Long-term growth of capital and future income by investing in common stocks of companies having favorable prospects for long-term growth.
Emerging Growth Series	Long-term growth of capital by investing in common stocks of emerging growth companies.
Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.
Bond Series	Current income and protection of shareholders' capital by investing in fixed income securities.
Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign governments securities.
Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios
VP Capital Appreciation	Capital growth by investing in common stocks of growing companies.
VP International	Capital growth by investing in stocks of growing foreign companies.
VP Value	Long-term capital growth and income by investing in stocks of companies believed to be undervalued.
VP Income and Growth	Capital growth by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.
Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large "blue chip" companies.
Small Cap Portfolio	Capital appreciation by investing in common stock of small U.S. and foreign companies.
Dreyfus Stock Index Fund	Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.
The Dreyfus Socially Responsible Growth Fund, Inc.	Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	High total return by investing in large and medium U.S. companies, with industry weighting similar to those of the S&P 500.
Small Company Portfolio	High total return by investing in small and medium U.S. companies, as typically represented by the Russell 2000 Index.
Franklin Templeton Variable Products Series Fund
Franklin Real Estate Fund	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.
Franklin Small Cap Fund	Long-term capital growth by investing in equity securities of small U.S. companies.
Templeton Developing Markets Securities Fund	Long-term capital appreciation by investing in emerging market Equity Securities Fund equity securities.
Templeton Foreign Securities Fund	Long-term capital growth by investing in equity securities of companies located outside the U.S.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Calamos Advisors Trust
Convertible Portfolio	Current income and capital appreciation by investing in a diversified portfolio of convertible securities.
A I M Variable Insurance Funds
V.I. Dent Demographic Trends Fund	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.
V.I. New Technology Fund	Long-term growth of capital by investing at least 65% of its total net assets in equity securities of technology and science companies.
V.I. Premier Equity Fund	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.
Seligman Portfolios, Inc.
Communications and Information Portfolio	Capital gain by investing in securities of companies operating in the communications, information and related industries.
Capital Portfolio	Capital appreciation by investing in common stocks of medium-sized U.S. companies displaying a proven track record and strong management.

   Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date earned.

   Federal Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust has elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net investment income and capital gains distributed to unit holders. Distributions to unit holders of the Trust's net investment income will be taxable as ordinary income to unit holders. Capital gains distributions will be taxable as capital gains to unit holders.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

    Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investment sold.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                        Cost of     Proceeds
2001:                                                  Purchases   from Sales
                                                       ---------   ----------
                                                           (in thousands)

American Leaders Fund II                                $   2,047      1,942
High Income Bond Fund II                                      739        691
International Small Company Fund II                            89         56
Prime Money Fund II                                        21,233     20,970
MFS Research Series                                         3,282      1,846
MFS Emerging Growth Series                                  6,022      3,961
MFS Total Return Series                                     1,865        968
MFS Bond Series                                               998        475
MFS Strategic Income Series                                   131         60
MFS Utilities Series                                        4,036      2,367
ACI VP Capital Appreciation                                 2,090      1,013
ACI VP International                                        2,514      1,514
ACI VP Value                                                1,267        557
ACI VP Income and Growth                                      554        309
Dreyfus Appreciation Portfolio                              1,965      1,637
Dreyfus Small Cap Portfolio                                 3,630      2,280
Dreyfus Stock Index Fund                                    9,521      6,333
Dreyfus Socially Responsible Growth Fund                      609        469
J.P. Morgan U.S. Disciplined Equity Portfolio                 665        332
J.P. Morgan Small Company Portfolio                           567        452
Franklin Real Estate Fund                                      90         20
Franklin Small Cap Fund                                       441        240
Templeton Developing Markets Securities Fund                   39         21
Templeton Foreign Securities Fund                             613        271
Calamos Convertible Portfolio                               1,637        557
A I M V.I. Dent Demographic Trends Fund                       483        162
A I M V.I. New Technology Fund                                489        129
A I M V.I. Premier Equity Fund                                643        232
Seligman Communications and Information Portfolio             659        268
Seligman Capital Portfolio                                  1,236        392

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

                                                       Cost of      Proceeds
2000:                                                 Purchases    from Sales
                                                      ---------    ----------
                                                            (in thousands)

American Leaders Fund II                               $   2,723       1,937
High Income Bond Fund II                                   1,015         835
International Small Company Fund II                           77          22
Prime Money Fund II                                       26,516      26,127
MFS Research Series                                        3,320       1,669
MFS Emerging Growth Series                                 8,516       3,549
MFS Total Return Series                                      965         697
MFS Bond Series                                              453         394
MFS Strategic Income Series                                   86          23
MFS Utilities Series                                       3,840       1,278
ACI VP Capital Appreciation                                1,479         483
ACI VP International                                       3,587       1,580
ACI VP Value                                                 365         185
ACI VP Income and Growth                                     952         450
Dreyfus Appreciation Portfolio                             2,688       1,858
Dreyfus Small Cap Portfolio                                5,895       1,701
Dreyfus Stock Index Fund                                  11,553       7,237
Dreyfus Socially Responsible Growth Fund                   1,028         289
J.P. Morgan U.S. Disciplined Equity Portfolio                793         233
J.P. Morgan Small Company Portfolio                          918         172
Franklin Real Estate Fund                                      9           0
Franklin Small Cap Fund                                      281          60
Templeton Developing Markets Securities Fund                  32          13
Templeton Foreign Securities Fund                            650         116
Calamos Convertible Portfolio                                966         238
A I M V.I. Dent Demographic Trends Fund                      478         230
A I M V.I. New Technology Fund                               123          19
A I M V.I. Premier Equity Fund                               260         102
Seligman Communications and Information Portfolio            387         176
Seligman Capital Portfolio                                   356          17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2.    Contract Charges

   Century II Variable Universal Life

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of the subaccounts of each contract.

A premium expense charge for premium taxes of 2.25 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During 2001, $2,329,000 ($900,000 - 2000 and $654,000 - 1999) was assessed in surrender charges and other contract charges totaled $9,284,000 ($8,149,000 – 2000 and $5,585,000 - 1999).

   Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life

KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625 percent (maximum is 0.9 percent) of the average daily net assets of each contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 2001, other contract charges totaled $1,762,000 ($2,910,000 - 2000 and $2,295,000 - 1999).

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

   Century II Alliance Variable Universal Life

KCL deducts a monthly administrative fee for each contract of $7.50 plus KCL can also deduct a per $1,000 charge of the total amount insured, which it is presently not but the maximum allowed per the contract is $0.05 per $1,000 charge of the total insured. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5 percent of the asset value of the subaccounts of each contract.

A premium expense charge for premium taxes of 6.35 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. Since its May 21, 2001 inception, $1,000 was assessed in surrender charges and other contract charges totaled $118,000.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

   2001:                                              Units          Units        Net Increase
                                                    Purchased       Redeemed       (Decrease)
                                                                 (in thousands)

American Leaders Fund II                                   961              955              6
High Income Bond Fund II                                   137              141             (4)
International Small Company Fund II                         11                7              4
Prime Money Fund II                                      1,015              998             17
MFS Research Series                                        102               57             45
MFS Emerging Growth Series                                 219              139             80
MFS Total Return Series                                    120               70             50
MFS Bond Series                                             82               44             38
MFS Strategic Income Series                                 14                8              6
MFS Utilities Series                                       144               87             57
ACI VP Capital Appreciation                                 72               36             36
ACI VP International                                        97               58             39
ACI VP Value                                               183               85             98
ACI VP Income and Growth                                    77               42             35
Dreyfus Appreciation Portfolio                             115               92             23
Dreyfus Small Cap Portfolio                                177              109             68
Dreyfus Stock Index Fund                                   650              427            223
Dreyfus Socially Responsible Growth Fund, Inc               27               21              6
J.P. Equity Portfolio                                       49               26             23
J.P. Small Company Portfolio                             1,019            1,012              7
Franklin Real Estate Fund                                    9                3              6
Franklin Small Cap                                          60               31             29
Templeton Developing Markets Securities Fund                 5                3              2
Templeton Foreign Securities Fund                           16                7              9
Calamos Convertible Portfolio                              140               55             85
A I M V. I. Dent Demographic Trends Fund                    94               38             56
A I M V. I. New Technology Fund                             80               16             64
A I M V. I. Premier Equity Fund                             78               24             54
Seligman Communications and Information Portfolio           61               16             45
Seligman Capital Portfolio                                 130               50             80

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights

                                                                                                  For the Year Ended
                                                      At December 31, 2001                      December 31, 2001

                                                           Unit Fair Value     Net    Investment* Expense Ratio Total Return **
                                                   Units      Lowest to       Assets   Income       Lowest to    Lowest to
                                                  (000's)      Highest       (000's)    Ratio        Highest      Highest

American Leaders Fund II                             284 $ 9.264 to 18.382  $ 4,802      1.39%      .5% to .9%    -16.01%
High Income Bond Fund II                              96   9.671 to 11.774    1,092      9.92%      .5% to .9%    -10.62%
International Small Company Fund II                   11    5.718 to 7.940       60      0.00%      .5% to .9%    -51.67%
Prime Money Fund II                                  396  10.131 to 12.540    4,838      3.57%      .5% to .9%    -21.48%
MFS Research Series                                  350   8.592 to 15.995    5,294      0.02%      .5% to .9%    -38.16%
MFS Emerging Growth Series                           552   8.221 to 17.159    8,996      0.00%      .5% to .9%    -59.43%
MFS Total Return Series                              181   9.772 to 17.712    3,032      2.05%      .5% to .9%    -11.84%
MFS Bond Series                                       97  10.396 to 13.330    1,259      5.51%      .5% to .9%     -6.35%
MFS Strategic Income Series                           17  10.373 to 11.327      188      4.07%      .5% to .9%     -9.57%
MFS Utilities Series                                 308   8.017 to 18.426    5,303      3.22%      .5% to .9%    -44.79%
ACI VP Capital Appreciation                          152   8.236 to 11.449    1,738      0.00%      .5% to .9%    -49.42%
ACI VP International                                 246   8.545 to 14.766    3,501      0.08%      .5% to .9%    -52.36%
ACI VP Value                                         165   7.745 to 10.391    1,282      0.67%      .5% to .9%     -0.55%
ACI VP Income and Growth                             153    6.395 to 9.150      996      0.78%      .5% to .9%    -21.08%
Dreyfus Appreciation Portfolio                       354   9.242 to 13.878    4,868      0.83%      .5% to .9%    -21.63%
Dreyfus Small Cap Portfolio                          500   9.526 to 14.077    6,883      0.44%      .5% to .9%    -16.26%
Dreyfus Stock Index Fund                           1,277   9.064 to 13.733   17,157      1.12%      .5% to .9%    -27.17%
Dreyfus Socially Responsible Growth Fund, Inc         37   8.501 to 27.394      985      0.10%      .5% to .9%    -43.05%
J.P. Equity Portfolio                                 67   8.950 to 14.346      956      0.48%      .5% to .9%    -22.70%
J.P. Small Company Portfolio                          67   9.257 to 13.728      908      0.00%      .5% to .9%    -25.22%
Franklin Real Estate Fund                              7  10.428 to 11.479       82      2.66%      .5% to .9%     -6.10%
Franklin Small Cap                                    54    6.539 to 9.167      352      0.34%      .5% to .9%    -20.17%
Templeton Developing Markets Securities Fund           4    7.585 to 9.184       32      0.00%      .5% to .9%    -25.00%
Templeton Foreign Securities Fund                     43   8.906 to 17.852      764      3.02%      .5% to .9%    -29.06%
Calamos Convertible Portfolio                        161   9.623 to 12.187    1,941      3.75%      .5% to .9%    -15.46%
A I M V. I. Dent Demographic Trends Fund              82    4.936 to 8.433      408      0.00%      .5% to .9%    -44.85%
A I M V. I. New Technology Fund                       76    3.032 to 8.157      231      6.77%      .5% to .9%    -48.05%
A I M V. I. Premier Equity Fund                       71    7.229 to 8.996      519      0.25%      .5% to .9%    -15.61%
Seligman Communications and Information Portfolio     70    6.360 to 8.938      450     24.87%      .5% to .9%    -13.33%
Seligman Capital Portfolio                           113    6.533 to 8.711      745      0.00%      .5% to .9%    -19.19%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by KCL, divided by the average daily net assets.

** The total return represents the change in net assets from operations divided by the asset value.

Independent Auditors' Report

The Contract Owners
Kansas City Life Variable Life Separate Account
    and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as indicated therein), including the schedule of investments, as of December 31, 2001 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, except for those individual series operating for portions of such period as disclosed in the financial statements, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial hightlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Life Separate Account as of December 31, 2001 the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
KPMG LLP

Omaha, Nebraska
April 6, 2002

Report of Independent Auditors

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors
Kansas City Life Insurance Company

We have audited the accompanying statements of operations and changes in net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of the individual subaccounts as indicated therein) for the year ended December 31, 1999, except for those individual series operating for portions of such period as disclosed in the financial statements. These financial statements are the responsibility of Kansas City Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of Kansas City Life Variable Life Separate Account for period described above in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Ernst & Young LLP

Kansas City, Missouri
March 31, 2000

Appendix A

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year

-------------------------------------
  Do not grade between Years 10-11
-------------------------------------
          Year
-------------------------------------
            1             100%
-------------------------------------
            2              87%
-------------------------------------
            3              79%
-------------------------------------
            4              70%
-------------------------------------
            5              60%
-------------------------------------
            6              50%
-------------------------------------
            7              40%
-------------------------------------
            8              30%
-------------------------------------
            9              20%
-------------------------------------
           10              10%
-------------------------------------
           11+              0%
-------------------------------------

PART II OTHER INFORMATION

UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

        The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

        1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

        Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration  Statement  comprises the following papers and documents:  The facing sheet.
     The prospectus consisting of 140 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:

     (a) C. John Malacarne
     (b) Mark A. Milton, Senior Vice President and Actuary
     (c) KPMG LLP Consent
     (d) Ernst & Young LLP Consent

     The following  exhibits,  corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1)  Resolutions of the Board of Directors of Kansas City Life Insurance
          Company establishing the Kansas City Life Variable Life Separate
          Account.1
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance
              Company and Sunset Financial Services, Inc.1
          (b) Not applicable.
          (c) Schedule of Sales Commissions.
     (4)  Not applicable.
     (5)  (a) Specimen Contract Form.7
          (b) Contract Split Option Rider.3
          (c) Joint First to Die Term Life Insurance Rider.3

          (d) Joint Survivorship Four-Year Term Life Insurance Rider.3

     (6)  (a) Articles of Incorporation of Bankers Life Association of
              Kansas City.1

          (b) Restated Articles of Incorporation of Kansas City Life
              Insurance Company.1

          (c) By-Laws of Kansas City Life Insurance Company.1

     (7)  Not applicable.

     (8)  (a) Agreement between Kansas City Life Insurance Company, MFS Variable
              Insurance Trust, and Massachusetts Financial Services Company.1

          (b)  Agreement  between  Kansas  City  Life  Insurance  Company,   TCI
               Portfolios, Inc. and Investors Research Corporation.1

          (c)  Agreement between Kansas City Life Insurance  Company,  Insurance
               Management Series, and Federated Securities Corp.1

          (d)  Agreement  between Kansas City Life Insurance Company and each of
               Dreyfus   Variable   Investment   Fund,   The  Dreyfus   Socially
               Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index
               Fund, Inc.3

          (e)  Agreement  between  Kansas City Life  Insurance  Company and J.P.
               Morgan Series Trust II. 4

          (f)  Amended and Restated Agreement between Kansas City Life Insurance
               Company  and  each of  Calamos  Insurance  Trust,  Calamos  Asset
               Management, Inc. and Calamos Financial Services, Inc.5

          (g)  Form  of  Participation   Agreement   between  Kansas  City  Life
               Insurance  Company  and  each  of  Franklin   Templeton  Variable
               Insurance  Products  Trust and Franklin  Templeton  Distributors,
               Inc. 6

          (h)  Amendment to Participation Agreement between Kansas City Life
               Insurance Company and each of Dreyfus Variable Investment Fund,
               The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus
               Life and Annuity Index Fund, Inc.
               (d/b/a Drefus Stock Index Fund). 4

          (i)  Agreement between Kansas City Life Insurance  Company,  Insurance
               Management Series, and Federated Securities Corp. 6

          (j)  Form  of  Participation  Agreement  by  and  among  AIM  Variable
               Insurance Funds, Inc. AIM Distributors, Inc. and Kansas City Life
               Insurance Company. 6

          (k)  Form  of  Participation   Agreement   between  Kansas  City  Life
               Insurance   Company  and  Seligman   Portfolios,   Inc.  Seligman
               Advisors, Inc. 6

     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum describing issuance, transfer, and redemption procedures.

B.   Not applicable.

C.   Not applicable.

2.   Opinion and consent of C. John Malacarne, as to the legality of the securities being registered.
3.   Not applicable.
4.   Not applicable.
5.   Not applicable.
6.   Opinion and Consent of Mark A. Milton,  Vice  President and Actuary,  as to
     actuarial matters pertaining to the securities being registered.
7.   (a)  Consent of KPMG LLP.
     (b)  Consent of Sutherland, Asbill & Brennan LLP.
     (c)  Consent of C. John Malacarne. See Exhibit 2.
     (d)  Consent of Ernst & Young LLP.

----------------------

1    Incorporated  herein by  reference to the Form S-6  Registration  Statement
     (File No.  033-95354)  for Kansas City Life Variable Life Separate  Account
     filed on August 2, 1995.

2    Incorporated  herein by reference to  Pre-Effective  Amendment No. 1 to the
     Form N-4 Registration  statement (File No.  033-89984) for Kansas City Life
     Variable Annuity Separate Account filed on August 25, 1995.

3    Incorporated  herein by reference to  Pre-Effective  Amendment No. 1 to the
     Form S-6  Registration  Statement  (File No.  333-25443)  for  Kansas  City
     Variable Life Separate Account filed on July 15, 1997

4    Incorporated  herein by reference to Post-Effective  Amendment No. 5 to the
     Form S-6  Registration  Statement  (File  No.  33-95354)  for  Kansas  City
     Variable Life Separate Account filed on April 19, 1999.

5    Incorporated  herein by reference to Post-Effective  Amendment No. 2 to the
     Form S-6  Registration  Statement  (File No.  333-25443)  for  Kansas  City
     Life Variable Life Separate Account filed on April 29, 1999.

6    Incorporated  herein by reference to Post-Effective  Amendment No. 7 to the
     Form N-4  Registration  Statement (File No.  33-89984) for Kansas City Life
     Variable Annuity Separate Account filed on August 28, 2000.

7    Incorporated  herein by reference to Pre-Effective  Amendment No. 1 to the
     Form S-6  Registration  Statement (File No. 333-69508) for Kansas City Life
     Variable Life Separate Account filed on September 17, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Kansas City Life Variable Life Separate Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 28th day of December, 2001.

                                             Kansas City Life Variable Life
                                             Separate Account
                                             -----------------------------
                                             Registrant
(SEAL)

                                            Kansas City Life Insurance Company
                                            ------------------------------

                                            Depositor

Attest: /s/ Cheryl Keefer               By: /s/ R. Philip Bixby
        Cheryl Keefer                       R. Philip Bixby, President, CEO, and
                                            Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                Title                               Date

/s/R. Philip Bixby       President, CEO, and Vice Chairman    April 22, 2002
R. Philip Bixby          of the Board

/s/John K. Koetting      Vice President and Controller        April 22, 2002
John K. Koetting         (Principal Accounting Officer)

/s/ J. R. Bixby          Chairman of the Board and            April 22, 2002
J.R. Bixby               Director

/s/W. E. Bixby           Director                             April 22, 2002
W. E. Bixby

/s/Daryl D. Jensen       Director                             April 22, 2002
Daryl D. Jensen

/s/William A. Schalekamp Director                             April 22, 2002
William A. Schalekamp

/s/Tracy W. Knapp        Director                             April 22, 2002
Tracy W. Knapp

/s/Bruce W. Gordon       Director                             April 22, 2002
Bruce W. Gordon

/s/Webb R. Gilmore       Director                             April 22, 2002
Webb R. Gilmore

/s/Warren J. Hunzicker, M.D. Director                         April 22, 2002
Warren J. Hunzicker, M.D.

/s/Michael J. Ross       Director                             April 22, 2002
Michael J. Ross

/s/Elizabeth T. Solberg  Director                             April 22, 2002
Elizabeth T. Solberg

/s/E. Larry Winn Jr.     Director                             April 22, 2002
E. Larry Winn Jr.

Nancy Bixby Hudson       Director                             April 22, 2002

/s/William R. Blessing   Director                             April 22, 2002
William R. Blessing

/s/Cecil R. Miller       Director                             April 22, 2002
Cecil R. Miller

May 2002

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM SURVIVORSHIP LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible Premium variable survivorship life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I     Procedures Relating to Purchase and Issuance of the Contracts and Acceptance of Premiums

A      Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1.    Offer of the Contracts. The Contracts will be offered and sold for Premiums pursuant to established Premium schedules and underwriting standards in accordance with state insurance laws.

Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same amount and type of Death Benefit. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a Premium and related insurance charges commensurate with the Insureds’ mortality risk as actuarially determined utilizing factors such as Age, sex, level of Total Sum Insured, health and occupation of each Insured. A uniform Premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same Total Sum Insured. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for optional benefits and/or riders, is in Appendix A to this memorandum.

2.    Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation, age, sex and medical and other background information on each proposed Insured, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial Premium accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial Premium will be returned to the applicant.

3.    Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial Premium at the time of application that is at least equal to two months of Guaranteed Monthly Premium (one month of Guaranteed Monthly Premium is required for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement). The minimum initial Premium required depends on a number of factors, such as the Age, sex and risk class of the proposed Insureds, the Total Sum Insured, any optional benefits and riders selected and the Planned Premiums the Owner proposes to make. (See "Planned Premium," below.)

In general, when applications are submitted with the required Premium (and the Premium is submitted in "good order") the Contract Date will be the same as that of the TIA. For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions, described below.

Contract Date Calculated to Be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be set to the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application

If PAC or CB is requested and the initial Premium is taken with the application, the Contract Date will be the date of approval. CB is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If GA or FA is requested on the application and an initial Premium is taken with the application, the Contract Date will be the date of approval. If GA or FA is requested and no initial Premium is received, the Contract Date will be the date we receive a full monthly allotment.

Kansas City Life may specify the form in which a Premium must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in "good order" upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial Premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deduction will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4.    Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insureds’ insurability, which may include a medical examination of the proposed Insureds. The available issue ages are 20 through 85 for each Insured. There are four risk classes available: preferred nontobacco user, standard nontobacco user, preferred tobacco user, tobacco user. Age is determined on the Contract Date based on each Insured's age last birthday. The minimum Total Sum Insured is $200,000. The minimum Specified Amount is $100,000. The minimum Additional Insurance Amount is $10,000 and the maximum Additional Insurance Amount at the time of issue is four times the Specified Amount. This coverage may increase to a maximum of 8 times the Specified Amount after issue. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5.    Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named inthe application. The Owner may by Written Notice name a contingent Owner or a new Owner while at least one Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner. The Owner may also be changed prior to both Insureds’ deaths by Written Notice satisfactory to Kansas City Life.

B    Payment and Acceptance of Additional Premiums

1.    General. Additional unscheduled Premiums can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such Premiums, subject to the procedures described below. A loan repayment must be clearly marked as such or it will be credited as a Premium.

2.    Procedures for Accepting Additional Premiums. Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the Premium that is determined to be in excess of applicable limitations, or the Owner may submit an application to increase the Additional Insurance Amount, subject to our underwriting requirements. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if Premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

Planned Premiums. When applying for a Contract, the Owner selects a plan for paying level Premiums at specified intervals, e.g., quarterly, semi-annually, or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay Premiums in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Premium entirely. Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of any increase in planned Premium.

4.    Guaranteed Payment Period and Guaranteed Monthly Premium. A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total Premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premium in effect on each prior Monthly Anniversary Day, and (2) additional Premium amounts to cover the total amount of any partial surrenders taken and the Loan Balance under the Contract. The Guaranteed Payment Period is three years following the Contract Date.

The Guaranteed Monthly Premium is shown in the Contract. The Guaranteed Monthly Premium varies by the risk class, issue age, and sex of each insured. Additional Premiums for substandard ratings and optional benefits and/or riders are included in the Guaranteed Monthly Premium. However, if changes are made to the optional benefits and/or rider coverage amounts in the first 3 contract years, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify the Owner of the new Guaranteed Monthly Premium and amend the Owner's Contract to reflect the change.

5.    Guaranteed Minimum Death Benefit Option and Guaranteed Minimum Death Benefit Option Premium. The optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if Coverage Option B is elected or if the Joint First to Die Rider is issued with the Contract. If this option has been elected, it guarantees payment of the Specified Amount (less any Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract’s investment performance, provided that the Guaranteed Minimum Death Benefit Option Premium requirement is met. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. The Guaranteed Minimum Death Benefit Option Premium requirement is met if, on each Monthly Anniversary Day:

  the cumulative Premiums paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums (the amount of the Guaranteed Minimum Death Benefit Option Premium is shown in the Contract), plus any Loan Balance, where the term “the cumulative Premiums paid” means the amount that is equal to (A) the sum of all Premiums paid, less (B) the sum of all partial surrenders, with (A) and (B) each accumulated at an annual effective interest rate of 4% from the date the Premium is paid, or the partial surrender is taken to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated, and the term “cumulative Guaranteed Minimum Death Benefit Option Premiums means the amount that is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums, with each such Premium accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If the Guaranteed Minimum Death Benefit Option Premium requirement is not met, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day Kansas City Life mails the notice that the Guaranteed Minimum Death Benefit Option is in default and the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option. The default Premium will be the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance is greater than the cumulative paid Premium. The Guaranteed Minimum Death Benefit Option will terminate if sufficient Premium is not paid by the end of the notice period.

If the policy contains any Additional Insurance Amount coverage or any optional benefits and/or riders, then in addition to testing the Guaranteed Minimum Death Benefit Option Premium requirement as outlined above, the Contract Value will be tested to ensure that the policy is funded at a sufficient level to support the Additional Insurance Amount or other optional benefits and/or riders. On each Monthly Anniversary Day the Cash Surrender Value will be tested to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day Kansas City Life mails notice of the default Premium amount. The default Premium will be equal to the payment which would be sufficient to provide a Cash Surrender Value equal to three Monthly Deduction. If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.

There is no charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 a monthly charge per $1,000 of Specified Amount at issue will apply. The Guaranteed Minimum Death Benefit Option is not available for Coverage Option B Contracts, for Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount or for Contracts which include the Joint First to Die Rider. The Guaranteed Minimum Death Benefit Option will terminate upon your request, if the Coverage Option is changed to B or if the amount of the Additional Insurance Amount is increased to more than the Specified Amount.

The Guaranteed Minimum Death Benefit Option may be reactivated within two years of termination of such option. Reactivation requires: (1) written notice to restore the option, (2) evidence of insurability of the Insureds satisfactory to us, unless Reactivation is requested within one year after the beginning of the notice period; and (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Loan Balance exceeds the cumulative paid Premiums on the date of Reactivation. On the Monthly Anniversary Day on which the Reactivation takes effect, Kansas City Life will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges. Kansas City Life reserves the right to deny Reactivation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

6.     Premiums Upon Increase in Additional Insurance Amount. Depending on the Contract Value at the time of an increase in the Additional Insured Amount and the amount of the increase requested, an additional Premium may be necessary or a change in the amount of Planned Premiums may be advisable.

7.     Premiums to Prevent Lapse. If the Guaranteed Minimum Death Benefit Option has been elected, the Specified Amount is guaranteed to remain in force as long as the Guaranteed Minimum Death Benefit Option Premium requirement is met on each Monthly Anniversary Day. However, while failure to meet the Guaranteed Minimum Death Benefit Option Premium requirement will cause the Guaranteed Minimum Death Benefit Option to terminate, such failure will not necessarily cause the Contract to lapse. Riders are not guaranteed by the Guaranteed Minimum Death Benefit Option and will terminate if the Cash Surrender Value becomes negative.

a.     During the Guaranteed Payment Period. The Contract will lapse and a Grace Period will start if there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse won’t occur during the Guaranteed Payment Period. If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of the amount to guarantee the Contract won’t lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deduction.

b.     After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deduction. You must make this payment before the end of the Grace Period.

If the Guaranteed Minimum Death Benefit Option has not been elected or has been removed, a grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deduction must be paid during the grace period to keep the Contract in force.

8.     Grace Period. The grace period is a 61-day period to pay sufficient Premiums to prevent lapse. Kansas City Life will send notice of the Premium amount required to be paid during the grace period to the Owner’s last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Contract will remain in force during the grace period. If the last surviving Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction due on or before the date of the last surviving Insured's death (and for any Loan Balance). If the grace period Premium has not been paid before the grace period ends, the Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Loan Balance becomes excessive.

C.     Allocation and Crediting of Initial and Additional Premiums

1.     The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contract are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of 30 Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio that is part of one of the following Funds: MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios”), Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., J.P. Morgan Series Trust II, Franklin Templeton Variable Insurance Products Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc. Each fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc, J.P. Morgan Series Trust II, Templeton Variable Insurance Products Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc. or any other investment company.

2.     Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a.     General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which Premiums may be allocated, although the number of Subaccounts to which Net Premiums may be allocated will never be less than fifteen. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in allocation may also be made by telephone, facsimile, electronic mail and the internet if a proper authorization has been provided. The change will apply to Premiums received with or after receipt of notice.

b.     Allocation of Initial Net Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial Premium is received in "good order" at the Home Office. Kansas City Life may specify the form in which a Premium must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in "good order" upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional Premiums are received in "good order" before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. On the Reallocation Date, Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c.     Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premiums requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the Premium has been accepted. (See "Underwriting Requirements" above). If the additional Premium is rejected, Kansas City Life will return the Premium immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

A.    Transfer Privilege

1.     General. After the Reallocation Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the Valuation Day that it receives Written Notice requesting such transfer. Transfers may also be made by telephone, facsimile, electronic mail and the internet, if the proper authorization has been provided.

2.     General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (Telephone, Facsimile, Electronic Mail and Internet request) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

An excessive number of transfers, including short-term “market timing” transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

3.     Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

B.     Dollar Cost Averaging Plan

1.     General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. At least $250 must be transferred from the Federated Prime Money Fund II Subaccount each month. The required amounts may be allocated to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2.     Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Changes may be made in dollar cost averaging by telephone, facsimile, electronic mail or the Internet if proper authorization has been provided. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date the Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months, when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

C.     Portfolio Rebalancing Plan

1.     General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2.     Election and Operation of the Plan. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. If elected, this plan automatically adjusts the Owner's portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. Changes may be made in the Portfolio Rebalancing Plan if proper authorization has been provided. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan. Portfolio rebalancing will terminate when you request any transfer or the day Kansas City Life receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the redistribution will not be completed.

Portfolio rebalancing will terminate when the Owner requests any transfer unless the Owner authorizes a change in allocation at that time or the day Kansas City Life receives written notice instructing Kansas City Life to cancel the plan.

III.      Redemption Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.     "Free-Look" Period

The Owner may cancel the Contract for a refund during the "Free-Look" Period. This period expires 10 days after the Owner receives the Contract. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund Premiums paid. In some states Kansas City Life may be required to refund the greater of Contract Value or Premiums paid.

B.     Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. Kansas City Life may require return of the Contract. A surrender charge may apply. A surrender request will be processed as of the date the Owner's Written Request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

C.     Partial Surrenders

1.     General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value in addition to the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2.     Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3.     Effect of Partial Surrender on Death Benefit. If Coverage Option A or L is in effect, Kansas City Life will reduce the Contract Value by the partial surrender amount. The Total Sum Insured will be reduced by the partial surrender amount minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Total Sum Insured, the Total Sum Insured will not be reduced. If Coverage Option B is in effect Kansas City Life will reduce the Contract Value by the partial surrender amount. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under Kansas City Life’s then-current rules, as interpreted by Kansas City Life.

4.     Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's Written Request is received in good order, and generally will be paid within seven calendar days. A Written Request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

D.     Surrender Charge

During the first 10 Contact Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses. The Surrender Charge is based on the Specified Amount at issue. We calculate this charge by multiplying the Surrender Charge for the applicable Ages and sex of each Insured by the Surrender Charge percentages. We then multiply this amount by the Specified Amount, divided by 1,000. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in the Contract.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

The Surrender Charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 10th Contract Year, there will be no Surrender Charge.

E.     Partial Surrender Fee

Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

F.     Redemptions for Monthly Deduction

On the Allocation Date, Kansas City Life will deduct a Monthly Deduction for the Contract Date and each Monthly Anniversary that has occurred prior to or on the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deduction will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges, (2) cost of insurance charges, and (3) any charges for optional benefits and/or riders. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

G.     Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit Proceeds upon receipt at the Home Office of proof of the death of the last surviving Insured that Kansas City Life deems satisfactory. Kansas City Life may also require proof of the death of the Insured who died first and may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

As described below, Kansas City Life will pay Death Benefit proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or Beneficiary (whichever applicable) has immediate and full access to Death Benefit Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Death Benefit Proceeds are paid to an individual.

1.     Amount of Death Benefit Proceeds. The Death Benefit Proceeds payable upon the death of the last surviving Insured are equal to the sum of: (1) the greater of: (a) the Death Benefit under the Coverage Option selected, calculated as of the date of the last surviving Insured’s death, or (b) the Corridor Death Benefit; and (2) an amount equal to any benefits provided by all option benefits or riders, plus any Premiums received after the date of death, minus any Loan Balance on that date, and, if the death occurred during a grace period, minus any past due Monthly Deduction. A minimum Death Benefit may be provided under the Guaranteed Minimum Death Benefit Option. If all or part of the Death Benefit proceeds are paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the last surviving Insured’s death to the date of payment.

2.     Coverage Options. The Contract Owner may choose one of three Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured. Under Option B, the Death Benefit is the Total Sum Insured on the date of death of the last surviving Insured plus the Contract Value on the date of such death. Under Coverage Option L, the Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be equal to the amount calculated in (1).

3.     Corridor Death Benefit. The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.

4.     Initial Total Sum Insured and Coverage Option. The Initial Total Sum Insured is set at the time the Contract is issued. The Owner may change the Total Sum Insured from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

5.     Changes in Coverage Option. Kansas City Life has the right to require that no change in Coverage Option occur during the first Contract Year and that no more than one coverage option change can be made in any 12-month period. Coverage Option L is only available at issue. After any change, the Total Sum Insured must be at least $200,000 and the Specified Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner’s application for change.

If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change. If the Coverage Option is A or L, it may be changed to B subject to evidence of insurability satisfactory to Kansas City Life. (See “Underwriting Requirements,” above.) The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000. If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

Kansas City Life has the right to decline any Coverage Option change request that Kansas City Life determines would cause the Contract to not qualify as life insurance under applicable tax laws.

6.     Increases in the Additional Insurance Amount. Increases to the Additional Insurance Amount may be made either through scheduled annual increases requested and through unscheduled increases requested at any other time of the Owner’s choosing. The maximum Additional Insurance Amount coverage is four times the Specified Amount at issue. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled increases to the Additional Insurance Amount, subject to Kansas City Life’s approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. The percentage increase will be based on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase may not exceed a dollar amount equal to 25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option will not be available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

The Owner may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. Kansas City Life reserves the right to require that no increases in Additional Insurance Amount occur during the first Contract Year and that no more than one increase be made in any 12-month period.

Any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000 and an application must be submitted. Kansas City Life will require satisfactory evidence of insurability. In addition, the Insureds’ attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time. A change in Planned Premiums may be advisable.

The increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. If the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate. In addition, if the Guaranteed Minimum Death Benefit Option is in force and if the Cash Surrender Value is at any time insufficient to pay monthly deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.

7.     Decreases in Total Sum Insured. The Owner may request a decrease in the Total Sum Insured. When a decrease in Total Sum Insured is made, Kansas City Life will first reduce any amount of Additional Insurance Amount remaining and only then reduce the Specified Amount. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.

Kansas City Life reserves the right to require that no decreases occur during the first Contract Year and that no more than one decrease be made in any 12-month period.

Kansas City Life reserves the right to require that the Total Sum Insured after any decrease be at least $200,000 and the Specified Amount must be at least $100,000. The Owner must provide written notice to the Home Office of his intention to decrease the Total Sum Insured. The effective date of the decrease will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner’s request for a decrease.

Decreasing the Total Sum Insured may have the effect of decreasing monthly Cost of Insurance Charges. However, a decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium, Guaranteed Minimum Death Benefit Option Premium, or the Surrender Charges.

H.     Loans

1.     When Loans are Permitted. Prior to the death of the last Insured to die, the Owner may borrow against the Contract at any time by submitting a Written Request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone, facsimile, electronic mail and internet if the appropriate election has been made at the time of application or proper authorization has been provided to us. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's Written Request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2.     Interest. Kansas City Life will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Loan Balance.

3.     Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. A loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner may specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4.     Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be requested. The maximum amount available for a preferred loan is the Contract Value less Premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5.     Loan Repayment. The Owner may repay all or part of the Owner's Loan Balance at any time while the Insured is living and the Contract is in force. Kansas City Life has the right to require that each loan repayment be at least $50.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a Premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

6.      Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Loan Balance will be deducted in calculating the Death Benefit Proceeds.

7.     Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

I.     Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1.     Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2.     Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3.     Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4.     Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. You also may choose a minimum guaranteed payment period or an installment refund option as part of your life income payment option. The minimum guaranteed payment period guarantees that life income payments will continue after death until payments have been paid for the full guaranteed payment period selected. The installment refund option guarantees that life income payments will continue after death until the total income payments received equal the amount of proceeds applied when the option was initially selected.

5.     Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6.     Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

7.     Choice of Options. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice.

Delay in Redemptions or Transfers

Kansas City Life will ordinarily pay any Death Benefit Proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

K.      Telephone, Facsimile, Electronic Mail and Internet Transfer, Premium Allocation Changes and Loan Privileges

1.     Election of the Program. Transfers, changes in Premium allocation, changes in Dollar Cost Averaging, changes in Portfolio Rebalancing, and loan requests will be based upon instructions given by telephone, facsimile, electronic mail and interne, provided the proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone, facsimile, electronic mail and internet transfers, Premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.

2.     Procedures Employed to Confirm Genuineness of Telephone, Facsimile, Electronic Mail and Internet Authorizations, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone, facsimile, electronic mail or the internet are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone, facsimile, electronic mail and internet transfers, Premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

APPENDIX A

On the Allocation Date, Kansas City Life will deduct Monthly Deduction for the Contract Date and each Monthly Anniversary that has occurred prior to or on the Allocation Date. Subsequent Monthly Deduction will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine Monthly Anniversary Day. The Monthly Deduction consists of (1) Monthly Expense Charges, (2) cost of insurance charges, and (3) any optional benefit charges, as described below. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

     Monthly Expense Charge.

(1)      a monthly expense charge of $7.50 for all Contract Years.

(2)     A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest insured. (See chart below)

                                                Current

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                                 Years 1-10
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     Youngest Insured     Monthly Per     Youngest Insured     Monthly Per
       Issue Age        Thousand of         Issue Age        Thousand of
                     Specified Amount                      Specified Amount
  ------------------ ------------------ ------------------ -----------------
           20-29              $0.07             50-59              $0.18
  ------------------- ------------------ ----------------- -----------------
           30-39              $0.09             60-69              $0.28
  ------------------- ------------------ ----------------- -----------------
           40-49              $0.14              70+               $0.35
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                              Years 11+ $0.00
  --------------------------------------------------------------------------

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements. The Guaranteed Monthly Expense Charge is guaranteed not to increase.

Cost of Insurance Charge.This charge compensates Kansas City Life for the expense of providing insurance coverage. Kansas City Life may make a profit from this charge. Any profit may be used to finance distribution expenses. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (see “Coverage Options,”), discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the monthly equivalent of 4% per year.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on each Insureds’ Age, sex, number of completed Contract Years, Total Sum Insured and risk class, and therefore varies from time to time. Kansas City Life currently places each Insured in the following classes, based on underwriting: Standard Tobacco User, Standard Nontobacco User, Preferred Nontobacco User and Preferred Tobacco User. The Insureds may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

Kansas City Life places the each Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Additional Insurance Amount is requested, Kansas City Life conducts underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Additional Insurance Amount, and the existing risk class will continue to apply to the existing Total Sum Insured.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly Cost of Insurance Charge will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.

Guaranteed Minimum Death Benefit Option Charge.There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge will be $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge will be based on the Specified Amount and will be deducted monthly.

Reduced Charges for Eligible Groups. The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal Premium expense charge and Monthly Deduction from Contract Value. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors Kansas City Life will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and its organizational framework, the method by which sales will be made to the members of the class, the facility with which Premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Optional Benefits and/or Riders. The following optional benefits are available and may be added to the Contract. Monthly charges for these optional benefits will be deducted from Contract Value as part of the Monthly Deduction. All of these benefits may not be available in all states.

Contract Split Option Rider

Issue Ages: 20-75

This rider allows the Owner to split the Contract equally into two individual policies, one on the life of each Insured. This split option will be offered without evidence of insurability under the conditions that the request is made as the result of either (1) the divorce of the two Insureds; or (2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%. Specific other conditions must also be met in order to qualify. When this option is exercised, the existing Contract will be terminated. The new contracts will be based on the Insureds’ Age, sex, and based on risk class at the time of issue of the original Contract. This rider will terminate at the older Insured’s age 80. The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.

Joint First to Die Term Life Insurance Rider

Issue Ages: 20-85

This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured’s age 100 and while this rider is in force. Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum coverage equals $10,000. The coverage amounts for each Insured under this rider may be increased (subject to insurability) or decreased. The Owner may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

Joint Survivorship Four-Year Term Life Insurance Rider

Issue Ages: 20-85

This rider provides renewable one-year level term insurance and expires at the end of the fourth contract anniversary year of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.

Bonus on Contract Value in the Variable Account

A bonus may be credited to the Contract on each Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. We pay these bonus amounts out of savings we derive from the higher values of the contract. We do not guarantee that we will pay the bonus.